                           MARLTON TECHNOLOGIES, INC.
                                2828 Charter Road
                        Philadelphia, Pennsylvania 19154

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                November 7, 2001

                                    ---------

To the Shareholders of MARLTON TECHNOLOGIES, INC.:

         The Annual Meeting of Shareholders of MARLTON TECHNOLOGIES, INC. will be held on November 7, 2001 at 9:00 a.m. at the Main Conference Room, Sparks Exhibits Building, 2828 Charter Road, Philadelphia, Pennsylvania 19154, for the following purposes:

             (1) To elect two directors to the Company's Board of Directors.

             (2) To consider and vote upon the transactions contemplated by the
                 Subscription Agreements (the "Subscription Agreements") by and among Marlton Technologies, Inc. (the "Company"), Marlton Technologies (PA), Inc. ("Newco"), which is a newly formed and wholly-owned Pennsylvania subsidiary of the Company into which the Company will be merged if Proposal No. 3 is approved and which would be the surviving entity in such merger (the "Surviving Company"), and certain investors (the "Investors"), dated as of August 23, 2001, attached as Annex II and Annex III to the Proxy Statement, and in connection therewith, to consider and vote upon (i) the issuance to the Investors of 5,300,000 shares of common stock, without par value, of the Surviving Company ("Surviving Company Common Stock"), and (ii) the issuance to the Investors of warrants to purchase up to 5,300,000 shares of Surviving Company Common Stock (and the exercisability thereof), all as set forth in the Subscription Agreements and the other documents related thereto; provided, however, in the event that Proposal No. 3 is not approved, instead of the Surviving Company being the issuer, the Company will be the issuer of the stock and warrants purchased pursuant to the Subscription Agreements.

             (3) To consider and vote upon a proposal to merge the Company into
                 Newco, which would be the surviving entity in such merger, in order to change the Company's state of incorporation from New Jersey to Pennsylvania.

             (4) To consider and vote upon the 2001 Equity Incentive Plan
                 Proposal.

             (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on September 24, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       By order of the Board of Directors
                                Alan I. Goldberg
                               Corporate Secretary
                           Philadelphia, Pennsylvania
                               September 25, 2001

                           MARLTON TECHNOLOGIES, INC.

                                2828 Charter Road
                        Philadelphia, Pennsylvania 19154

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         Annual Meeting of Shareholders
                           To Be Held November 7, 2001

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Company Board") of MARLTON TECHNOLOGIES, INC. (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held November 7, 2001 and at any adjournments thereof (the "Annual Meeting"). If the enclosed Proxy is properly executed and returned, the shares represented will be voted in accordance with the instructions specified by the shareholder. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, those shares will be voted (i) FOR the nominees for director set forth below under Proposal No. 1 (with discretionary authority of the proxy holders to cumulate votes), (ii) FOR the Investment Transaction Proposal described below under Proposal No. 2, (iii) FOR the Reincorporation Proposal described below under Proposal No. 3, (iv) FOR the 2001 Equity Incentive Plan Proposal described below under Proposal No. 4, and (v) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. Proxies may be revoked at any time prior to being voted (i) by delivery of written notice to the Company's Corporate Secretary, (ii) by submission of a later dated proxy, or (iii) by revoking the proxy and voting in person at the Annual Meeting.

         As the proposals contemplated by the Investment Transaction Proposal (the "Investment Transaction"), the Reincorporation Proposal (the "Reincorporation") and 2001 Equity Incentive Plan Proposal (the "2001 Equity Incentive Plan") are independent of one another, shareholders may approve all three proposals or they may approve the Investment Transaction, the Reincorporation or the 2001 Equity Incentive Plan without approving any others. Accordingly, this Proxy Statement indicates what will happen if all of the proposals are approved and what will happen if at least one, but not all of these three proposals are approved.

         This Proxy Statement, the enclosed Proxy and the 2000 Annual Report of the Company are first being mailed to the Company's shareholders on or about September 25, 2001.

                                  VOTING RIGHTS

         Only shareholders of record at the close of business on September 24, 2001 (the "Record Date") will be entitled to vote at the meeting. On that date there were outstanding 7,613,449 shares of the Company's common stock, par value $.10 per share ("Company Common Stock"). Each share of Company Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors. To conduct the business of the meeting, a quorum of shareholders must be present. This means at least a majority of the issued and outstanding shares of Company Common Stock eligible to vote must be represented at the meeting, either by proxy or in person. With respect to Proposal No. 1 (the "Election of Directors Proposal"), each shareholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The two candidates receiving the greatest number of votes cast will be elected as directors of the Company. With respect to Proposal No. 2 (the "Investment Transaction Proposal") and Proposal No. 4 (the "2001 Equity Incentive Plan Proposal"), the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal. Regarding Proposal No. 3 (the "Reincorporation Proposal"), the affirmative vote of two-thirds of votes cast at the Annual Meeting on such proposal is required to approve the proposal. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Annual Meeting is required to approve any other proposals which may properly come before the Annual Meeting or any adjournments thereof. Abstentions will be counted for purposes of determining a quorum but will not be counted otherwise, and broker non-votes on specific matters will not be counted for any purpose. Broker non-votes occur as to any particular proposal when a broker returns a proxy but does not have authority to vote on such proposal.

                               SECURITY OWNERSHIP

         The following table sets forth certain information as of September 1, 2001 with respect to (i) those persons known by the Company to be the beneficial owners of 5% or more of the Company Common Stock, and (ii) each director, nominee, executive officer, and all directors and executive officers of the Company as a group:

                                                                      Amount and Nature of              Percent of
              Name and Address of Beneficial Owner                    Beneficial Ownership             Class (1)(11)
              ------------------------------------                    --------------------             -------------
Lawrence Schan                                                       904,600(2)                            11.9
         507 Fishers Road
         Bryn Mawr, PA 19010
Ira Ingerman                                                         903,292 (2)                           11.9
         1300 Centennial Road
         Narberth, PA 19072
Stanley D. Ginsburg                                                  772,492 (2)                           10.1
         50 Belmont Ave., #1014
         Bala Cynwyd, PA 19004
Lombard Associates (3)                                               704,126                                9.2
         115 East 62nd Street
         New York, New York, 10021
Robert B. Ginsburg                                                   709,032 (4)(5)(11)                     8.6
         2828 Charter Road
         Philadelphia, Pennsylvania 19154
Alan I. Goldberg                                                     695,892 (5)(6)(11)                     8.5
         2828 Charter Road
         Philadelphia, Pennsylvania 19154

                                                                      Amount and Nature of              Percent of
              Name and Address of Beneficial Owner                    Beneficial Ownership             Class (1)(11)
              ------------------------------------                    --------------------             -------------
Tsubasa System Co. Ltd. ("Tsubasa")                                   500,000                               6.6
         Tachibana Annex Building
         2-25-14 Kameido, Koto-Ku
         Tokyo, Japan 136
Dimensional Fund Advisors Inc.                                        419,900                               5.5
         1299 Ocean Avenue, 11th Floor
         Santa Monica, CA 90401
Fred Cohen                                                            150,093 (7)                           2.0
Dr. William F. Hamilton                                                94,002 (8)                           1.2
Seymour Hernes                                                         73,672 (9)                           1.0
Stephen P. Rolf                                                        21,000 (10)                           .3
All directors and executive officers as a group
(6 persons)                                                         1,743,691 (4,5,6,7,8,9,10)             19.4

-------------------
(1) Percent of class has been computed on the basis of the number of shares of Company Common Stock outstanding as of September 1, 2001, plus for any shareholder or shareholder group, the number of shares which would be outstanding if that shareholder or shareholder group exercised all stock options and conversion rights exercisable within 60 days after September 1, 2001.
(2) 1,809,000 of these shares of Company Common Stock are held by the DMS Store Fixtures Shareholders Trust ("Trust") described below. 452,250 shares were contributed by Mr. S. Ginsburg, 452,250 shares were contributed by Mr. Ingerman and 904,500 were contributed by Mr. Schan. By virtue of provisions of the Trust, Messrs. Ginsburg, Ingerman and Schan have shared voting power with respect to the 1,809,000 shares held by the Trust. In addition, Mr. Ginsburg directly owns 320,242 shares of Company Common Stock, Mr. Ingerman directly owns 279,142 shares of Company Common Stock and Mr. Schan directly owns 100 shares of Company Common Stock. Also, Mr. Ingerman has sole voting power over 171,900 shares held by him as custodian under the DMS Employee Shareholders Agreement described below. As a result of the foregoing, Mr. Ginsburg may be deemed to beneficially own 2,129,242 shares (27.9% of the shares of Company Common Stock outstanding); Mr. Ingerman may be deemed to beneficially own 2,260,042 shares (29.7% of the shares of Company Common Stock outstanding); Mr. Schan may be deemed to beneficially own 1,809,100 shares (23.7% of the shares of Company Common Stock outstanding) and the Trust may be deemed to beneficially own 1,809,000 shares (23.7% of the shares of Company Common Stock outstanding). These individuals collectively may be deemed to beneficially own 2,580,384 shares (33.9% of the shares of Company Common Stock outstanding). Of the shares beneficially owed by these individuals, Mr. Ginsburg has sole voting power with respect to 320,242 shares, shared voting power with respect to 1,809,000 shares and sole investment power with respect to 772,492 shares; Mr. Ingerman has sole voting power with respect to 451,042 shares, shared voting power with respect to 1,809,000 shares and sole investment power with respect to 731,392 shares; Mr. Schan has sole voting power with respect to 100 shares, shared voting power with respect to 1,809,000 shares and sole investment power with respect to 904,600 shares; and the Trust has sole voting power with respect to 1,809,000 shares.
(3) Lombard Associates is a sole proprietorship owned by Charles P. Stetson, Jr.
(4) Includes an aggregate of 623,369 shares which Mr. Ginsburg may acquire within 60 days after September 1, 2001 upon the exercise of outstanding stock options and conversion rights. In the event the Investment Transaction and the 2001 Equity Incentive Plan are approved, such options will be canceled and replaced not less than six months following the cancellation, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in the Investment Transaction Proposal.
(5) Does not include for each of Messrs. Goldberg and Ginsburg 245,560 shares held by the Company's 401k Plan for the benefit of Company employees. Each of Messrs. Goldberg and Ginsburg is a trustee of such plan, and each disclaims beneficial ownership of all such shares except those shares held for the direct benefit of each as a participant in such plan.
(6) Includes an aggregate of 591,341 shares which Mr. Goldberg may acquire within 60 days after September 1, 2001 upon the exercise of outstanding stock options and conversion rights. In the event the Investment Transaction and the 2001 Equity Incentive Plan are approved, such options will be canceled and replaced not less than six months following the cancellation, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in the Investment Transaction Proposal.
(7) 89,713 of these shares are held in trust for the benefit of the children of Mr. Cohen and an additional 14,500 shares and an aggregate of 400 shares are held directly by his wife and children, respectively. Mr. Cohen disclaims beneficial ownership of such shares. Includes an aggregate of 40,000 shares which Mr. Cohen may acquire within 60 days after September 1, 2001 upon the exercise of outstanding stock options.
(8) Includes an aggregate of 42,398 shares which Dr. Hamilton may acquire within 60 days after September 1, 2001 upon the exercise of outstanding stock options.
(9) Includes an aggregate of 1,500 shares held directly by his wife. Mr. Hernes disclaims beneficial ownership of such shares. Also includes an aggregate of 41,199 shares which Mr. Hernes may acquire within 60 days after September 1, 2001 upon the exercise of outstanding stock options.
(10) Includes an aggregate of 20,000 shares which Mr. Rolf may acquire within 60 days after September 1, 2001 upon the exercise of outstanding stock options.
(11) In the event that both the Investment Transaction Proposal and the Reincorporation Proposal are approved and consummated, Mr. Robert Ginsburg will acquire an additional 1,000,000 shares and warrants to purchase 1,000,000 shares of common stock of the Surviving Company ("Surviving Company Common Stock") (which, together with his other shares of Surviving Company Common Stock and options to purchase Surviving Company Common Stock, will result in Mr. Ginsburg beneficially owning approximately 14% of the Surviving Company Common Stock), Mr. Goldberg will acquire an additional 300,000 shares and warrants to purchase 300,000 shares of Surviving Company Common Stock (which, together with his other shares of Surviving Company Common Stock and options to purchase Surviving Company Common Stock, will result in Mr. Goldberg beneficially owning approximately 6.6% of the Surviving Company Common Stock), Mr. Scott Tarte will acquire 2,000,000 shares and warrants to purchase 2,000,000 shares of Surviving Company Common Stock (which will result in Mr. Tarte beneficially owning approximately 20.6% of the Surviving Company Common Stock), and Mr. Jeffrey Harrow will acquire an additional 2,000,000 shares and warrants to purchase 2,000,000 shares of Surviving Company Common Stock (which, together with his currently held shares of Company Common Stock and options to purchase Company Common Stock, will result in Mr. Harrow beneficially owning approximately 20.7% of the Surviving Company Common Stock). In the event that the Investment Transaction Proposal is approved and consummated but the Reincorporation Proposal is not approved, instead of the Surviving Company being the issuer, the Company shall be the issuer of the shares and warrants pursuant to the Investment Transaction. Messrs. Ginsburg, Tarte and Harrow will execute a Stockholders' Agreement regarding the voting of their shares and other matters, as more particularly described under the heading "Stockholders' Agreement" in the Investment Proposal.

DMS Store Fixtures Shareholders Trust ("Trust")

         On December 31, 1997, the Trust received 1,809,000 shares of Company Common Stock as a result of the acquisition by the Company of DMS Store Fixtures, Inc. (904,500 shares of Company Common Stock by Mr. Schan and 452,250 shares of Company Common Stock by each of Messrs. Ingerman and S. Ginsburg). The foregoing table allocates beneficial ownership of these shares to these individuals in the amounts contributed to the Trust by them, respectively. Messrs. Schan, Ingerman and S. Ginsburg are collectively referred to as the "DMS Principals". The DMS Principals will contribute any additional stock consideration (up to 250,000 shares of Company Common Stock) to be received in connection with the acquisition to the Trust. The Trust has a term expiring March 31, 2003. The Trust was established pursuant to the DMS Store Fixtures Shareholders Trust Agreement (the "Trust Agreement"). The Trust provides that each of the DMS Principals will be vested in the shares he contributed to the Trust in five equal annual increments. In the event that any DMS Principal was to cease being employed by DMS Store Fixtures LLC ("New DMS") without the consent of New DMS (or with regard to Mr. Schan, without at least seven days prior written notice of resignation) or was to be terminated by New DMS for cause (as defined in the Trust Agreement), prior to December 31, 2002, such person will be entitled to receive only those shares that have vested at that time, and all unvested shares of Company Common Stock will be divided pro rata among the remaining DMS Principals. Prior to vesting, the DMS Principals may not sell, transfer or otherwise convey Company Common Stock that they contributed to the Trust; however, vested shares may be distributed to the DMS Principal who contributed such shares and be transferred by such DMS Principal upon his request and with the consent of the other DMS Principals who have beneficial ownership in the Trust at the time of the request. Company Common Stock held in the Trust will be voted by the unanimous consent of the DMS Principals who have a beneficial ownership in the Trust at the time of the vote. Mr. Ingerman, as trustee under the Trust, will vote the shares held by the Trust in the manner agreed upon by the DMS Principals, or, in the absence of unanimous agreement as to how to vote, will abstain from voting the shares held by the Trust. The Trust will terminate prior to the expiration of its term in the event that (i) the Company and each of the DMS Principals then employed by DMS agree to terminate the Trust or (ii) the Company ceases to exist pursuant to a merger, consolidation, recapitalization, reorganization or dissolution. The Trust provides that each of the DMS Principals will have the right to receive his allocable share of the stock consideration and any additional stock consideration upon the dissolution of the Trust. The duration and vesting terms of the Trust may only be amended by the DMS Principals with the Company's prior written consent. In the first quarter of 2001, the employment of Mr. Schan was terminated by his resignation and the employment of Messrs. Ingerman and Stanley Ginsburg was terminated by the mutual consent of the respective DMS Principal and New DMS. Each DMS Principal will become fully vested in his respective shares, provided he does not violate certain continuing confidentiality and non-solicitation provisions of his employment agreement.

DMS Employee Shareholders Agreement (the "DMS Shareholders Agreement")

         In contemplation of the acquisition of DMS Store Fixtures, Inc. by the Company, certain employees of DMS Store Fixtures, Inc. (the "DMS Employees") received 171,900 shares of Company Common Stock (the "DMS Employee Shares") in exchange for shares of DMS Store Fixtures, Inc. that they received as a bonus prior to the acquisition. Each of the DMS Employees entered into the DMS Shareholders Agreement pursuant to which Mr. Ingerman serves as custodian of the DMS Employee Shares and has been granted a proxy to vote the DMS Employee Shares. The DMS Shareholders Agreement will be in effect until March 31, 2003. Under the DMS Shareholders Agreement, the DMS Employees will be vested in their shares, if they remain employed by New DMS at the expiration of the term of the DMS Shareholders Agreement (with certain permitted exceptions such as death or disability or termination of employment without cause, as defined in the DMS Shareholders Agreement) and the performance targets (the "Performance Targets") are met. In the event that any of the DMS Employees were to cease being employed by New DMS without the consent of New DMS or were to be terminated by New DMS for cause, as defined in the DMS Shareholders Agreement, prior to the expiration of the term of the DMS Shareholders Agreement, all unvested shares allocable to those DMS Employees will not vest and will be forfeited. Additionally, if the Performance Targets are not met, the DMS Employees unvested shares will be forfeited. Under the Performance Targets, all of the shares will vest if the increase in gross revenue for the year ending December 31, 2002 of New DMS is at least $15,000,000 greater than the gross revenue of DMS Store Fixtures, Inc. for the year ended December 31, 1997. If the increase in gross revenue for the same period is greater than $11,000,000 but less than $15,000,000, a percentage of the shares will vest, as detailed in the DMS Shareholders Agreement. At the termination of the DMS Shareholders Agreement, all of the forfeited shares will be allocated in the following manner: (i) if the Performance Targets are met, all of the forfeited shares will be allocated to the DMS Principals and the DMS Employees, pro rata in proportion to the stock consideration received by such person and (ii) if the Performance Targets are not met, all of the forfeited shares will be allocated among the DMS Principals in proportion to the stock consideration received by such persons. The custodian has the discretion at any time to reduce or eliminate the Performance Targets in his sole discretion. All of the 171,900 shares subject to the DMS Shareholders Agreement have been included in the beneficial ownership of Mr. Ingerman set forth in the preceding table, and none of such shares have been included in the beneficial ownership of Messrs. S. Ginsburg and Schan.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company Board is divided into three classes of directors. At each annual meeting of shareholders, members of one of the classes, on a rotating basis, are elected for a three year term. In accordance with the Company's Restated Certificate of Incorporation and its Bylaws, the Company Board by resolution has fixed the total number of directors at five. Fred Cohen and Dr. William F. Hamilton have been designated by the Company Board as its nominees for election as directors at the Annual Meeting, to serve for the term expiring in 2004. Since only two nominees are to be elected, proxies cannot be voted for more than two individuals.

         The Company has no reason to believe that a nominee will be disqualified or unable or unwilling to serve if elected, except that Dr. William
F. Hamilton has agreed to resign if the Investment Transaction Proposal is approved and consummated. However, if a nominee should become unavailable for any reason, proxies may be voted for another person nominated by the Company Board to fill the vacancy. Following is certain information concerning the nominees, as well as those directors whose terms of office are continuing after the meeting.

                                                                                              Director
         Name                                                                       Age        Since:
         ----                                                                       ---        ------
         Nominees for Three-Year Term:
                  Fred Cohen                                                        73          1966
                  Dr. William F. Hamilton                                           62          1988

         Director Continuing in Office until 2002 Annual Meeting:
                  Robert B. Ginsburg                                                47          1990

         Directors Continuing in Office until 2003 Annual Meeting
                  Alan I. Goldberg                                                  49          1991
                  Seymour Hernes                                                    74          1973

         Fred Cohen, a founder of the Company, served as the Company's Chief Executive Officer from May 1966 until December 1990, and has served as Chairman of the Board since May 1966.

         Dr. William F. Hamilton has been Director of the Management and Technology Program and Landau Professor of Management and Technology in the Wharton School and the School of Engineering and Applied Science at the University of Pennsylvania since 1978. Dr. Hamilton serves as a director of Hunt Corporation (NYSE), Neose Technologies, Inc. (NASDAQ) and Digital Lightwave, Inc. (NASDAQ).

         Robert B. Ginsburg has served as an officer of the Company since August 1990 and is currently Chief Executive Officer and President of the Company. Mr. Ginsburg is a Certified Public Accountant. From 1985 to August 1990, Mr. Ginsburg was actively involved in the development and management of business opportunities, including the acquisition of manufacturing companies, investment in venture capital situations and the provision of finance and management consulting services as a principal of Omnivest Ventures, Inc.

         Alan I. Goldberg has served as an officer of the Company since August 1990 and is currently Executive Officer and Corporate Secretary of the Company. Mr. Goldberg is a corporate attorney. From April 1987 through August 1990 he was involved in venture capital investments and business acquisitions as a principal of Omnivest Ventures, Inc.

         Seymour Hernes served as the Company's Executive Vice President from March 1973 until December 1990, and has served as Vice Chairman of the Board since January 1991.

         Messrs. Ginsburg and Goldberg have employment agreements with the Company which require the Company and the Board to use their best efforts to cause them to be elected as directors for a term equal to the term of their employment agreements.

         In the event that Fred Cohen and Dr. William F. Hamilton are elected as directors at the Annual Meeting and the Investment Transaction is approved and consummated, but the Reincorporation is not approved, Dr. William F. Hamilton and Seymour Hernes have agreed to resign as directors, the Company Board will approve an increase in the Company Board size to seven directors and the following four individuals, each of whom has consented to serve on the Company Board, shall be appointed to the Company Board: Jeffrey Harrow, Scott Tarte, A.J. Agarwal and Richard Vague, with the directors to be staggered on the Company Board in the following manner: Messrs. Ginsburg and Vague's terms would end in 2002, Messrs. Agarwal and Goldberg's terms would end in 2003, and Messrs. Harrow, Tarte and Cohen's terms would end in 2004.

         In the event that Fred Cohen and Dr. William F. Hamilton are elected as directors at the Annual Meeting and both the Investment Transaction and the Reincorporation are approved and consummated, Dr. William F. Hamilton and Seymour Hernes have agreed to resign as directors of the Company Board. Immediately prior to the Reincorporation Merger, the sole director of Marlton Technologies (PA), Inc., a newly formed Pennsylvania corporation and wholly-owned subsidiary of the Company ("Newco") and the surviving entity (the "Surviving Company") of the Reincorporation Merger (as defined in the Reincorporation Proposal) shall (i) approve an increase in the size of Newco's board of directors to seven directors, (ii) appoint Robert Ginsburg, Jeffrey Harrow, Scott Tarte, Alan I. Goldberg, A.J. Agarwal, Richard Vague and Fred Cohen to Newco's board of directors and (iii) resign as a director of Newco. The members of the board of directors of Newco immediately prior to the Reincorporation Merger shall continue as the members of the board of directors of the Surviving Company (the "Surviving Company Board") immediately following the Reincorporation Merger. In such event, the Surviving Company Board immediately following the Reincorporation Merger shall consist of Robert B. Ginsburg, Jeffrey Harrow, Scott Tarte, Alan I. Goldberg, A.J. Agarwal, Richard Vague and Fred Cohen. Additionally, as Newco's board of directors will not be staggered prior to the Reincorporation Merger, the Surviving Company Board will not be staggered and, as such, all directors will stand for re-election annually.

         In the event that Fred Cohen and Dr. William F. Hamilton are elected as directors at the Annual Meeting, the Investment Transaction is not approved and the Reincorporation is approved and consummated, the election of Mr. Cohen and Dr. Hamilton as directors at the Annual Meeting shall be valid and the Company Board immediately prior to the Reincorporation Merger shall be the board of directors of the Surviving Company immediately following the Reincorporation Merger. Additionally, as Newco's board of directors will not be staggered prior to the Reincorporation Merger, the Surviving Company Board will not be staggered and, as such, all directors will stand for re-election annually.

         Following is certain information concerning Jeffrey Harrow, Scott Tarte, A.J. Agarwal and Richard Vague.

         Jeffrey Harrow. Mr. Harrow is 44 years old. Mr. Harrow served as President and CEO of CMPExpress.com from 1999 through 2000. Mr. Harrow negotiated the sale of the CMPExpress.com business to Cyberian Outpost, NASDAQ ticker (COOL) in September 2000. From 1982 through 1998, Mr. Harrow was the President, CEO and a Director of Travel One, the 6th largest travel management company in the United States. Mr. Harrow previously served as a board member for the Company and has served as a board member for Juniper Bank Advisory Board, Eastern Airlines Advisory Board, Cherry Hill National Bank (sold to Meridian
Bank), and Hickory Travel Systems. Mr. Harrow is a graduate of George Washington University School of Government and Business Administration earning his B.B.S. in 1979.

         Scott Tarte. Mr. Tarte is 39 years old. From January 2001 to present, Mr. Tarte has served as acting CEO of Medidata Solutions, a privately held technology company specializing in applications that streamline the data collection process for clinical trials of new drug compounds seeking FDA approval. In conjunction with the transaction contemplated in this Proxy Statement, Mr. Tarte has resigned his position at Medidata but remains an investor in and advisor to that company. From January 1988 to November 1998, Mr. Tarte was an owner and served as Chief Operating Officer of Travel One. Mr. Tarte oversaw all corporate operations and finance of the company, and shared responsibility for strategic planning with Mr. Harrow. In November 1998, Travel One was sold to the American Express Corporation. Mr. Tarte launched American Express One, a $3 billion travel division representing a consolidation of the prior Travel One organization and over $2 billion of legacy American Express business. In December 1999, Mr. Tarte resigned his position with American Express but agreed to remain as a paid consultant. Mr. Tarte graduated from the University of Pennsylvania with a B.A. in 1984 and he received his law degree from Fordham University in 1987. Mr. Tarte currently serves on the Board of Directors of the Eaglebrook School, a private preparatory school for boys grades six through nine in Deerfield, Massachusetts.

         A.J. Agarwal. Mr. Agarwal, age 35, is a Senior Managing Director in the Mergers & Acquisitions Advisory Group for The Blackstone Group. Since joining Blackstone in 1991, Mr. Agarwal has worked on a variety of mergers and acquisitions transactions (both in an advisory capacity and as a principal). Before joining Blackstone, Mr. Agarwal was with Bain & Company. At Bain & Company, Mr. Agarwal completed a range of strategic consulting assignments in the information services industry. Mr. Agarwal graduated from Princeton University magna cum laude and Phi Beta Kappa and received an MBA from Stanford University Graduate School of Business. He serves as a trustee of Princeton University's Foundation for Student Communication, the publisher of Business Today magazine.

         Richard Vague. Mr. Vague is 45 years old. In 1999, Mr. Vague co-founded Juniper Financial, a direct consumer bank with advanced internet and wireless functionality. Mr. Vague is the Chairman and CEO of Juniper Financial. Prior to co-founding Juniper Financial, from 1985 to 1999, Mr. Vague was co-founder, Chairman and CEO of First USA, a credit card company that grew from a virtual start-up in 1985 to the largest VISA credit card issuer in the world. He also served as chairman of Paymentech, the merchant payment-processing subsidiary of First USA and is a former board member of VISA.

         In the event that both the Investment Transaction and the Reincorporation are approved and consummated, then Messrs. Harrow and Tarte will enter into employment agreements (in the forms attached hereto as Annexes V and

VI) with the Surviving Company pursuant to which Mr. Harrow shall be employed as the Chairman of the Board of Directors of the Surviving Company, Mr. Tarte shall be employed as the Vice Chairman of the Board of Directors of the Surviving Company and as the Chief Executive Officer of each subsidiary of the Surviving Company, and the Surviving Company and the Surviving Company Board shall use their best efforts to cause Messrs. Harrow and Tarte to be elected and re-elected to the Surviving Company Board for the terms of their employment agreements.

         In the event that the Investment Transaction is approved and consummated, but the Reincorporation is not approved, then Messrs. Harrow and Tarte will enter into employment agreements with the Company rather than the Surviving Company, which agreements shall be on terms substantially similar to those described above.

         In the event that both the Investment Transaction and the Reincorporation are approved and consummated, then Messrs. Tarte, Harrow and Ginsburg and the Surviving Company shall enter into a Stockholders' Agreement (in the form attached hereto as Annex VIII) pursuant to which, with certain exceptions, (i) Messrs. Tarte and Harrow shall have the right to designate that number of individuals as nominees (which nominees shall include Tarte and Harrow) for election as directors as shall represent a majority of the Surviving Company Board, (ii) Messrs. Tarte, Harrow and Ginsburg will vote their shares of the common stock, without par value, of the Surviving Company ("Surviving Company Common Stock") in favor of the Tarte and Harrow designees and Mr. Ginsburg, (iii) without the prior written consent of Mr. Ginsburg, for a period of seven years following the effective date of the Stockholders' Agreement, Messrs. Tarte and Harrow will agree not to vote any of their shares of Surviving Company Common Stock in favor of (x) the merger of the Surviving Company, (y) the sale of substantially all of the Surviving Company's assets, or (z) the sale of all the shares of Surviving Company Common Stock, in the event that in connection with such transactions the shares of Surviving Company Common Stock are valued at less than $2.00 per share, (iv) Messrs. Tarte, Harrow and Ginsburg will recommend to the Surviving Company Board that it elect Mr. Harrow as the Chairman of the Board of the Surviving Company, Mr. Ginsburg as the President and Chief Executive Officer of the Surviving Company, and Mr. Tarte as the Vice Chairman of the Board of the Surviving Company and as the Chief Executive Officer of each subsidiary of the Surviving Company and (v) Messrs. Tarte, Harrow and Ginsburg shall have a right of first refusal with respect to one another in connection with any sale of the shares of Surviving Company Common Stock held by them. Following the consummation of both the Investment Transaction and the Reincorporation, taking into account the other shares of Surviving Company Common Stock held by each of them, Messrs. Tarte, Harrow and Ginsburg will collectively own approximately 39.4% of the outstanding shares of Surviving Company Common Stock. Additionally, if Messrs. Tarte, Harrow and Ginsburg exercise all of their warrants to purchase shares of Surviving Company Common Stock and Mr. Harrow exercises the options to purchase shares of Company Common Stock that he currently holds, they will collectively own approximately 56.4% of the outstanding shares of Surviving Company Common Stock. Furthermore, following the issuance by the Surviving Company of new stock options to Mr. Ginsburg at least six months following the cancellation of his existing Option Agreements (which, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in the Investment Transaction Proposal, is expected to occur immediately prior to the consummation of the Investment Transaction), if Messrs. Tarte, Harrow and Ginsburg exercise all of their options and warrants to purchase shares of Surviving Company Common Stock, they will collectively own approximately 57.9% of the outstanding shares of Surviving Company Common Stock.

         In the event that the Investment Transaction is approved and consummated, but the Reincorporation is not approved, then Messrs. Tarte, Harrow and Ginsburg shall enter into a Stockholders' Agreement with the Company rather than the Surviving Company, which agreement shall be on terms substantially similar to those described above.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and greater than 10% beneficial owners to file reports of ownership and changes in ownership of Company Common Stock with the Securities and Exchange Commission, the American Stock Exchange, and the Company. Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations that no Forms 5 were required, the Company believes that for 2000, the Company's directors, officers and greater than 10% beneficial owners complied with all
Section 16(a) filing requirement, except the initial Form 3 for Mr. Stephen P. Rolf was not filed on a timely basis.

            MEETINGS OF THE BOARD AND COMMITTEES, ATTENDANCE AND FEES

         Three meetings of the Company Board were held during 2000. All meetings were attended by all of the directors who were in office at the time.

         For the year 2000, directors not employed by the Company received (i) a cash annual retainer of $10,000 (or at the director's election, options as provided below), (ii) a fee of $1,000 for each Board meeting attended in person, $250 for participation by telephone, and (iii) a stock option award of 10,000 shares with an exercise price equal to the market value on the date of grant, vesting over a one year period of service as a director, and expiring after a period of five years. Directors employed by the Company received no additional compensation for their services as directors of the Company. Members of the Audit and Compensation Committees who are not employees of the Company received a fee of $500 for each committee meeting attended, except no such fee was payable if such meetings were scheduled immediately before or after a Board meeting. In lieu of all or any of the cash annual retainer, a director could elect prior to payment of the annual retainer to receive stock options with an exercise price equal to 33-1/3% of the fair market value on the date of the option grant, so that the aggregate discount on all such options equaled the amount of the cash retainer foregone by the director. These options vest over a one-year period of service as a director and expire after a period of five years. In the event that the Investment Transaction is approved, future compensation to directors may change.

Committees of the Board

         The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Annex I to this Proxy Statement. The Audit Committee's functions include assisting the Company Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. This committee was established in April 1985. Three formal meetings were held during the last fiscal year by this committee. This committee currently consists of Messrs. Cohen, Hamilton and Hernes.

         The Company has a Compensation Committee which is appointed by the Company Board and currently consists of Messrs. Cohen, Hamilton and Hernes. The primary functions of this committee are to review and determine executive compensation, and to administer the Company's 1990 Stock Option Plans, 1992 Employee Stock Plan, 1992 Director Stock Plan and 2000 Equity Incentive Plan. Subject to the provisions of each plan, the committee prescribes the number of shares and terms of each option and stock grant, and interprets and makes all other determinations for the administration of each plan. Although no formal meetings were held during the last fiscal year, all decisions during the fiscal year were made by written resolutions, in lieu of meetings, consented to by each member of the committee, or by telephone discussions among committee members.

         The Company does not have any nominating committee of the Company Board, nor committee performing similar functions.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has met and held discussions with management and the Company's independent accountants and has reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent accountants.

         The Audit Committee has also discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section
380).

         The Company's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and the Audit Committee discussed with the Company's independent accountants that firm's independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                              Dr. William F. Hamilton - Chairman
                                              Fred Cohen
                                              Seymour Hernes

                       EXECUTIVE OFFICERS AND COMPENSATION

         The following Summary Compensation Table sets forth the aggregate amounts paid or accrued by the Company and its subsidiaries during the last three fiscal years to its Chief Executive Officer and to each of the most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000:

                                          Annual Compensation               Long Term Compensation
                                          -------------------               ----------------------
                                                            Other     Restricted   Securities
                                                           Annual       Stock     Underlying      LTIP       All Other
        Name and                     Salary     Bonus    Compensation  Awards      Options/      Payouts   Compensation
   Principal Position       Year       ($)       ($)         ($)         ($)        SARs (#)       ($)        ($) (1)
   ------------------       ----       ---       ---         ---         ---        --------       ---        -------
Robert B. Ginsburg
  President and CEO        2000     212,180       -           -           -         175,000          -       6,800
                           1999     206,000       -           -           -              -           -       4,500
                           1998     200,000    225,000        -           -          80,000          -       2,350
Alan I. Goldberg
  Executive Officer &
  Corporate Secretary      2000     159,135       -           -           -         162,200          -       5,800
                           1999     154,500       -           -           -              -           -       4,500
                           1998     150,000    202,500        -           -          59,000          -       4,000
Stephen P. Rolf
  CFO                      2000     120,000     30,000    50,000(2)       -          60,000          -       2,000
Lawrence Schan
  Former President and
  COO of DMS               2000     191,346       -           -           -              -           -       1,000
                           1999     250,000     74,282        -           -              -           -       1,000
                           1998     250,000    250,000        -           -              -           -         750

-------------------
(1) Consists solely of reimbursement of life insurance premiums and up to $1,000 per year per individual for Company matching 401K Plan contributions in the form of restricted Company Common Stock, which Plan is available to all non-union employees of the Company.
(2) Initial employment bonus.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                Individual Grants
                             -----------------------------------------------------------
                              Number of                                                      Potential Realizable
                             Securities       % of total                                     Value Assumed Annual
                             Underlying      Options/SARs                                     Rates of Stock Price
                              Options/        Granted to      Exercise or                         Appreciation
                                SARs         Employees in      Base Price     Expiration        for Option Term
           Name                Granted        Fiscal Year        ($/Sh)          Date         5% ($)       10% ($)
           ----                -------        -----------        ------          ----         ------       -------
Robert B. Ginsburg (1)        175,000            36.8             1.60         7/31/10      147,613       400,925
Alan I. Goldberg (1)          162,200            34.1             1.60         7/31/10      136,816       371,600
Stephen P. Rolf (2)            60,000            12.6             2.00         1/10/06          600        39,440

----------------------

(1) Options are vested, and the exercise price will be adjusted to equal any lower sale or exercise price of shares sold or options granted to officers or directors of the Company. In the event that the Investment Transaction is approved and consummated, Messrs. Ginsburg and Goldberg have agreed to the cancellation of their options in exchange for the issuance by the Surviving Company of new options, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in the Investment Transaction Proposal.
(2) Options vest in three annual installments.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                              Number of Securities       Value of Unexercised In the
                                                             Underlying Unexercised          Money Options/SARs
                          Shares Acquired      Value         Options/SAR FY-End (#)            at FY-End ($)
         Name             on Exercise (#)   Realized ($)   Exercisable/Unexercisable      Exercisable/Unexercisable
         ----             ---------------   ------------   -------------------------      -------------------------
Robert B. Ginsburg              --               --              605,032/24,989                      0/0
Alan I. Goldberg                --               --              577,811/18,410                      0/0
Stephen P. Rolf                 --               --                    0/60,000                      0/0
Lawrence Schan                  --               --                    0/0                           0/0

----------------------

         Pursuant to amended employment agreements with a term continuing at least through December 31, 2002, Mr. Ginsburg is employed as the Company's President and Chief Executive Officer at a base salary of $212,180 for 2000, and Mr. Goldberg is employed as the Company's Executive Officer and Corporate Secretary at a base salary of $159,135 for 2000, in each case with annual increases of 3%. Mr. Ginsburg receives an annual bonus ranging (i) from 1% of the Company's pre-tax profit if the Company's annual earnings per share increases over the prior year by at least 5%, (ii) to 7% of the Company's pre-tax profit if the Company's annual earnings per share increases over the prior year by at least 25%. Mr. Goldberg receives an annual bonus ranging (i) from .75% of the Company's pre-tax profit if the Company's annual earnings per share increases over the prior year by at least 5%, to (ii) 5.25% of the Company's pre-tax profit if the Company's annual earnings per share increases over the prior year by at least 25%. In the event that the proposal contemplated in the Investment Transaction Proposal is approved and consummated, Mr. Ginsburg's employment agreement will be amended and restated and Mr. Goldberg's employment agreement will be amended. (See "Investment Transaction Proposal" for a description of such amendments.)

         Stephen P. Rolf, age 45, became Chief Financial Officer and Treasurer of the Company in January 2000. Mr. Rolf was employed from 1977 to December 1999 by Hunt Corporation, a New York Stock Exchange listed manufacturer and distributor of office and graphics products, in various financial capacities, including Vice President and Controller. Pursuant to an employment agreement commencing January 10, 2000 and continuing until terminated by either party, Mr. Rolf is employed as the Company's Chief Financial Officer at a base salary of $120,000 per year. Mr. Rolf receives an annual bonus ranging (i) from $30,000 if the Company's pre-tax profit is at least 5% of sales, to (ii) $100,000 if the Company's pre-tax profit is a least 12% of sales. A minimum annual bonus of $30,000 was guaranteed for 2000.

         Lawrence Schan, age 53, served as the President and Chief Operating Officer of DMS Store Fixtures, which was acquired by the Company in December 1997, for a period of over five years, until his resignation in January, 2001. Pursuant to his amended employment agreement, no additional compensation was payable to Mr. Schan for periods following the date of his resignation. DMS provides store fixtures and point-of-purchase displays to national retailers.

         In the event of termination of employment without cause by the Company, each of Messrs. Ginsburg and Goldberg is entitled to all compensation payable under his respective employment agreement over the remaining term and the economic benefit of all stock options as if his employment agreement were not terminated, and Mr. Rolf is entitled to continuation of his base salary for a period of six months after termination.

             Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors, composed of the Company's three non-employee directors, reviews and recommends to the Company Board executive compensation and administers the Company's stock option and award plans. The objective of the Company's compensation program is to build shareholder value by attracting and retaining key executives. The Committee establishes compensation programs which it believes are reasonable and competitive with similarly situated companies. The components of the Company's executive compensation program are base salary, bonus plans and stock options and awards.

         Base Salary. Base salary is designed to provide each executive with a fixed amount of annual compensation that is competitive with the marketplace. Base salary is specified in employment agreements ranging up to 5 years in duration and is subject to review at the end of the contract term. Salaries may also be reviewed and increased during the term at the discretion of the Company Board. For 2000, the base salaries of the Company's Chief Executive Officer and Executive Officer were increased by 3% in accordance with their respective employment agreements, as described above under the heading "Executive Officers and Compensation".

         Bonus Plans. The Company establishes bonus plans intended to encourage improved operating and financial results. Bonus plans are specified in employment agreements ranging up to 5 years in duration and are subject to review at the end of the contract term. The 2000 objectives for all executive officers under their bonus plans were based on the Company's operating and financial results measured by the Company's or its subsidiaries' income, and the Company's Chief Financial Officer had an initial employment bonus and guaranteed minimum bonus for 2000. The Chief Executive Officer's 2000 plan was linked to operating and financial results by providing for a bonus based on the Company's annual earnings per share increase in 2000 over 1999, and therefore no bonus was paid for 2000.

         Stock Options and Awards. The long-term component of the Company's incentive compensation program consists of equity-based grants which have been in the form of stock options and restricted stock awards. These grants are designed to create a mutuality of interest with shareholders by motivating the CEO and the other executive officers and key personnel to manage the Company's business so that the shareholders' investment will grow in value over time. The Committee's policy has been to base individual awards on an evaluation of an executive's performance and the overall performance of the Company. The Committee may also consider the amount of an individual's outstanding or previously granted options or shares in determining the size of the grant. Stock options were granted to three of the Company's executive officers in 2000, based on the hiring of a new Chief Financial Officer and the replacement of stock options which expired in 2000 with similar options for the Chief Executive Officer and another executive officer.

         Tax Deductibility. With respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, the Company does not expect to have any amount of compensation exceeding the $1 million annual limitation.

                                                         Fred Cohen - Chairman
                                                         Dr. William F. Hamilton
                                                         Seymour Hernes

           Compensation Committee Interlocks and Insider Participation

         For 2000, Messrs. Cohen, Hamilton and Hernes served as the Compensation Committee of the Board of Directors. Messrs. Cohen and Hernes were employees of the Company prior to December 31, 1990, but have not been employees since January 1, 1991.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph shows the cumulative total shareholder return on Company Common Stock on a yearly basis over the five-year period ended December 31, 2000 and compares this return with (i) the American Stock Exchange Market Value Index, and (ii) the 672 public companies listed in the Company's Standard Industrial Code 7389 - Business Services Not Elsewhere Classified. The graph assumes that the value of the investment in Company Common Stock and each index was $100 on December 31, 1995 and that all dividends were reinvested.

                                [OBJECT OMITTED]

                                    1995        1996        1997        1998       1999       2000
                                    ----        ----        ----        ----       ----       ----
Marlton Technologies, Inc.         100.00      295.24      457.14      324.29     214.29      38.10
SIC Code                           100.00      114.62      120.01       89.17     126.72      28.60
American Stock Exchange Index      100.00      105.52      126.97      125.25     156.15     154.23

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company previously leased its principal facility in Philadelphia from an independent third party pursuant to a lease expiring October 1, 2004, with renewal options at a rental equal to fair market value. The triple net rent was $2.44 per square foot until October 1, 1999, $ 2.54 until October 1, 2001, $2.61 until October 1, 2002, $2.60 until October 1, 2003 and $2.70 until October 1, 2004. In May 1999, 2828 Partnership L.P., a limited partnership whose general partners are Stanley Ginsburg and Ira Ingerman, purchased the Philadelphia facility, and entered into a new lease with the Company (the "New Lease"). The New Lease provides for a term of 20 years, an option for the Company to terminate after 10 years subject to the landlord's ability to relet the premises, triple net rent for the first 10 years at a rate of $2.59 per foot and thereafter at a formula rate based on the hypothetical refinanced mortgage debt, plus $.74 per square foot. Upon a change in control of the Company, the rent will be reset at then fair market value if greater than the existing base rent. Following this transaction, the Company built a 15,800 square foot addition onto the facility to accommodate its need for additional office space for its internal needs and to relocate the DMS Store Fixtures operations into this location, at a total cost of approximately $1,500,000. Upon completion of this addition, the landlord reimbursed the Company for its actual construction costs, less certain financing and closing costs, and the triple net rent was increased by $13,666.75 per month for the remainder of the first 10 years, reflecting the additional debt service and costs incurred by the landlord to finance the addition.

         DMS Store Fixtures, a Company subsidiary, leased its principal facility in King of Prussia, Pennsylvania from Ingerman-Ginsburg Partnership, a general partnership whose partners are Stanley Ginsburg and Ira Ingerman, pursuant to a Lease Agreement, dated March, 1984, as amended as of January 1, 1992, January 1,

1995 and July 1, 1996 (collectively, the "Lease"). The premises leased by DMS consisted of 60,000 square feet of rentable space and constituted one-half of the total rentable square feet of a building owned by Ingerman-Ginsburg Partnership. The other half of the building was occupied by a third party unrelated to either DMS, or Messrs. Ginsburg or Ingerman. DMS paid rent in the amount of $3.00 per square foot (triple net); provided that, in the event that the rental with respect to the portion of the building rented to the unrelated third party was increased after June 30, 1999 to more than $3.00 per square foot (triple net), the rental paid by DMS would automatically be increased to that amount, with a maximum of $4.00 per square foot. The term of the Lease was to expire on December 31, 2002, subject to a five-year renewal option at a rental equal to fair market value. DMS and the Ingerman-Ginsburg Partnership mutually agreed to terminate the Lease effective March 31, 2000, at which time the DMS operations were consolidated into the Company's Philadelphia facility.

         In connection with the Company's purchase of DMS Store Fixtures on December 31, 1997, the Company entered into five-year employment agreements with Lawrence Schan, Ira Ingerman and Stanley Ginsburg (collectively, the "DMS Principals"). During 2000, these employment agreements were amended to reduce the salaries payable to the DMS Principals, and in the first quarter of 2001, the employment of Mr. Schan was terminated by his resignation and the employment of Messrs. Ingerman and Stanley Ginsburg was terminated by the mutual consent of the respective DMS Principal and the Company.

         Messrs. Lawrence Schan, Stanley Ginsburg and Ira Ingerman are listed under "Security Ownership" as 5% or more beneficial owners of Company Common Stock, and Stanley Ginsburg is the father of Robert B. Ginsburg, the President and CEO of the Company.

         In addition, Messrs. Robert Ginsburg and Goldberg have certain interests in the Investment Transaction Proposal, the Reincorporation Proposal and the 2001 Equity Incentive Plan Proposal as more particularly described therein.

                                 PROPOSAL NO. 2

                       APPROVAL OF INVESTMENT TRANSACTION

         At the Annual Meeting, shareholders will be asked to approve the transactions contemplated by a Subscription Agreement (the "Purchasers' Subscription Agreement") by and among the Company, Newco, Scott Tarte ("Tarte") and Jeffrey Harrow ("Harrow") dated as of August 23, 2001, attached hereto as Annex II, and a Subscription Agreement (the "Officers' Subscription Agreement" and together with the Purchasers' Subscription Agreement, the "Subscription Agreements") by and among the Company, Newco, Robert B. Ginsburg, a member of the Company Board and the current President and Chief Executive Officer of the Company ("Ginsburg"), and Alan I. Goldberg, a member of the Company Board and the current Executive Officer and Corporate Secretary of the Company ("Goldberg" and together with Tarte, Harrow and Ginsburg, the "Investors") dated as of August 23, 2001, attached hereto as Annex III, as the result of which (i) 5,300,000 shares Surviving Company Common Stock will be issued to the Investors, and (ii) warrants (the "Warrants") to purchase up to 5,300,000 shares of the Surviving Company Common Stock will be issued to the Investors and will be exercisable (collectively, the "Investment Transaction"), all as set forth in the Subscription Agreements and related agreements. The Company Board established an independent committee which has evaluated, approved, and recommended shareholder approval of the Investment Transaction, as more particularly described under the heading "Independent Committee and Its Advisors" in this Investment Transaction Proposal.

         In the event that the Investment Transaction is approved, but the Reincorporation is not approved, instead of the Surviving Company being the issuer, the Company shall be the issuer of the stock and warrants pursuant to the Subscription Agreements.

Proposed Transactions

         Subscription Agreements

         The Subscription Agreements provide that the Investors shall collectively purchase for $2,650,000: (i) 5,300,000 shares of Surviving Company Common Stock, and (ii) Warrants to purchase up to 5,300,000 shares of Surviving Company Common Stock exercisable for a period of ten (10) years after the closing date of the Subscription Agreements (the "Closing Date"), at an exercise price of $0.50 per share, which exercise price will be adjusted upon the occurrence of any subsequent stock splits, dividends, recapitalizations or similar events. The proposed form of the Warrants is attached as Annex IV.

         Of the Surviving Company Common Stock and Warrants to be purchased by the Investors, Tarte will purchase 2,000,000 shares and Warrants to purchase up to 2,000,000 shares, Harrow will purchase 2,000,000 shares and Warrants to purchase up to 2,000,000 shares, Ginsburg will purchase 1,000,000 shares and Warrants to purchase up to 1,000,000 shares, and Goldberg will purchase 300,000 shares and Warrants to purchase up to 300,000 shares.

         The closing of the transactions contemplated by the Subscription Agreements is contingent upon shareholder approval, as more particularly described in the Subscription Agreements and under the headings "The AMEX 20% Rule" and "Required Vote" in this Investment Transaction Proposal.

         Employment Agreements

         In the event that both the Investment Transaction and the Reincorporation are approved and consummated, then Harrow and Tarte will enter into employment agreements with the Surviving Company pursuant to which (i) Harrow shall be employed as the Chairman of the Board of Directors of Surviving Company, (ii) Tarte shall be employed as the Vice Chairman of the Board of Directors of the Surviving Company and as the Chief Executive Officer of each subsidiary of the Surviving Company, (iii) the Surviving Company and the Surviving Company Board shall use their best efforts to cause Harrow and Tarte to be elected and re-elected to the Surviving Company Board for the terms of their employment agreements, and (iv) each of Tarte and Harrow shall receive an annual base salary of $218,445 and a bonus, which base salary and bonus for each of Tarte and Harrow shall be the same as Ginsburg's (excluding Ginsburg's 2001 bonus). The proposed forms of the employment agreements for Harrow and Tarte are attached as Annexes V and VI.

         In the event that the Investment Transaction is approved and consummated, but the Reincorporation is not approved, then Harrow and Tarte will enter into employment agreements with the Company rather than the Surviving Company, which agreements shall be on terms substantially similar to those described above.

         In the event that the Investment Transaction and the Reincorporation are approved and consummated, then Ginsburg will enter into an amended and restated employment agreement with the Surviving Company pursuant to which his base salary and bonus (excluding his 2001 bonus) will be the same as the base salary and bonus for each of Tarte and Harrow and which will otherwise contain substantially the same terms and provisions as his current employment agreement with the Company including his current base salary, his continued employment as the President and Chief Executive Officer of the Surviving Company and the provision that the Surviving Company and the Surviving Company Board shall continue to use their best efforts to cause Ginsburg to be elected and re-elected to the Surviving Company Board. (See "Election of Directors Proposal" for a description of Ginsburg's current employment agreement with the Company.) The proposed form of the amended and restated employment agreement for Ginsburg is attached as Annex VII.

         In the event that the Investment Transaction is approved and consummated, but the Reincorporation Proposal is not approved, then Ginsburg will enter into an amended and restated employment agreement with the Company rather than the Surviving Company, which agreement shall be on terms substantially similar to those described above.

         In the event that both the Investment Transaction Proposal and the Reincorporation Proposal are approved and consummated, Goldberg's employment agreement will be amended to change his title to General Counsel and Corporate Secretary and to provide for termination by the Surviving Company with 365 days prior written notice, but in no event prior to December 31, 2002.

         In the event that the Investment Transaction is approved and consummated, but the Reincorporation is not approved, then Goldberg's amended employment agreement shall be with the Company rather than the Surviving Company and the amendment shall be on terms substantially similar to those described above.

         Stockholders' Agreement

         In the event that both the Investment Transaction and the Reincorporation are approved and consummated, then Tarte, Harrow, Ginsburg and the Surviving Company shall enter into a Stockholders' Agreement pursuant to which, with certain exceptions, (i) Tarte and Harrow shall have the right to designate that number of individuals as nominees (which nominees shall include Tarte and Harrow) for election as directors as shall represent a majority of the Surviving Company Board, (ii) Tarte, Harrow and Ginsburg will vote their shares of Surviving Company Common in favor of the Tarte and Harrow designees and Ginsburg, (iii) without the prior written consent of Ginsburg, for a period of seven years following the effective date of the Stockholders' Agreement, Tarte and Harrow will agree not to vote any of their shares of Surviving Company Common Stock in favor of (x) the merger of the Surviving Company, (y) the sale of substantially all of the Surviving Company's assets, or (z) the sale of all the shares of Surviving Company Common Stock, in the event that in connection with such transaction the shares of Surviving Company Common Stock are valued at less than $2.00 per share, (iv) Tarte, Harrow and Ginsburg will recommend to the Surviving Company Board that it elect Harrow as the Chairman of the Board of the Surviving Company, Ginsburg as the President and Chief Executive Officer of the Surviving Company and Tarte as the Vice Chairman of the Board of the Surviving Company and as the Chief Executive Officer of each subsidiary of the Surviving Company and (v) Tarte, Harrow and Ginsburg shall have a right of first refusal with respect to one another in connection with any sale of the shares of Surviving Company Common Stock held by them. Following the consummation of both the Investment Transaction and the Reincorporation, taking into account the other shares of Surviving Company Common Stock held by each of them, Tarte, Harrow and Ginsburg will collectively own approximately 39.4% of the outstanding shares of Surviving Company Common Stock. Additionally, if Tarte, Harrow and Ginsburg exercise all of their warrants to purchase shares of Surviving Company Common Stock and Harrow exercises all of the options to purchase shares of Company Common Stock that he currently holds, they will collectively own approximately 56.4% of the outstanding shares of Surviving Company Common Stock. Furthermore, following the issuance by the Surviving Company of new stock options to Ginsburg at least six months following the cancellation of his existing Option Agreements (which, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in this Investment Transaction Proposal, is expected to occur immediately prior to the consummation of the Investment Transaction), if Tarte, Harrow and Ginsburg exercise all of their options and warrants to purchase shares of Surviving Company Common Stock, they will collectively own approximately 57.9% of the outstanding shares of Surviving Company Common Stock. The proposed form of the Stockholders' Agreement is attached as Annex VIII.

         In the event that the Investment Transaction is approved, but the Reincorporation is not approved, then Tarte, Harrow, Ginsburg and the Company shall enter into a Stockholders' Agreement with the Company rather than the Surviving Company, which agreement shall be on terms substantially similar to those described above.

         Registration Rights

         In the event that both the Investment Transaction and the Reincorporation are approved and consummated, the Investors will enter into a registration rights agreement with the Surviving Company pursuant to which the Investors will have the right to demand that Surviving Company file with and use its reasonable best efforts to have declared effective by the Securities and Exchange Commission up to two registration statements with respect to all or part of (i) the Surviving Company Common Stock purchased by the Investors pursuant to the Subscription Agreements and (ii) the shares of Surviving Company Common Stock issued to and held by the Investors as a result of the exercise of the Warrants purchased by the Investors pursuant to the Subscription Agreements (the "Demand Registration Rights"). The Investors will also have piggyback registration rights with respect to any registration by the Surviving Company of its securities on a form of registration statement available for sales to the general public, subject to restrictions which an underwriter might impose in connection with such sales (the "Piggyback Registration Rights"). The Demand Registration Rights will be exercisable by the Investors at any time subsequent to 120 days after the Closing Date and prior to the tenth anniversary of the Closing Date and the Piggyback Registration Rights will be exercisable by the Investors at any time after the Closing Date and prior to the tenth anniversary of the Closing Date. The proposed form of the registration rights agreement is attached as Annex IX.

         In the event that the Investment Transaction is approved, but the Reincorporation Proposal is not approved, the Investors will enter into a registration rights agreement with the Company rather than the Surviving Company, which agreement shall be on terms substantially similar to those described above.

The AMEX 20% Rule

         In the event that both the Investment Transaction and the Reincorporation are approved and consummated, Surviving Company Common Stock will be listed on the American Stock Exchange ("AMEX"), where Company Common Stock is currently listed. The AMEX rules require shareholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the presently outstanding stock for less than the greater of book value or market value of the stock before such issuance (the "AMEX 20% Rule"). Pursuant to the Investment Transaction, Surviving Company would sell 5,300,000 shares of Surviving Company Common Stock at a price less than book value and, therefore, less than the greater of book or market value. This issuance would exceed 20% of the outstanding Surviving Company Common Stock. In the event that the Investment Transaction is approved and consummated, but the Reincorporation is not approved, the Company Common Stock will continue to be listed on AMEX. Pursuant to the Investment Transaction, the Company would sell 5,300,000 shares of Company Common Stock at a price less than book value and, therefore, less than the greater of book or market value. This issuance would exceed 20% of the outstanding Company Common Stock. The Company is seeking shareholder approval for the Investment Transaction so that the Subscription Agreements may be consummated in compliance with the AMEX 20% Rule.

Participation by Current Officers in Investment Transaction

         Ginsburg and Goldberg are participating in the Investment Transaction in order to provide the Company with additional capital and as evidence of the continued commitment of existing management to the Company.

         The holders of Company Common Stock should be aware that Ginsburg and Goldberg have certain interests that differ from the unaffiliated holders of Company Common Stock.

         Ginsburg and Goldberg are parties to existing Stock Option Agreements with the Company (the "Option Agreements"), pursuant to which they were granted incentive and non-qualified stock options to purchase shares of Company Common Stock at exercise prices of $1.60 to $4.88 per share (the "Option Prices"). Since their issuance, substantially all of the options evidenced by the Option Agreements have become fully vested and immediately exercisable. The terms of these Option Agreements provide that the Option Prices will be reduced if the Company Board approves a transaction in which shares of Company Common Stock are subsequently issued to officers or directors of the Company at a price lower than the Option Prices. In that event, the Option Prices will be reduced to the purchase price of such newly issued shares. The completion of the Investment Transaction would trigger the Option Price adjustment described above.

         The Company has determined that a reduction in the exercise price payable under the existing Option Agreements could result in adverse accounting treatment for the Company. Therefore, the Company has asked Ginsburg and Goldberg, and they have agreed, to cancel all the existing Option Agreements immediately prior to consummation of the Investment Transaction. In exchange for the cancellation of the existing Option Agreements, the Company has agreed to issue new stock options to Ginsburg and Goldberg, in each case with respect to the same number of shares and same vesting schedules as were subject to their respective Option Agreements. These new stock options will be issued during the thirty day period commencing at least six months following the cancellation of the Option Agreements, with the precise date of the issuance determined by the Surviving Company Board. In each case, the exercise price of the new options will be equal to the closing price of the Surviving Company Common Stock on the new grant date, but in no event less than $0.50. Finally, in each case, the Surviving Company's obligation to issue the new options is subject to the recipient's continued employment by the Surviving Company through the date of the new issuance, with certain exceptions for termination as a result of death or disability.

         If the 2001 Equity Incentive Plan is not approved and the Surviving Company and Ginsburg and Goldberg do not subsequently agree on a mutually acceptable alternative to place the Surviving Company and the individuals in the relative same economic position, the Option Agreements will not be canceled and Ginsburg and Goldberg will not receive new stock options. In that case, the Option Prices of their existing options will be reduced in accordance with the terms of the Option Agreements upon completion of the Investment Transaction and the Surviving Company may become subject to adverse accounting treatment.

         If the Investment Transaction is approved, but the Reincorporation Proposal is not approved, the new stock options will be issued by the Company instead of the Surviving Company, but will otherwise contain terms substantially similar to those described above.

         Ginsburg and Goldberg also have other interests that differ from the unaffiliated holders of Company Common Stock, as more particularly described under the headings "Employment Agreements" and "Stockholders' Agreement" in this Investment Transaction Proposal.

Effect on Existing Shareholders

         Upon completion of the Investment Transaction and the Reincorporation, Tarte and Harrow will collectively own 31.0% of the outstanding shares of Surviving Company Common Stock, Ginsburg will 8.4% of the outstanding shares of Surviving Company Common Stock, and Goldberg will own 3.1% of the outstanding shares of Surviving Company Common Stock, including other shares of Surviving Company Common Stock held by Harrow, Ginsburg and Goldberg. Additionally, if the

Investors exercise all of their Warrants for the purchase of up to an additional 5,300,000 shares of Surviving Company Common Stock and Harrow exercises the options to purchase shares of Company Common Stock that he currently holds, they will collectively own approximately 59.3% of the outstanding shares of Surviving Company Common Stock, with Tarte and Harrow collectively owning approximately 44.0% of the issued and outstanding shares of Surviving Company Common Stock, Ginsburg owning approximately 11.4% of the issued and outstanding shares of Surviving Company Common Stock, and Goldberg owning approximately 3.9% of the issued and outstanding shares of Surviving Company Common Stock. Furthermore, following the issuance by the Surviving Company of new stock options to Ginsburg and Goldberg at least six months following the cancellation of their existing Option Agreements (which, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in this Investment Transaction Proposal, is expected to occur immediately prior to the consummation of the Investment Transaction), if the Investors exercise all of their options and Warrants to purchase shares of Surviving Company Common Stock, they will collectively own approximately 61.8% of the outstanding shares of Surviving Company Common Stock, with Tarte and Harrow collectively owning approximately 41.3% of the issued and outstanding shares of Surviving Company Common Stock, Ginsburg owning approximately 13.9% of the issued and outstanding shares of Surviving Company Common Stock, and Goldberg owning approximately 6.6% of the issued and outstanding shares of Surviving Company Common Stock. In addition, Stanley Ginsburg, Robert Ginsburg's father, currently beneficially owns 772,492 shares of Company Common Stock.

         Additionally, upon the approval and consummation of the Investment Transaction and the Reincorporation, Tarte and Harrow will have the right to designate nominees (which nominees shall include Tarte and Harrow) for a majority of the Surviving Company Board. Ginsburg will also be nominated for election to the Surviving Company Board, and Tarte, Harrow and Ginsburg will vote in favor of such nominees. Consequently, as a result of the Investment Transaction, the ownership interest of the existing shareholders of the Company will be substantially diluted and Tarte and Harrow will be in a position to effectively control the management and policies of the Surviving Company. In addition, Tarte, Harrow and Ginsburg will collectively own 39.4% of the outstanding shares of Surviving Company Common Stock and will have the right to acquire additional shares of Surviving Company Common Stock which, if exercised, will result in their owning more than a majority of the issued and outstanding Surviving Company Common Stock.

         If the Investment Transaction is approved and consummated, but the Reincorporation is not approved, the same effects will be realized, but the ownership will be of shares of Company Common Stock and the designations will be for nominees to the Company Board.

Independent Committee and Its Advisors

         A special committee of the Company Board, consisting of the Company's three non-employee directors (the "Independent Committee"), was formed to investigate, consider and evaluate the Investment Transaction. In connection with its evaluation of the Investment Transaction, the Independent Committee engaged McCausland, Keen & Buckman, a professional corporation, which was not previously affiliated with the Company or the Company's management, to serve as the independent legal advisor to the Independent Committee. Additionally, as required by the Subscription Agreements, the Independent Committee engaged Gruntal & Co., L.L.C. to evaluate whether the consideration to be paid by the Investors for the Surviving Company Common Stock and the Warrants is fair from a financial point of view to the shareholders of the Company. The Independent Committee approved the Subscription Agreements, the Investment Transaction and the agreement between the Company and Ginsburg and Goldberg pursuant to which the Option Agreements will be canceled (which, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in the Investment Transaction Proposal, is expected to occur immediately prior to the consummation of the Investment Transaction) and Ginsburg and Goldberg will be issued new options to purchase Surviving Company Common Stock.

         The Independent Committee's Consideration of the Investment Transaction

         The Independent Committee has recommended to the Company Board that the Subscription Agreements and the Investment Transaction be approved, and based upon that recommendation, the Company Board has granted its approval. In approving the Subscription Agreements and the Investment Transaction and determining them to be in the best interests of the Company and its shareholders, the Independent Committee considered a number of factors, including the following:

         o The benefit to the Surviving Company and its shareholders resulting from the addition of Tarte and Harrow to the Surviving Company's senior management.

         o The use of proceeds from the Investment Transaction to pay down the Surviving Company's debt and enhance its balance sheet.

         o The participation of Ginsburg and Goldberg in the Investment Transaction as evidence of the continued commitment of existing management to the Surviving Company.

         o The obtaining of a fairness opinion to the effect that consideration to be paid by the Investors for the Surviving Company Common Stock and the Warrants is fair from a financial point of view to the shareholders of the Company (except for standard qualifications). This requirement was fulfilled by the delivery of a fairness opinion to the Company by Gruntal & Co., L.L.C. dated September 7, 2001.

         o The resulting ability of Tarte and Harrow to effectively control the management and policies of the Surviving Company.

         o The interests of Ginsburg and Goldberg in the Investment Transaction which differ from those of the unaffiliated holders of Company Common Stock.

         o The effects of the Investment Transaction on the unaffiliated holders of Company Common Stock.

Required Vote

         Approval of the Investment Transaction requires the affirmative vote of the holders of a majority of Company Common Stock present and entitled to vote thereon at the Annual Meeting. A vote for the Investment Transaction will constitute specific shareholder approval of the Subscription Agreements and all other agreements and transactions related to the Investment Transaction. All of the directors of the Company, who together directly own 384,384 shares of Company Common Stock (representing 5.0%), have informed the Company that they intend to cause all such shares to be voted for the approval of the Investment Transaction.

Recommendation of the Independent Committee of the Board of Directors

         The Independent Committee of the Company's Board of Directors unanimously recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3

        PROPOSAL TO EFFECT A MERGER TO CHANGE THE STATE OF INCORPORATION
                         OF THE COMPANY TO PENNSYLVANIA

         In the event that this proposal is approved and consummated, the Company's state of incorporation will change from New Jersey to Pennsylvania by means of the merger of the Company with and into Newco (the "Reincorporation Merger") pursuant to the Agreement and Plan of Merger between the Company and Newco (the "Merger Agreement") attached hereto as Annex X, as a result of which the Articles of Incorporation of Newco (the "New Articles") attached hereto as Annex XI, and the Bylaws of Newco (the "New Bylaws") attached hereto as Annex XII will become the articles and the bylaws of the Surviving Company and the Surviving Company of the Reincorporation Merger would then change its name to "Marlton Technologies, Inc." (collectively, the transactions contemplated by the Merger Agreement are referred to as the "Reincorporation").

Principal Reasons for the Reincorporation Proposal

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from New Jersey to Pennsylvania. At the time of the Company's incorporation in New Jersey in 1949, the Company's business was based in New Jersey, and the New Jersey Business Corporation Act (the "New Jersey BCA") was adequate and appropriate for the conduct of the Company's New Jersey-based business. Currently, the Company's executive offices are located in Philadelphia, Pennsylvania and it has not had offices in New Jersey for many years. Accordingly, the changing of the Company's state of incorporation to Pennsylvania will conform its legal residence to its actual residence. The adoption of Pennsylvania's new Business Corporation Law of 1988, as amended (the "Pennsylvania BCL"), has afforded Pennsylvania-domiciled corporations significant operating flexibility and has brought Pennsylvania corporate law in line with the modern corporate laws of other states.

         The Board of Directors of the Company believes that, in view of the location of the Company's principal executive offices in Pennsylvania, and the modernization of the Pennsylvania BCL in recent years, the interests of the Company will be better served by changing the Company's state of incorporation from New Jersey to Pennsylvania. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under the Pennsylvania BCL than under the New Jersey BCA. See the discussion under the heading "Comparison of Shareholders' Rights under New Jersey BCA and Pennsylvania BCL," below.

         On August 22, 2001, the Company Board approved, subject to shareholder approval, the Reincorporation Proposal in order to change the Company's state of incorporation from New Jersey to Pennsylvania. If the shareholders approve the Reincorporation Proposal, following its consummation, the Surviving Company will continue to operate the Company's business in the same manner as the Company operates its business currently. A consequence of this Merger will be a change in the law applicable to the Company's corporate affairs, from the New Jersey BCA to the Pennsylvania BCL, which will also result in certain differences in the rights of the Company's shareholders. See "Comparison of Shareholders' Rights under New Jersey BCA and Pennsylvania BCL," below.

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between the New Jersey BCA and the Pennsylvania BCL. This summary does not purport to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under the New Jersey BCA and the Pennsylvania BCL and is qualified in its entirety by reference to the Merger Agreement, the New Articles and the New Bylaws. Copies of the Company's Restated Certificate of Incorporation, as amended (the "Company Certificate"), and Bylaws (the "Company Bylaws") are available for inspection at the Company's principal office, and copies will be sent to shareholders on request, without charge.

         Approval of the Reincorporation by the Company's shareholders will constitute approval of the Reincorporation Merger and the Merger Agreement. Pursuant to the terms of the Merger Agreement, the New Articles and New Bylaws will replace the Company Certificate and Company Bylaws as the charter documents affecting corporate governance and shareholders' rights. One key difference between the charter documents is that the New Articles do not provide for a staggered Board of Directors, while the Company Certificate does. Therefore, if the Reincorporation Merger is approved and consummated, the Board will cease to be staggered and all directors will stand for re-election annually. Another important difference between the charter documents is that the Company Certificate grants cumulative voting rights in the election of directors, while the New Articles specifically provide that cumulative voting shall not be used in the election of directors. Therefore, if the Reincorporation Merger is approved and consummated, the holders of a majority of Surviving Company Common Stock will have the ability to elect the entire Board. If the Investment Transaction is also approved, upon consummation of the Investment Transaction, Tarte, Harrow and Ginsburg will have the ability to elect the entire Surviving Company Board if they exercise all of their options and Warrants. For a description of these and other differences between the Company Certificate and Company Bylaws and the New Articles and New Bylaws, see "Comparison of Certain Charter Document Provisions," below.

         The approval of the Reincorporation Proposal will affect certain rights of the Company's shareholders. Accordingly, shareholders are urged to carefully read this Proxy Statement and the Annexes hereto.

Principal Features of the Reincorporation Proposal

         At the Effective Time (as defined in the Merger Agreement) of the Reincorporation Merger, the separate existence of the Company will cease and the Surviving Company, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Reincorporation Merger, be converted into one share of common stock, without par value, of Surviving Company ("Surviving Company Common Stock"). At the Effective Time, certificates which immediately prior to the Effective Time represented Company Common Stock, including Company Common Stock held in the treasury of the Company, will be deemed for all purposes to represent the same number of shares of Surviving Company Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING COMPANY.

         Approval of the Reincorporation will not result in any change in the business, management, assets or liabilities of the Company, except for the elimination of a staggered board and cumulative voting in the election of directors. Upon completion of the Reincorporation Merger, the name of the Surviving Company will be changed to "Marlton Technologies, Inc." In the event that Fred Cohen and Dr. William F. Hamilton are elected as directors at the Annual Meeting pursuant to the Election of Directors Proposal and both the Investment Transaction Proposal and this Reincorporation Proposal are approved,

Dr. William F. Hamilton and Seymour Hernes have agreed to resign as directors of the Company Board. Immediately prior to the Reincorporation Merger the sole director of Newco shall (i) approve an increase in the size of Newco's board of directors to seven directors, (ii) appoint Robert Ginsburg, Jeffrey Harrow, Scott Tarte, Alan I. Goldberg, A.J. Agarwal, Richard Vague and Fred Cohen to Newco's board of directors and (iii) resign as a director of Newco. The members of the Newco Board immediately prior to the Reincorporation Merger shall continue as the members of the Surviving Company Board immediately following the Reincorporation Merger. In such event, the Surviving Company Board members immediately following the Reincorporation Merger shall consist of Robert B. Ginsburg, Jeffrey Harrow, Scott Tarte, Alan I. Goldberg, A.J. Agarwal, Richard Vague and Fred Cohen. Additionally, as the Newco Board will not be staggered prior to the Reincorporation Merger, the Surviving Company Board will not be staggered and, as such, all directors will stand for re-election annually. The officers of Newco immediately prior to the Reincorporation Merger shall be the officers of the Surviving Company immediately following the Reincorporation Merger, along with Jeffrey Harrow who shall be the first Chairman of the Board, and Scott Tarte who shall be the first Vice Chairman of the Board. Following the consummation of the Reincorporation Merger, Surviving Company Common Stock will be listed on the American Stock Exchange ("AMEX"), where Company Common Stock is currently listed.

         After the Reincorporation Merger, the Surviving Company will file with the Securities and Exchange Commission (the "SEC") and provide to its shareholders the same type of information that the Company has previously filed and provided. Shareholders whose Company Common Stock is fully tradable before the Reincorporation Merger will hold freely tradable Surviving Company Common Stock. Shareholders holding restricted stock of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of SEC Rule 144, shareholders will be deemed to have acquired their shares in the Surviving Company on the date they acquired their shares in the Company. In summary, the Surviving Company and its shareholders will be in the same respective position under the federal securities laws after the Reincorporation Merger as were the Company and its shareholders prior to the Reincorporation Merger.

         Pursuant to the terms of the Merger Agreement, each option and warrant to purchase Company Common Stock outstanding immediately prior to the Effective Time of the Reincorporation Merger will become an option or warrant to purchase Surviving Company Common Stock, subject to the same terms and conditions as set forth in any agreement pursuant to which such option or warrant was granted. All employee benefit plans and other agreements and arrangements of the Company will be continued by the Surviving Company upon the same terms and subject to the same conditions as currently in effect.

         In accordance with generally accepted accounting principles, the Company expects that the Reincorporation Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

         It is anticipated that, if approved by the shareholders, the Reincorporation Merger will become effective as soon as practicable after the Annual Meeting. However, the Merger Agreement provides that the Reincorporation Merger may be abandoned by the Board of Directors of either the Company or Newco prior to the Effective Time, either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval in any fashion permitted by applicable law.

Comparison of Certain Charter Document Provisions

         The New Articles and New Bylaws differ in certain material respects from the Company Certificate and Company Bylaws. Significant provisions of the New Articles and New Bylaws, and certain important similarities and differences between them and the Company Certificate and the Company Bylaws, are discussed below.

         Capital Stock. The Company Certificate provides that the total authorized capital stock of the Company is 50,000,000 shares of common stock having a par value of $0.10 per share and 10,000,000 shares of preferred stock having a par value of $0.10 per share. The New Articles provide that the total authorized capital stock of Newco is 50,000,000 shares of common stock without par value and 10,000,000 shares of preferred stock without par value.

         Preemptive Rights. Under the New Jersey BCA, shareholders of a corporation organized prior to January 1, 1969 have preemptive rights unless a bylaw adopted by the shareholders prior to that date or the certificate of incorporation provides otherwise. Under the Pennsylvania BCL, shareholders do not have preemptive rights to purchase shares unless the articles of incorporation provide otherwise. The Company Certificate provides that the shareholders of the Company do not have preemptive rights. As the New Articles similarly provide that the shareholders do not have preemptive rights, the shareholders will continue to have no preemptive rights following the Reincorporation Merger.

         Anti-Greenmail Provision. The Company Certificate provides that any purchase by the Company of shares of Company Common Stock from any person (or group of shareholders acting in concert) known by the Company to be a holder of 10% or more of the Company Common Stock entitled to vote in the election of directors who has held such securities for less than two years at a per share price in excess of the fair market value at the time of such purchase, be approved by the holders of two-thirds of the shares of Company Common Stock entitled to vote in the election of directors. Shareholder approval of such purchases would not be required in the case of (i) an offer made available, on the same terms, to all holders of all outstanding shares of Company Common Stock entitled to vote in the election of directors or (ii) purchases effected on the open market and not the result of a privately-negotiated transaction approved by a majority of directors then in office. This provision is intended to eliminate the payment of "greenmail" by discouraging purchasers from accumulating beneficial ownership of a significant block of the shares of Company Common Stock which is then offered for resale to the Company at a premium over market price. Such resale offers are often made under threat of making a tender offer, instituting a proxy fight or otherwise threatening the Company with disruption, all of which significantly distract management's attention from its proper functions. Because the premium paid in the repurchase of shares is often a substantial one, it is paid at the expense of the remaining shareholders who are not afforded the same opportunity to sell their shares at the premium price. The unfairness of this tactic is often accentuated by the fact that the seller has not been a shareholder of long standing but has merely accumulated the shares in recent purchases with no intent to remain an investor in the company. The New Articles do not have an anti-greenmail provision and, therefore, following the Reincorporation Merger, it will be easier for a shareholder with a significant block of the shares of Surviving Company Common Stock to command a premium over market price in connection with the resale of such shares to the Surviving Company.

         Fair-Price Provision. The Company Certificate requires, with certain limited exceptions, the approval of the holders of at least two-thirds of the shares of Company Common Stock entitled to vote in the election of directors, including shares held by an acquiror of 10% or more of the Company Common Stock, as a condition to mergers and certain other business combinations involving the Company and the acquiror of 10% or more of the Company Common Stock. The provision is intended to help ensure fair treatment for all shareholders and to encourage prospective acquirers to negotiate with the Board before attempting to gain control of the Company, thus enabling the Board of Directors (which may be in a better position than an individual shareholder to evaluate the fairness of an offer) to study alternatives and to protect the interests of the shareholders. The New Articles do not have a fair-price provision and, as discussed below, Newco has opted out of the anti-takeover provisions included in the Pennsylvania BCL. Therefore, following the Reincorporation Merger, shareholder approval will not be required in connection with an existing shareholder seeking to increase such shareholder's interest in the Surviving Company.

         Board of Directors; Committees.

         Classified Board. Both the New Jersey BCA and the Pennsylvania BCL permit, but do not require, the adoption of a "classified" board of directors with staggered terms under which a part of the board of directors is elected each year. Under the New Jersey BCA, the authorization for such a classified board of directors must be included in the corporation's certificate of incorporation or an amendment thereto. Additionally, under the New Jersey BCA, the minimum and maximum terms for each class of directors are one and five years, respectively, and the term of office of at least one class must expire in each year. The Pennsylvania BCL similarly requires the authorization of a classified board of directors to be included in the articles of incorporation and, if not otherwise provided in the articles, provides that each class shall be as nearly equal in number as possible, the maximum term for each class of directors shall be four years and the term of office of at least one class shall expire each year. The classified board provision in the Company Certificate has the effect of making it more difficult for a third party to acquire control of the Company, even if the takeover would benefit the Company, because only one of the three classes is elected each year. Thus, it would currently take two successive annual meetings to change a majority of the Board. The Company Certificate classifies the Company Board into three separate classes, as nearly equal in number as possible, with one class being elected each year. The New Articles do not provide for a classified Board of Directors and, therefore, if the Reincorporation Merger is approved and consummated, the Board will cease to be staggered and all directors will stand for re-election annually. Following the Reincorporation Merger, the absence of a classified board provision in the New Articles will make it easier for a third party to acquire control of the Surviving Company by eliminating the longer period required to elect a majority of the Board of Directors. Such result may not always be in the best interest of the Surviving Company or the shareholders.

         Removal of Directors and Filling of Vacancies. The Company Certificate, as permitted by the New Jersey BCA, provides that any director or the entire Board of Directors may be removed (i) with or without cause only with the approval of the holders of record of at least two-thirds of the voting power of all of the outstanding shares of capital stock of the Company entitled to vote in the election of the directors, voting together as a single class, or (ii) with cause by the affirmative vote of a majority of the directors of the Company then in office. The New Jersey BCA does not permit a board of directors to remove directors without cause. The Company Certificate also provides that any vacancy on the Board of Directors for any reason, shall, if occurring prior to the expiration of the term of office of the class in which such vacancy occurs, shall be filled only by majority vote the remaining directors then in office, even if such directors constitute less than a quorum, or the sole remaining director. As permitted by the Pennsylvania BCL, the New Bylaws provide that vacancies in the board of directors shall be filled by a majority vote of the remaining members of the board, even though less than a quorum, or by the sole remaining director. Thus, the rights of the remaining directors then in office, even if such directors constitute less than a quorum, to fill by majority vote any vacancy on the Board will continue following the Reincorporation Merger. As permitted by the Pennsylvania BCL, the New Bylaws provided that an individual director or the entire board of directors may be removed with or without cause by the majority vote of the shareholders entitled to elect such directors. Under the Pennsylvania BCL, unless otherwise provided in the bylaws, the board of directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if within 60 days after his selection, he does not accept the office either in writing or by attending a meeting of the board of directors. The New Bylaws do not otherwise provide for removal of directors by the board. Thus, following the Reincorporation Merger it will be more difficult for the Surviving Company Board to remove a director. However, as the New Bylaws do not require more than majority approval for the shareholders to remove directors, it will be less difficult for shareholders to remove directors of the Surviving Company following the Reincorporation Merger than it is for shareholders to presently remove directors of the Company.

         Number of Directors. Both the Company Certificate and the New Bylaws provide that the number of directors shall be determined only by the affirmative vote of the majority of the Board of Directors. The Company Certificate provides that the number of directors shall be not less than three nor more than seven. The New Bylaws provide that the number of directors shall be not less than three nor more than twelve. Consequently, while the permitted board size will be different following the Reincorporation Merger, the Reincorporation Merger will not change the process for approving changes in the size of the Board of Directors.

         Quorum. Under the Company Bylaws, a majority of the entire Board constitutes a quorum for the transaction of business by the Board of Directors, and an act by a majority of the quorum of directors constitutes an act of the Board of Directors. The New Bylaws contain an equivalent provision. Accordingly, the Reincorporation Merger will not change the method for determining the existence of a quorum of the Board of Directors.

         Interested Directors and Officers. The Pennsylvania BCL provides that a contract or transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers are directors or officers or have a financial or other interest may not be voided if: (1) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors and the board authorizes the contract or transaction by a majority vote of the disinterested directors, even if the number of disinterested directors is less than a quorum; (2) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or known to the shareholders and a majority of the shareholders approve of the transaction or contract; or (3) the contract or transaction is fair to the corporation. A similar provision exists under the New Jersey BCA. Consequently, the current criteria for determining whether an interested director or officer may, directly or indirectly, enter into a transaction or contract with the Company will not change following the Reincorporation Merger.

         Special Meetings of Board. Under the Company Bylaws, special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President, or by any two directors. The New Bylaws provide that special meetings of the board may be called by the Chairman of the Board, the Vice Chairman of the Board, the President or the Chief Executive Officer, or upon the written request of two directors delivered to the Secretary. Thus, following the Reincorporation Merger more officers will have the ability to call a special meeting of the Board of Directors.

         Cumulative Voting. Under the Pennsylvania BCL, shareholders automatically have cumulative voting rights in the election of directors unless the articles of incorporation provide otherwise, whereas under the New Jersey BCA cumulative voting is permitted only if expressly authorized in the certificate of incorporation. Cumulative voting allows, under certain circumstances, minority shareholders of a corporation to obtain representation on the board of directors of a corporation. While the Company Certificate grants cumulative voting rights in the election of directors, the New Articles specifically provide that cumulative voting shall not be used in the election of directors. The removal of cumulative voting in the election of directors represents a significant change in the rights of the shareholders because, following the Reincorporation Merger, the holders of a majority of Surviving Company Common Stock will have the ability to elect the entire Surviving Company Board.

         In the event that the Investment Transaction and the Reincorporation are approved and consummated, Tarte and Harrow will collectively own 31.0% of the outstanding shares of Surviving Company Common Stock, Ginsburg will 8.4% of the outstanding shares of Surviving Company Common Stock, and Goldberg will own 3.1% of the outstanding shares of Surviving Company Common Stock, including other shares of Surviving Company Common Stock held by Harrow, Ginsburg and Goldberg. Additionally, if the Investors exercise all of their Warrants for the purchase of up to an additional 5,300,000 shares of Surviving Company Common Stock and Harrow exercises the options to purchase shares of Company Common Stock that he currently holds, they will collectively own approximately 59.3% of the outstanding shares of Surviving Company Common Stock, with Tarte and Harrow collectively owning approximately 44.0% of the issued and outstanding shares of Surviving Company Common Stock, Ginsburg owning approximately 11.4% of the issued and outstanding shares of Surviving Company Common Stock, and Goldberg owning approximately 3.9% of the issued and outstanding shares of Surviving Company Common Stock. Furthermore, following the issuance by the Surviving Company of new stock options to Ginsburg and Goldberg at least six months following the cancellation of their existing Option Agreements (as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in this Investment Transaction Proposal), if the Investors exercise all of their options and Warrants to purchase shares of Surviving Company Common Stock, they will collectively own approximately 61.8% of the outstanding shares of Surviving Company Common Stock, with Tarte and Harrow collectively owning approximately 41.3% of the issued and outstanding shares of Surviving Company Common Stock, Ginsburg owning approximately 13.9% of the issued and outstanding shares of Surviving Company Common Stock, and Goldberg owning approximately 6.6% of the issued and outstanding shares of Surviving Company Common Stock.

         Fiduciary Duties of Directors. Both New Jersey and Pennsylvania law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Pennsylvania and New Jersey corporations owe fiduciary duties of care and loyalty to the corporations for which they serve as directors. Directors of New Jersey corporations also owe fiduciary duties of care and loyalty to their shareholders.

         A director of a Pennsylvania business corporation stands in a fiduciary relationship to the corporation and must perform his duties as a director, in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.

         In contrast to the New Jersey BCA under which directors owe a fiduciary duty of care and loyalty to both the corporation and its shareholders, the Pennsylvania BCL specifically provides that a director's fiduciary duty of care and loyalty is solely to the business corporation and may be enforced by the corporation or by a shareholder only in a derivative suit, not by a shareholder directly.

         In performing his duties, a director of a Pennsylvania business corporation is entitled to rely, in good faith, on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (i) one or more officers or employees whom the director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional competence of such persons; and (iii) a committee of the board upon which he does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director will not be considered to be acting in good faith if he has knowledge concerning the matter in question which would cause his reliance to be unwarranted. Under the Pennsylvania BCL, absent a breach of fiduciary duty, lack of good faith or self-dealing, actions taken by a director are presumed to be in the corporation's best interests.

         A director of a New Jersey corporation, in the performance of his duties, is fully protected in relying, in good faith, upon (i) the opinion of counsel for the corporation; (ii) written reports setting forth financial data concerning the corporation and prepared by an independent public accountant or certified public accountant; (iii) financial statements, books or of account or report of the corporation or (iv) written reports of committees of the board. Accordingly, the sources upon which a director can justifiably rely in the performance of his fiduciary duties will not be significantly affected by the Reincorporation Merger.

         Under the Pennsylvania BCL, a registered Pennsylvania corporation may elect a fiduciary duty standard for its directors that provides that in discharging the duties of their respective positions, the board of directors, committees of the board and individual directors of a business corporation may, in considering the best interests of the corporation, consider the effects of any action upon employees, suppliers and customers of the corporation and upon the communities in which offices or other establishments of the corporation are located, and all other pertinent factors. The New Articles adopt this fiduciary duty standard. The New Jersey BCA contains a similar provision permitting the board of directors, committees of the board and individual directors, when discharging the duties of their respective positions, to consider the interests of constituencies other than the corporation or its shareholders.

         Director Liability and Indemnification of Officers and Directors. Both the New Jersey BCA and the Pennsylvania BCL contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

         The New Jersey BCA permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. As permitted by the New Jersey BCA, the Company Certificate limits the liability of directors and officers by providing that directors and officers of the Company are not personally liable to the corporation or its shareholders for damages for the breach of any duty owed to the corporation or its shareholders, except that directors and officers are not relieved from liability for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders,
(ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. Under the New Jersey BCA, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under the New Jersey BCA, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under the New Jersey BCA, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company Certificate does not have any effect on the availability of equitable remedies (such as an injunction or rescissions) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances.

         The Pennsylvania BCL contains a similar provision relating to the indemnification of directors and officers. Additionally, the New Bylaws provide that directors shall not be personally liable for monetary damages for any action taken, or any failure to take any action, unless (i) such director has breached or failed to perform the duties of his office under the Pennsylvania BCL and (ii) the breach or failure constitutes self-dealing, willful misconduct or recklessness, or unless such liability is imposed pursuant to a criminal statute or for the payment of taxes. Accordingly, the liability protection to directors and officers for actions arising from their breach of fiduciary duties will not be significantly affected by the Reincorporation Merger.

         Amendments to Bylaws. The New Jersey BCA provides that a Board of Directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation, but the bylaws made by the board may be altered or repealed, and new bylaws made, by the shareholders. The Company Certificate does not reserve such power to make, alter and repeal the Company's bylaws to the shareholders. Under the Pennsylvania BCL, the shareholders of a Pennsylvania corporation have the power (with certain exceptions) to adopt, amend or repeal a corporation's bylaws, however, such authority to adopt, amend or repeal the bylaws may be expressly vested by the bylaws in the board of directors, subject to the power of the shareholders to change such action. The New Bylaws grant the Board of Directors the power to amend the New Bylaws. Accordingly, the ability of the shareholders to amend the New Bylaws following the Reincorporation Merger will be very similar to the current rights of the Company's shareholders.

         Dividends. The New Jersey BCA prohibits a corporation from making a distribution to its shareholders if, after giving effect to such distribution,
(a) the corporation would be unable to pay its debts as they become due in the usual course of business or (b) the corporation's total assets would be less than its total liabilities. The Pennsylvania BCL contains a similar provision. Accordingly, the Reincorporation Merger will not change the rights of shareholders in this regard.

         Comparison of Shareholders' Rights under New Jersey BCA and Pennsylvania BCL

         Although it is impracticable to compare all of the aspects in which the New Jersey BCA and the Pennsylvania BCL differ with respect to shareholders' rights, the following is a summary of certain significant differences. See also "Comparison of Certain Charter Document Provisions," above.

         Amendment of Articles/Certificate of Incorporation.

         To amend certain terms of a corporation's certificate of incorporation, the New Jersey BCA allows an amendment to be made by board action alone (for example, an amendment to effect a share dividend). With respect to corporations such as the Company organized prior to January 1, 1969, other general amendments under the New Jersey BCA require the action of the board and the affirmative vote of two-thirds of votes cast by the holders of shares entitled to vote thereon, unless the corporation's certificate of incorporation requires a greater percentage. The Company Certificate requires a greater percentage to amend or repeal certain critical provisions of the Company Certificate. Except for certain amendments to the articles of incorporation that do not require shareholder approval, the Pennsylvania BCL requires the approval of the majority of the votes cast by all shareholders entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) in order to amend the corporation's articles of incorporation, unless a greater number is specified in the articles of incorporation. The New Articles does not specify such greater number of holders of securities having power to vote. However, under the Pennsylvania BCL, unless provided otherwise in a corporation's articles of incorporation or bylaws, the shareholders of a registered corporation are not permitted to propose an amendment to the articles of incorporation and every amendment to the articles of incorporation must be proposed by a resolution of the board of directors. The New Articles and New Bylaws do not allow the shareholders to propose an amendment to the New Articles. Consequently, following the Reincorporation Merger, the shareholders will be able to more easily approve an amendment to the New Articles, but they will not be able to propose any such amendments.

         Certain provisions that were previously contained in the Company Certificate are now found in the New Bylaws. As indicated above, material changes to the Company Certificate require at least the affirmative vote of two-thirds of votes cast by the holders of shares entitled to vote thereon, whereas the New Bylaws provide that they may be amended by either a majority vote the shareholders or a majority vote of the members of the Newco Board. Consequently, these provisions will be able to be changed more easily following the Reincorporation Merger.

         Right to Call a Special Meeting of Shareholders.

         The New Jersey BCA provides that a special meeting of shareholders may be called by the President or the board of directors, or by such other directors, officers or shareholders as may be provided in the bylaws. Additionally, upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called. The Company Bylaws provide that special meetings of the shareholders may be called by the affirmative vote of a majority of the entire board or by the President, or upon the written request of the shareholders representing at least 30% of the capital stock of the Company delivered to the board. Under the Pennsylvania BCL, unless provided otherwise in a corporation's articles of incorporation or bylaws, the shareholders of a registered corporation are not permitted to call a special meeting of the shareholders. The New Bylaws provide that special meetings of shareholders may be called by the Chairman of the Board, the Vice Chairman of the Board, the President, the Chief Executive Officer, the board of directors or shareholders entitled to cast at least 30% of the votes that all shareholders are entitled to cast at the special meeting. Consequently, following the Reincorporation Merger, more officers will have the ability to call a special meeting of the shareholders and it will easier for the shareholders to call a special meeting of the shareholders under the bylaws, but shareholders with at least 10% of all the shares entitled to vote at a meeting will no longer have a statutory right to request a special meeting of shareholders upon the showing of good cause.

         Anti-Takeover Provisions.

         The New Jersey Takeover Bid Disclosure Law. The New Jersey Takeover Bid Disclosure Law provides, among other things, that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10% of any class of equity securities) of any corporation or other issuer of securities which is either organized under the laws of New Jersey or has its principal place of business or a substantial portion of its total assets in New Jersey must, twenty (20) days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety (the "Bureau").

         Such a takeover bid may not proceed until after the receipt by the filing party of the Bureau's permission. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror is such as to jeopardize the financial stability of the target company or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security holders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's, business, corporate structure, or management are not in the interest of the target company's remaining security holders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of New Jersey Takeover Bid Disclosure Law.

         Shareholders Protection Act. Chapter 10A was added to the New Jersey BCA in 1986 to protect shareholders and other corporate "constituents." It generally provides that no resident domestic corporation shall engage in any business combination with any interested stockholder for a period of 5 years following that interested stockholder's stock acquisition date unless the business combination is approved by the Board of Directors prior to that stock acquisition date. A "resident domestic corporation" is an issuer of voting stock which is organized under the laws of New Jersey and, as of the stock acquisition date in question, has its principal executive offices located in New Jersey or significant business operations located in New Jersey. An "interested stockholder" is any person (other than the resident domestic corporation or its subsidiary) that (i) is the beneficial owner directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation who, at any time within the five year period immediately prior to the date in question, was a beneficial owner of 10% of the then outstanding voting stock of the resident domestic corporation. A "beneficial owner" of stock is a person that, individually or with or through any of its affiliates or associates (i) beneficially owns that stock directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An "affiliate" of a beneficial owner is a person that directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, the beneficial owner.

         Accordingly, the New Jersey BCA gives an New Jersey Corporation's board of directors veto power over any business combination proposed by one who directly or indirectly acquires 10% or more of the corporation's voting stock. The "business combinations" at which these provisions are directed include any merger or consolidation of a resident domestic corporation or its subsidiary with an interested stockholder.

         Unless it falls under certain excluded categories of transactions, a business combination is prohibited unless any one of the following three conditions are satisfied:

         (1) the board of directors must approve the business combination prior to the stock acquisition date of the interested stockholder;

         (2) the holders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested stockholder must approve the business combination by affirmative vote at a meeting called for that purpose; or

         (3) (a) the shareholders of the resident domestic corporation must receive the higher of (i) the maximum price paid by the interested stockholder during the five years preceding the announcement date or the date the interested stockholder became such, whichever is higher, plus, in either case, interest minus dividends or (ii) the market value of the resident domestic corporation's common stock on the announcement date or the interested stockholder's stock acquisition date, whichever is higher, plus, in either case, interest minus dividends.

             (b) the holder of stock other than common stock receives a similarly determined price, taking into account the highest preferential amount per share to which the holders of such shares are entitled in the event of any liquidation, dissolution or winding up of the resident domestic corporation, plus any preferential dividends to which they would be entitled that is not included in the preferential amount,

             (c) the consideration to the shareholders is paid in cash or in the same form that the interested stockholder used to acquire the largest block of stock that he acquired,

             (d) the holders of all outstanding stock not owned by the interested stockholder received the consideration required by the preceding paragraphs in the business combination, and

             (e) the interested stockholder did not become the beneficial owner of any additional shares of stock of the resident domestic corporation between his stock acquisition date and the date of consummation of the business combination, except (i) as part of the transaction that resulted in his becoming an interested stockholder, (ii) by virtue of proportionate stock splits, dividends or distributions not themselves constituting a business combination, to a business combination meeting the conditions of paragraph (c) or (iv), through purchase at a price that would have satisfied the requirements of paragraphs (a), (b) and (c).

         The Company does not believe it is subject to the New Jersey Shareholders Protection Act described above because it does not meet the definition of a "resident corporation," as its principal executive offices are located in Pennsylvania and it does not have significant business operations in New Jersey.

         Pennsylvania corporations that have a class of stock registered under the Exchange Act, such as the Surviving Company after the Reincorporation Merger, are automatically subject to certain anti-takeover provisions of the Pennsylvania BCL, unless the articles of incorporation provide that those provisions shall not apply to the corporation. TO THE FULLEST EXTENT POSSIBLE, NEWCO HAS OPTED OUT OF THE SPECIFIC ANTI-TAKEOVER PROVISIONS INCLUDED IN THE PENNSYLVANIA BCL. Newco has opted out of those anti-takeover provisions by having the New Articles expressly state that they shall not apply to the corporation.

         The Pennsylvania BCL's anti-takeover provisions that do not apply to Newco are:

                  Section 1715 which expressly states that the fiduciary duty of directors does not require them to redeem any rights under, or modify or render inapplicable any shareholder rights plan or certain of the anti-takeover provisions of the Pennsylvania BCL;

                  Section 2538 which requires that fundamental corporate transactions, such as mergers and share exchanges, be approved by a majority vote of the disinterested shareholders;

                  Subchapter 25E which, with certain exceptions, entitles the shareholders to be paid the fair value of their shares by anyone who acquires 20% or more of the outstanding voting power of the corporation;

                  Subchapter 25F which imposes certain financial requirements and restrictions on business combinations with interested shareholders;

                  Subchapter 25G which, with certain exceptions, limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation; and

                  Subchapter 25H which requires disgorgement of certain profits made by "controlling shareholders" following their attempts to gain control of the corporation.

         As a result of Newco's opting out of the specific anti-takeover provisions included in the Pennsylvania BCL, following the approval and consummation of the Investment Transaction and the Reincorporation, the Investors will have more flexibility to purchase from or sell to the Surviving Company shares of the Surviving Company Common Stock, to engage in other interested party transactions, or otherwise to acquire the Surviving Company.

         Management of the Company is not aware of any attempt to acquire the Company by a third party and does not have any plans to propose any other changes to the charter documents or corporate structure of the Company which would have an anti-takeover purpose or effect.

         Mergers, Acquisitions and Other Transactions.

         In addition to the anti-takeover provisions discussed above, with respect to corporations such as the Company organized prior to January 1, 1969, the New Jersey BCA provides that the sale of substantially all of a corporation's assets, mergers, consolidations, and any acquisitions which involve the issuance of additional voting shares, such that the number of additional voting shares issued exceeds 40% of the voting shares outstanding prior to the transaction, must be approved by a affirmative vote of two-thirds of votes cast by the holders of shares entitled to vote thereon, unless the corporation's certificate of incorporation requires a greater percentage. As permitted by the New Jersey BCA, the Company Certificate requires a greater percentage for certain business combinations. Such business combinations require the affirmative vote of holders of two-thirds of the shares of Company Common Stock entitled to vote in the election of directors.

         Under the Pennsylvania BCL, mergers and consolidations require the approval of a majority of the shares entitled to vote thereon, and if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each class vote. A proposed plan of merger or consolidation will not be deemed to have been adopted by the corporation unless it has also been approved by the board of directors. Accordingly, it will be easier for shareholders to approve a merger or consolidation following the Reincorporation Merger.

         Dissolution.

         Under the New Jersey BCA a corporation may be voluntarily dissolved by
(i) the written consent of all its shareholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. The New Jersey BCA requires that to effect a dissolution by consent of shareholders, all shareholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the Board and shareholders, the affirmative vote of the majority of votes cast (assuming that the number of votes cast constitutes a quorum) by the shareholders entitled to vote thereon. In order to effectuate a dissolution of a Pennsylvania corporation, the Pennsylvania BCL requires the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. Consequently, the ability of shareholders to effectuate a dissolution of the corporation following the Reincorporation Merger will only change to the extent that shareholders will no longer have the ability to dissolve the corporation solely upon their unanimous written consent.

         Availability of Appraisal Rights.

         Under the New Jersey BCA, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation otherwise provides. However, appraisal rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders) or (ii) no vote of the corporation's shareholders is required for the proposed transaction.

         Under the Pennsylvania BCL, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's articles of incorporation. Such appraisal rights are not provided to holders of shares that are listed on a national securities exchange or held of record by more than 2,000 shareholders. Accordingly, the Surviving Company's shareholders will not qualify for appraisal rights following the Reincorporation Merger

         No Appraisal Rights Due to Reincorporation Merger.

         Under the New Jersey BCA, the Company's shareholders do not qualify for appraisal rights in connection with the Reincorporation Merger because the shares voting on the Reincorporation Merger are listed on the American Stock Exchange, a national securities exchange.

         Federal Income Tax Consequences of the Reincorporation Merger

         The Company will not request a ruling from the United States Internal Revenue Service regarding the federal income tax consequences of the Reincorporation Merger. However, the Company believes the Reincorporation Merger will constitute a reorganization under Section 368 of the Code. Consequently, holders of Company Common Stock will not recognize any gain or loss for federal income tax purposes as a result of the conversion of their Company Common Stock into shares of Surviving Company Common Stock. For federal income tax purposes, a holder's aggregate basis in the shares of Surviving Company Common Stock received in the Reincorporation Merger will equal such holder's aggregate basis in Company Common Stock converted therefor and such holder's holding period for Surviving Company Common Stock received in the Reincorporation Merger will include his holding period in Company Common Stock converted therefor.

         Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to the Surviving Company pursuant to the Reincorporation Merger. In addition, the Surviving Company will succeed to and take into account the earnings and profits, accounting methods, and other tax attributes of the Company specified in Section 381(c) of the Code.

         Holders of Company Common Stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their Company Common Stock into shares of Surviving Company Common Stock pursuant to the Reincorporation Merger.

         Required Vote

         Approval of the Reincorporation Proposal requires the affirmative vote of two-thirds of votes cast thereon at the Annual Meeting. A vote for the Reincorporation Proposal will constitute specific shareholder approval for the adoption of the Merger Agreement and all other transactions related to the Reincorporation Proposal. All of the directors of the Company, who together directly own 384,384 shares of Company Common Stock (representing 5.0%), have informed the Company that they intend to cause all such shares to be voted for the approval of the Reincorporation Proposal.

         Recommendation of the Board of Directors

         The Company's Board of Directors recommends a vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4

                   APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN

         On __________, 2001, the Company Board considered and adopted, subject to shareholder approval, the Marlton Technologies, Inc. 2001 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to promote and advance the Company's interests and the interests of the Company's shareholders by enabling the Company to attract, retain, and reward employees, outside advisors, and directors of the Company and its subsidiaries. The Plan is intended to strengthen the common economic interests of the Company's shareholders and its employees, directors and other service providers, and to promote the Company's long-term growth and profitability.

         The Plan covers 2,500,000 shares of Company Common Stock. This number of shares was selected based on the Company Board's estimation of the Company's needs under the Plan for the foreseeable future. This number may be equitably adjusted by the Company Board in the event of a recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting Company Common Stock. In addition, shares subject to awards that expire or that are forfeited, as well as shares surrendered to satisfy any tax withholding obligation associated with an award will again be available for issuance under the Equity Incentive Plan. Finally, previously acquired shares of Company Common Stock that are surrendered in satisfaction of the exercise price of an option issued under the Plan will be added to the number of shares available for grant under the Plan.

         A summary of certain terms and provisions of the Plan follows. This summary is subject to the detailed terms and provisions of the Equity Incentive Plan, a copy of which is attached hereto as Annex XIII.

Description of the Equity Incentive Plan

         The Plan permits the grant of equity-based awards to employees, directors, consultants and other individuals that provide services to the Company and its affiliates. Awards that may be granted under the Plan include incentive stock options, non-qualified options and shares of restricted stock.

         The Company Board or a Committee of the Company Board composed of two or more non-employee directors will administer the Plan and determine the recipients of awards and the type, amount, and terms of awards issued under the Plan. For example, the Company Board or its Committee will determine the exercise price of an option, the form of payment of the exercise price, the number of shares subject to the option, and the date or dates on which the option becomes exercisable. In addition, the Company Board or its Committee is authorized to: (i) adopt, alter or repeal any administrative rules regarding the operation of the Plan, (ii) interpret the Plan or any award agreement issued under the Plan, (iii) amend any award agreement issued under the Plan with the participant's consent, (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award agreement issued under the Plan, and (v) to otherwise supervise the administration of the Plan.

         While no awards have been or will be granted under the Plan prior to the date of the Annual Meeting, the Company, Ginsburg and Goldberg have entered into an agreement, pursuant to which the Option Agreements will be canceled (which, as more particularly described under the heading "Participation by Current Officers in Investment Transaction" in the Investment Transaction Proposal, is expected to occur immediately prior to the consummation of the Investment Transaction) and Ginsburg and Goldberg will be issued new options to purchase Surviving Company Common Stock under the Plan. Because all other future awards under the Plan will be granted in the discretion of the Company Board or its Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding the Company's recent practices with respect to annual, long-term, and stock-based compensation under other plans is presented in the "Summary Compensation Table" above, and in footnotes to the Company financial statements for the year ended December 31, 2000, in the Annual Report which accompanies this Proxy Statement.

           If approved, the Plan will continue in effect until awards have been granted covering all available shares under the Plan or the Plan is otherwise terminated by the Company Board, provided that no incentive stock options will be granted more than ten years after the date the Plan is approved by shareholders. Termination of the Plan will not affect outstanding awards.

         The Plan permits the Company Board to amend the Plan at any time. However, in order to retain favorable treatment of awards under tax laws, the Company Board cannot increase the number of shares covered by the Plan or change the eligible class of award recipients without further shareholder approval.

         The Plan provides that, upon a "Change in Control," the Company Board or its Committee may, in its discretion, take one or more of the following actions: (i) cause all outstanding stock options to vest, (ii) cause all outstanding shares of restricted stock to become non-forfeitable, (iii) replace any outstanding option with an option to purchase common stock of any successor company, (iv) exchange any outstanding shares of restricted stock for restricted shares in any successor company, (v) redeem any outstanding share of restricted stock for cash equal to the fair market value of an unrestricted share of Company Common Stock on the date of the Change in Control, or (vi) cancel any outstanding option in exchange for a cash payment equal to the difference between the exercise price of that option and the fair market value of the shares of Company Common Stock subject to that option on the date of the Change in Control. For this purpose, "Change in Control" means: (x) the sale, transfer, assignment or other disposition by stockholders of the Company, in one transaction or a series of related transactions, of more than fifty percent (50%) of the voting power represented by the then outstanding capital stock of the Company, (y) the sale of substantially all the assets of the Company, or (z) the liquidation or dissolution of the Company.

         The following is a brief summary of the various types of awards that may be granted under the Plan.

         Stock Options. Options granted under the Plan may be either incentive stock options, a tax-favored form of award meeting the requirements of Section 422 of the Internal Revenue Code, or nonqualified options, which are not entitled to special tax treatment. Incentive stock options may be granted only to employees and must have an exercise price of at least the fair market value of Company Common Stock on the date of grant.

         Options granted under the Plan may not have a term of more than ten years. Except as otherwise provided by the Company Board or its Committee with respect to a particular option, options awarded under the Plan are not transferable other than by will or the laws of intestate succession and, during a participant's lifetime, may only be exercised by that participant.

         In no event may options for more than 750,000 shares of Company Common Stock be granted to any single individual under the Plan during any one calendar year.

         Restricted Stock Awards. Restricted stock are shares of Company Common Stock that are subject to forfeiture if the recipient terminates employment or service as an advisor during a specified period, or otherwise fails to fulfill specified vesting conditions. Stock certificates representing shares of restricted stock are generally issued but held in escrow during the period that the shares remain subject to forfeiture. From the date of issuance of shares of restricted stock, the recipient will be entitled to the rights of a shareholder with respect to the shares.

Federal Income Tax Consequences

         The following discussion summarizes the principal anticipated federal income tax consequences of awards granted under the Plan to participants and to the Company.

         Incentive Stock Options. A recipient of an option does not realize taxable income upon the grant or exercise of an incentive stock option. If no disposition of shares occurs within two years from the date of grant or within one year from the date of exercise, then (a) upon the sale of the shares, any amount realized in excess of the exercise price is taxed to the option recipient as long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction is allowed to the Company for federal income tax purposes. For purposes of computing alternative minimum taxable income, the difference between the exercise price of a incentive stock option and the fair market value of the subject shares at the time of exercise is an item of tax preference (and is therefore included in alternative minimum taxable income).

         A sale of shares acquired upon the exercise of an incentive stock option within two years from the date of option grant or within one year from the date of option exercise is known as a "disqualifying disposition." In the case of a disqualifying disposition: (a) the recipient will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of the shares) over the exercise price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized is taxed as a short-term or long-term capital gain, as applicable, and does not result in any deduction for the Company. A disqualifying disposition will generally avoid the alternative minimum tax consequences of the exercise of an incentive stock option.

         Nonqualified Options. No income is realized by an option recipient at the time a nonqualified option is granted. Upon exercise, (a) ordinary income is realized by the option recipient in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss, as applicable, and will not result in any deduction to the Company.

         Restricted Stock Awards. Generally, a participant will not recognize any income upon issuance of restricted stock award that is subject to forfeiture. Generally, a participant will recognize ordinary income upon the vesting of restricted stock in an amount equal to the fair market value of the shares at the time of vesting (less any amount paid for those shares). Dividends paid with respect to awards during the period such awards are subject to forfeiture will be taxable as ordinary income to the participant.

         A participant may elect to recognize compensation income upon the grant of shares of restricted stock, based on the fair market value of those shares at the date of grant less any amount paid for those shares. This election is permitted by Section 83(b) of the Internal Revenue Code and, therefore, is often referred to as an "83(b) election." If a participant makes an 83(b) election, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the date of grant. In addition, dividends paid with respect to the shares of restricted stock will not be treated as ordinary income, but rather as dividend income, and the participant will not recognize additional income when the shares vest. Once the 83(b) election is made, any future change in the value of the shares will be short or long term capital gain or loss, as applicable, and will not result in any further deduction for the Company.

         Limitation on Deductibility of Certain Compensation. Section 162(m) the Internal Revenue Code generally makes nondeductible to the Company taxable compensation paid to a single individual in excess of $1 million in any calendar year if the individual is the Chief Executive Officer or one of the next four highest-paid executive officers, unless the excess compensation is considered to be "performance based." Among other requirements contained in Section 162(m), the material terms of a compensation plan in which such officers participate must be approved by shareholders for awards or compensation provided under the plan to be considered "performance based." If this proposal to adopt the Plan is approved, the Company believes that its deductions for amounts paid pursuant to stock options granted under the Plan will not be limited by Section 162(m) because such awards will qualify as performance-based compensation.

         The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made and the individual circumstances of the participant. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

Market Value of Company Common Stock

         The market value of the Company Common Stock on ______ ___, 2001 was $____ per share.

Required Vote

         Approval of the 2001 Equity Incentive Plan requires the affirmative vote of the holders of a majority of Company Common Stock present and entitled to vote thereon at the Annual Meeting. All of the directors of the Company, who together directly own 384,384 shares of Company Common Stock (representing 5.0%), have informed the Company that they intend to cause all such shares to be voted for the approval of the 2001 Equity Incentive Plan.

Recommendation of the Board of Directors

         The Company's Board of Directors recommends a vote FOR Proposal No. 4.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has recommended and the Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent public accountants for 2001. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

         PricewaterhouseCoopers served as the Company's independent public accountants in 2000. For the fiscal year ending December 31, 2000, the Company paid PricewaterhouseCoopers $130,000 for professional services rendered for the audit of the financial statements included in the Company's Annual Report on Form 10-K and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q. For the fiscal year ending December 31, 2000, the Company also paid PricewaterhouseCoopers $160,000 for financial information systems design and implementation fees. The Audit Committee discussed with PricewaterhouseCoopers and also considered whether the provision of information technology services and other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining such firm's independence.

                              SHAREHOLDER PROPOSALS

         In order for proposals of shareholders to be considered for inclusion in the Company's proxy materials for the 2002 Annual Meeting, such proposals must be received by the Corporate Secretary of the Company not later than January 19, 2002. Any shareholder proposal or director nominee submitted, other than matters submitted for inclusion in the proxy statement in accordance with the prior sentence, will be considered untimely if not received by the Company in writing no earlier than February 20, 2002 and no later than March 20, 2002.

         The Board knows of no other business to be transacted, but if any other matters are properly presented at the Annual Meeting, the persons named in the accompanying form of proxy will vote upon such matters in accordance with their best judgment.

         The cost of soliciting proxies will be borne by the Company. Arrangements may be made with brokerage houses, custodians, nominees, and other fiduciaries to send proxy material to their principals and the Company may reimburse them for their expenses. In addition to solicitation by mail, officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies by telephone, telegraph and personally. Additionally, the Company may retain the services of an independent solicitor to aid in the solicitation of proxies, for a fee (not anticipated to exceed $10,000) plus out-of-pocket costs and expenses.

         A copy of the Company's Annual Report on Form 10-K, including financial statements and financial statement schedules, for the year ended December 31, 2000 may be obtained without charge by writing to Marlton Technologies, Inc., 2828 Charter Road, Philadelphia, Pennsylvania 19154, Attention: Alan I. Goldberg, Corporate Secretary.

                                                                         ANNEX I

                             Audit Committee Charter

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Marlton Technologies, Inc.'s (the "Company") financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, accountants or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside accountant is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD/AMEX.

Accordingly, all of the members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

         2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.(1) In addition, at least one member of the Committee will have accounting or related financial management expertise.(2)

------------

(1) According to the NASD/AMEX, "familiarity with basic finance and accounting practices" requires that each such member of the Audit Committee be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment.

(2) According to the NASD/AMEX, "accounting or related financial management expertise" requires a member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside accountants are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside accountants, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside accountant's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside accountants the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside accountants the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside accountants the quality and adequacy of the Company's internal controls.

o  The Committee shall:

   request from the outside accountants annually, a formal written statement delineating all relationships between the accountant and the Company consistent with Independence Standards Board Standard Number 1;

   discuss with the outside accountants any such disclosed relationships and their impact on the outside accountant's independence; and

   recommend that the Board take appropriate action to oversee the independence of the outside accountant.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside accountant.

                                                                        ANNEX II

                             SUBSCRIPTION AGREEMENT


         This SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of August 23, 2001, is made and entered into by and among Scott Tarte ("Tarte") and Jeffrey Harrow ("Harrow") (collectively, the "Investors"), Marlton Technologies, Inc., a New Jersey corporation (the "Company"), and Marlton Technologies (PA), Inc. , a newly formed Pennsylvania corporation that is a wholly owned subsidiary of the Company (the "Surviving Corporation" and together with the Company, the "Marlton Parties").


                                    RECITALS

         A. The Company will submit to its stockholders a proposal to reincorporate in Pennsylvania as a Pennsylvania corporation by merging with and into the Surviving Corporation pursuant to a certificate of merger in the form set forth in Exhibit A-1 (the "Certificate of Merger") as a result of which each outstanding share of the Company's common stock, par value $0.10 per share (the "Company Common Stock") will be converted into one share of the Surviving Corporation's common stock, without par value (the "Common Stock") (the "Reincorporation") as a result of which the Surviving Corporation will have articles of incorporation and by-laws as set forth in Exhibit A-2 and Exhibit A-3 respectively hereto.

         B. The Marlton Parties desire to issue to the Investors for $2,000,000 in the aggregate 4,000,000 shares (the "Shares") of the Surviving Corporation's Common Stock and warrants (the "Warrants") to purchase 4,000,000 shares (the "Warrant Shares") of the Surviving Corporation's Common Stock in the form of Exhibit B hereto and the Investors desire to acquire such Shares and Warrants.

         Now, therefore, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                         ISSUANCE OF SHARES AND WARRANTS

         Section 1.1 Issuance of Shares and Warrants. (a) Upon the terms and subject to the conditions set forth in this Agreement, on or before the business day which is three business days following the day on which all of the conditions set forth in Article VII have been satisfied or waived (the "Closing Date" or the "Closing"), the Surviving Corporation will issue, transfer and convey the Shares and the Warrants to the Investors and simultaneously the Investors will purchase the Shares and the Warrants from the Surviving Corporation by paying the purchase price of Two Million Dollars ($2,000,000) (the "Purchase Price") as follows:

         1) Tarte will receive 2,000,000 Shares and 2,000,000 Warrants in exchange for $1,000,000;

         2) Harrow will receive 2,000,000 Shares and 2,000,000 Warrants in exchange for $1,000,000;


                  (b) The Investors' ownership interest ("Ownership Interest") will equal 4,000,000 divided by the number of shares of Common Stock issued and outstanding immediately following the Closing. It is anticipated that the Investors' Ownership Interest immediately following the Closing will be 31%.


                                   ARTICLE II

        REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE MARLTON PARTIES

         As an inducement to the Investors to enter into this Agreement and to consummate the transactions contemplated hereby, each Marlton Party hereby jointly and severally represents and warrants to, and agrees with, the Investors as follows, subject to approval of the Reincorporation and the transactions contemplated hereby by the stockholders of the Company and the Surviving Corporation and subject to such exceptions as are specifically disclosed in writing in the disclosure schedule supplied by the Company to the Investors dated as of the date hereof, which disclosure shall provide an exception to or otherwise qualify the representations or warranties of the Marlton Parties specifically referred to in such disclosure and such other representations and warranties as to which the applicability of the disclosure is otherwise readily evident (the "Disclosure Schedule"):

         Section 2.1 Organization of the Company. (a) The Company is a New Jersey corporation formed, validly existing and in good standing under the laws of the State of New Jersey. The Company is qualified to do business and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires qualification and where the failure to be so qualified would have a Material Adverse Effect. The Company has full power and authority to own its assets and to carry on its business as now conducted.

                  (b) The Surviving Corporation is a Pennsylvania corporation formed, validly existing and in good standing under the laws of the State of Pennsylvania. The Surviving Corporation is, or prior to the Closing will be, qualified to do business and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires qualification and where the failure to be so qualified would have a Material Adverse Effect. The Surviving Corporation has full power and authority to own its assets and to carry on its business as now conducted.

                  (c) Except as set forth in Section 2.1(c) of the Disclosure Schedule each subsidiary of either Marlton Party (other than the companies listed on Section 2.1(d) of the Disclosure Schedule, the "Subsidiaries") is a wholly owned subsidiary of the Company, validly existing and in good standing under the laws of the state of incorporation listed opposite its name on Section 2.1(c) of the Disclosure Schedule and on the Closing Date will be a wholly owned subsidiary of the Surviving Corporation, validly existing and in good standing under the laws of such state. Each Subsidiary is qualified to do business and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires qualification and where the failure to be so qualified would have a Material Adverse Effect. Each Subsidiary has full power and authority to own its assets and to carry on its business as now conducted.

                  (d) Except as set forth on Section 2.1(d) of the Disclosure Schedule the Marlton Parties have no subsidiaries or any equity ownership in any other entity.

         Section 2.2 Authority of the Company. Each Marlton Party has full legal right, power, capacity and authority to execute and deliver this Agreement, the Warrants, the registration rights agreement in the form set forth in Exhibit 2.2 (the "Registration Rights Agreement"), the employment agreements with Harrow and Tarte substantially in the form of Exhibits 2.2 (a) and 2.2(b) (collectively, the "Employment Agreements"), and all of the other agreements and instruments required to be executed and delivered hereunder by a Marlton Party (collectively, the "Transaction Documents"), and to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof. This Agreement and each other Transaction Document constitutes, or upon its execution and delivery in accordance herewith will constitute, the legal, valid and binding agreement of such Marlton Party enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         Section 2.3 No Violation by the Company. The execution and delivery of this Agreement by each Marlton Party, the performance by such Marlton Party of its obligations hereunder and the consummation by such Marlton Party of the transactions contemplated by this Agreement will not: (i) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against such Marlton Party; (ii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any material contract which is applicable to, binding upon or enforceable against such Marlton Party; (iii) result in, or require the creation or imposition of, any lien upon or with respect to any of the property or assets of such Marlton Party; or (iv) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other Person (except the SEC).

         Section 2.4 No Finder. Neither the Marlton Parties nor any Person acting on the Marlton Parties' behalf, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

         Section 2.5 Operations. Since June 30, 2001, there has not been any material adverse change in the business, operations, financial position, properties and other assets of the Marlton Parties and their Subsidiaries (collectively, "Marlton") taken as a whole, and since such date, the business of each has been conducted in the usual, regular and ordinary manner and shall continue, through and including the Closing Date, to be conducted in such manner, unless prior written approval for any variation therefrom shall have first been secured from the Investors. For the period from June 30, 2001, to and including the Closing Date, the following is and will be true with respect to Marlton, and the operation of the business of Marlton:

                  (a) All material transactions involving Marlton have been accurately and fully recorded or otherwise reflected in books and records of the Marlton Parties;

                  (b) Marlton has not sold, exchanged, conveyed or otherwise disposed, or subjected to lien, pledge, hypothecation, mortgage, or other encumbrance, any material assets or properties other than in the ordinary course of its business;

                  (c) Marlton has paid its material debts and liabilities, including taxes, fees, levies and assessments in the ordinary course as they have matured;

                  (d) Marlton has not incurred any material debt, obligation or liability other than those incurred in the ordinary course of its businesses and which do not or will not presently, with the passage of time or upon default, subject Marlton's assets to any material lien, claim, charge, mortgage or other encumbrance, nor has Marlton undertaken to guarantee in whole or in part, any of the debts, obligations or liabilities of any other party;

                  (e) Marlton has not altered, amended, terminated or discharged any material written or oral contract, lease, plan, commitment or agreement to which Marlton is presently a party, nor permitted or consented to such alteration, amendment, termination or discharge, nor has Marlton committed a material breach or default in any of the provisions thereof;

                  (f) Marlton has not entered into any written or oral contract except in the ordinary course of business at the prices and upon the terms consistent with its past practices (or as contemplated by this Agreement) and which do not violate any representation, warranty or covenant of this Agreement;

                  (g) Marlton has, to the Marlton Parties' Knowledge, complied with all Laws applicable to the conduct of its business except where the failure to so comply would not have a Material Adverse Effect;

                  (h) Marlton has conducted its business only in the usual, regular and ordinary course and in substantially the same manner as theretofore conducted;

                  (i) Marlton has maintained its properties and assets substantially in accordance with past practice; and

                  (j) There has not occurred any transaction or event, nor is any anticipated, which has had or will have a Material Adverse Effect except such events and circumstances as affect the industry as a whole.


         Section 2.6 Liabilities and Obligations of Marlton. Marlton has no liabilities, direct or indirect, absolute or contingent, which are of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with generally accepted accounting principles ("GAAP") which are, individually or in the aggregate, material to the business, results of operations or financial condition of Marlton taken as a whole, except (i) liabilities provided for in the June 30, 2001 financial statements referred to in Section 2.7 hereof or (ii) liabilities arising in the ordinary course of business after June 30, 2001 which are not material to the business, results of the operations or financial condition of Marlton taken as a whole.

         Section 2.7 Financial Statements. The consolidated balance sheet and statements of cash flows, net income and changes in stockholders equity of Marlton as of and for the year ended December 31, 2000 audited by PricewaterhouseCoopers LLP, and interim financial statements for the period ended June 30, 2001 (collectively, the "Financial Statements"), contained in the SEC Reports were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q of the Exchange Act), are materially accurate and each fairly presents in all material respects the consolidated financial position of the Company and its subsidiaries at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to be material in amount.

         Section 2.8 [Reserved]


         Section 2.9 Title. Marlton has good and marketable title to all of its material assets and leasehold interests, free and clear of all liens, charges, claims, encumbrances and restrictions on transfers, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or materially interfere with the present use of the property affected thereby.

         Section 2.10 Right to Inspect the Properties and Records. Between the execution of this Agreement and Closing, the Investors and their agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, at any reasonable time and from time to time as the Investors may reasonably deem appropriate, to examine the properties and records of Marlton, and to make such tests, surveys, investigations and other inspections in such manner as the Investors may deem necessary or desirable. No investigation or examination by the Investors or any of their agents or representatives of such properties and records of Marlton shall affect the representations and warranties of the Marlton Parties contained in this Agreement (except as set forth in Section 5.6 hereof).

         Section 2.11 Insurance. (a) Marlton has in effect the insurance coverage described in Section 2.11 of the Disclosure Schedule, and the Marlton Parties have made available to the Investors complete and accurate copies of all such insurance policies. Such insurance coverage, as to amounts and types of coverage and risks insured, in the reasonable judgment of the Marlton Parties, is adequate for their business as presently conducted.

                  (b) Section 2.11 of the Disclosure Schedule contains a list and description of all claims made against the insurance policies held by Marlton for the previous two (2) years, excepting therefrom claims made by employees of Marlton against health insurance plan carriers.

         Section 2.12 Litigation and Claims. There are no litigations, suits, claims (other than claims for less than $2,000), demands (other than demands for less than $2,000) or proceedings pending or to the Marlton Parties' Knowledge threatened against Marlton, or its properties or assets, nor to the Marlton Parties' Knowledge is there any meritorious basis for any such litigation, suit, claim, demand or proceeding, nor is there in existence any judgment or award against Marlton, relating to or affecting any of Marlton, or the properties or assets of Marlton. To the Marlton Parties' Knowledge, Marlton, is not under investigation by any governmental authority or self-regulatory organization for violation of any law or regulation.

         Section 2.13 Employment Obligations. Section 2.13 of the Disclosure
Schedule is Marlton's payroll run from the most recent payroll period and for the year to date. All material agreements, contracts or understandings between Marlton and its employees with respect to employment, wages, expenses, allowances, vacations, hours, working conditions, bonuses, salaries, pensions, profit sharing, medical benefits, insurance benefits, severance pay or otherwise are described in Section 2.13 of the Disclosure Statement.

         Section 2.14 Compliance with ERISA. (a) The Disclosure Schedule identifies:

                       1. All "employee welfare benefit plans" and "employee pension benefit plans" (as those terms are respectively defined in Sections 3(l) and 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including any "multi-employer plan" (as defined in Section 3(37) of ERISA)) of Marlton;

                      2. All retirement or deferred compensation plans, incentive compensation plans, stock option plans, stock plans, unemployment compensation plans, vacation pay, severance pay, bonus or benefit arrangements, insurance or hospitalization programs and any other fringe benefit arrangements (referred to collectively hereinafter as "fringe benefit arrangements") of Marlton for any employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in Section 3(3) of ERISA); and

                      3. All employment agreements not terminable on thirty (30) or fewer days' written notice, without further liability.

                  (b) A true and correct copy of each of the plans, arrangements and agreements listed on Section 2.14 of the Disclosure Schedule, and all contracts relating thereto, or to the funding thereof, including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements, each as in effect on the date hereof, have been made available to the Investors by the Marlton Parties. In the case of any plan, arrangement or agreement which is not in written form, the Investors have been provided with an accurate description of such plan, arrangement or agreement as in effect on the date hereof. A true and correct copy of the most recent annual report, actuarial report, summary plan description and Internal Revenue Service determination letter with respect to each such plan or arrangement, to the extent applicable, and a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradable) held with respect to any funded plan arrangement or agreement has been made available to the Investors by the Marlton Parties, and there have been no material changes in the financial condition in the respective plans from that stated in the annual reports and actuarial reports made available to the Investors.

                  (c) As to all plans, arrangements and agreements of Marlton listed in the Disclosure Schedule:

                   (1) All employee benefit plans and fringe benefit arrangements comply and have been administered in form and in operation, in all material respects, in compliance with all requirements of law and regulation applicable thereto, and Marlton has not received any notice from any governmental agency questioning or challenging such compliance;

                   (2) All employee pension benefit plans comply in all material respects in form and in operation with all applicable requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"); there have been no material amendments to such plans which are not the subject of a determination letter issued with respect thereto by the Internal Revenue Service; and to the Marlton Parties' Knowledge no event has occurred which will or could give rise to disqualification of any such plan under such sections or to a tax under Section 511 of the Code;

                  (3) None of the assets of any employee benefit plan are invested in employer securities or employer real property;

                   (4) To the Marlton Parties' Knowledge there have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any employee benefit plan and Marlton has not otherwise engaged in any prohibited transaction;

                   (5) To the Marlton Parties' Knowledge as to any employee pension benefit plan which is subject to Title IV of ERISA, there have been no "reportable events" (as described in Section 4043 of ERISA), and no steps have been taken to terminate any such plan;

                   (6) There have been no acts or omissions by Marlton which have given rise to or, to the Marlton Parties' Knowledge, may give rise to any material fines, penalties, taxes or related charges under Sections 502(c), 502(i) or 4071 of ERISA or Chapter 43 of the Code, for which Marlton may be liable;

                   (7) None of the payments contemplated by such plans, arrangements and agreements would, in the aggregate, constitute excess parachute payments as defined in Section 280G of the Code;

                   (8) There are no actions, suits or claims (other than routine claims for benefits) pending or to the Marlton Parties' Knowledge threatened involving such plans or the assets of such plans, and no facts exist which could give rise to any such actions, suits or claims (other than routine claims for benefits);

                   (9) All group health plans of Marlton (including any plans of current and former affiliates of Marlton which must be taken into account under Section 4980B of the Code or Section 601 of ERISA) have been operated in material compliance with the group health plan continuation coverage requirements of Section 4980B of the Code and
         Section 601 of ERISA to the extent such requirements are applicable;
         and

                  (10) To the Marlton Parties' Knowledge actuarially adequate accruals for all obligations under such plans, arrangements and agreements are reflected in the balance sheet of Marlton as of March 31, 2001 and each such plan has been fully funded for the most recent plan year.

         Section 2.15 Preservation of Business Relationships. Between the execution of this Agreement and Closing, Marlton will use commercially reasonable efforts to preserve the relationships of Marlton with its employees, agents, customers, and others having business relationships with Marlton.

         Section 2.16 Tax Returns. The Marlton Parties are taxed as a corporation for Federal and state income tax purposes. All Federal, state and local income, property, franchise, sales, use and other tax returns and reports required by law to be filed by Marlton have been filed other than those returns and reports of which the failure to file would have no Material Adverse Effect. There are no liens for taxes affecting Marlton except for liens for taxes not yet due and payable. The Marlton Parties have provided the Investors with true, correct and complete copies of all federal and state tax returns filed since January 1, 1998. The Marlton Parties have not executed or filed with the Internal Revenue Service or any other taxing entity any agreement extending the period for assessment and collection of any tax, nor is Marlton party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim or assessment for collection of taxes been asserted against Marlton which has not be satisfied.

         Section 2.17 Material Agreements. Section 2.17 of the Disclosure Schedule lists (or with respect to any oral agreement describes) all material leases and licenses with respect to any property, real or personal (whether as landlord, tenant, licensor or licensee), contracts, guarantees, mortgages, indentures, agreements, understandings or other commitments, whether oral or written, of Marlton, and the Marlton Parties have delivered to the Investors complete and accurate copies of all such documents, each of which is in effect and, to the Marlton Parties' Knowledge, is valid and enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by general principles of equity.

         Section 2.18 Compliance with Laws. To the Marlton Parties' Knowledge, Marlton's services, practices, billings, employee benefits, properties, equipment, machinery, buildings used, and operations are in full compliance with all applicable Federal, state and local laws, statutes, ordinances, codes, regulations, rules, orders, restrictions and requirements, governmental, administrative, judicial and otherwise, including, without limitation, environmental laws and those relating to wages, securities, commodities, prices, equal opportunity, safety, health, medical care, building and zoning, except where the failure to so comply would not have a Material Adverse Effect.

         Section 2.19 Licenses, Permits and Approvals. Marlton has all licenses, permits, authorizations and approvals required of Marlton by any Federal, state or local government's administrative or judicial authorities in connection with the operation of its business as presently being conducted by Marlton, all of which are in full force and effect except where the failure to have any of the foregoing would not have a Material Adverse Effect.

         Section 2.20 Ownership of Properties. Marlton owns or has a valid leasehold interest in all properties, assets and facilities, both tangible and intangible, real, personal and mixed which are used in and are material to the conduct of Marlton's business.

         Section 2.21 Intellectual Property. To the Marlton Parties' Knowledge, Marlton has the right to use all trademarks, service marks, trade names, copyrights, know-how, patents, trade secrets, licenses (including licenses for the use of computer software programs), and other intellectual property of Marlton necessary for the conduct of its business (the "Intellectual Property"). To the Marlton Parties' Knowledge, the conduct of the business of Marlton as presently conducted, does not infringe or misappropriate any rights held or asserted by any person, and to the Marlton Parties' Knowledge, no Person is infringing on the Intellectual Property. To the Marlton Parties' Knowledge, Marlton is not engaged in any kind of unfair or unlawful competition nor the wrongful use of any confidential information or trade secrets or patentable inventions of any former employee of Marlton or any other Person, firm or corporation.

         Section 2.22 Disclosure. No representation or warranty made herein by the Marlton Parties and no written certificate or Schedule given or to be given to the Investors pursuant to this Agreement on or before Closing contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein under the circumstances under which they were made not misleading, and the Marlton Parties have made, and will make in good faith through the Closing Date, full disclosure of all material facts with respect to Marlton including, without limitation, the operations, assets and prospects of Marlton.

         Section 2.23 [Reserved]

         Section 2.24 [Reserved]

         Section 2.25 Subsidiaries and Ownership of Stock. To the Marlton Parties' Knowledge, Section 2.25 of the Disclosure Schedule sets forth a complete and accurate list of (A) any Person owning more than 5% of the outstanding stock of the Company. All of the outstanding capital stock or other ownership interests of each Subsidiary has been validly issued and is fully paid and nonassessable. The Company owns that percentage of the outstanding capital stock of each Subsidiary set forth in Section 2.25 of the Disclosure Schedule, free and clear of all liens, claims or encumbrances and on the Closing Date the Surviving Corporation will own such percentages of the outstanding capital stock of each Subsidiary, free and clear of all liens, claims or encumbrances. No Subsidiary has any subsidiary.

         Section 2.26 Environmental Matters. Marlton is in possession of and in compliance in all material respects with all required permits and any federal, state, or local statute, law, ordinance, regulation, rule, standard, permit or requirement, including but not limited to those statutes, ordinances, laws, regulations, rules, standards, permits and requirements promulgated under the laws of the United States of America or any other nation, concerning or relating to the protection of the environment ("Environmental Laws") relating to the discharge or release of liquids, gases or solids into the air, water, and soil, except for any such permit that, if not obtained, would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No Marlton Party refines, processes, generates, stores, recycles, transports, disposes of, or releases into the environment any "hazardous substance" as that term is defined under Section 101(14) of the federal Comprehensive Environmental Response, Compensation, and Liability Act, as amended from time to time ("CERCLA") or any hazardous or toxic substances as those terms are defined by the provisions of any state or local environmental statute or regulation, except to the extent the Marlton Parties do so in material compliance with all applicable Environmental Laws. Marlton has not received: (A) written notice from any governmental agency that it is a potentially responsible party in any proceeding under CERCLA or any similar state or local environmental statute or regulation, or (B) any written notice of violation, citation, complaint, request for information, order, directive, compliance schedule, notice of claim, proceeding or litigation from any party concerning such Marlton Party's compliance with any Environmental Law which is presently outstanding or unresolved, except for any notice or other communication relating to any such non-compliance or proceeding that could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         Section 2.27 Licenses, Permits, etc. Marlton is in possession of and operating in all material respects in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business now conducted, and to the Marlton Parties' Knowledge, all of them are valid and in full force and effect, except to the extent the failure to possess or be in compliance with any of the foregoing, or for any of the foregoing not to be valid and in full force and effect, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         Section 2.28 Labor Matters. There are no existing, or to the Marlton Parties' Knowledge threatened strikes, slowdowns, picketing or work stoppages by any employees against Marlton, any lockouts by Marlton of any of its employees or any other occurrence, event or condition of a similar character affecting or which may affect Marlton that could reasonably be expected to have a Material Adverse Effect.

         Section 2.29 Outstanding Judgments or Orders. Marlton has satisfied all judgments against it that could reasonably be expected to have a Material Adverse Effect and there is no default with respect to any judgment, writ, injunction, decree, material rule or regulation of any court, arbitrator or commission, board bureau, agency or instrumentality, domestic or foreign that could reasonably be expected to have a Material Adverse Effect.

         Section 2.30 No Defaults on Other Agreements. Marlton is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, except for any such default that could not reasonably be expected to have a Material Adverse Effect.

         Section 2.31 SEC Filings; Financial Statements. (a) Each Marlton Party has made all filings required to be filed by it under the Securities Act or the Exchange Act since January 31, 1997 through the date of this Agreement (collectively, the " SEC Reports"). The SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be. None of the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No security of any Subsidiary is required to be registered pursuant to Section 12(b) or 12(g) of the Exchange Act (except for those of the Surviving Corporation which shall be registered prior to the Reincorporation).


                                   ARTICLE III

           REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE INVESTORS

         As an inducement to the Marlton Parties to enter into this Agreement and to consummate the transactions contemplated hereby, each Investor hereby severally represents and warrants to, and agrees with, the Marlton Parties as follows:


         Section 3.1 Authority. Such Investor has full legal right, power, capacity and authority to execute and deliver this Agreement and all of the other agreements and instruments contemplated hereby, to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

         Section 3.2 No Violation. The execution and delivery of this Agreement, the performance of the obligations hereunder and the consummation by such Investor of the transactions contemplated by this Agreement will not: (i) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against such Investor; (ii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract which is applicable to, binding upon or enforceable against such Investor; (iii) result in, or require the creation or imposition of, any lien upon or with respect to any of the property or assets of such Investor; or (iv) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other Person.

         Section 3.3 No Finder. Neither such Investor nor any party acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

         Section 3.4 Securities Law Matters. (a) Such Investor acknowledges that it is making an investment by way of a private placement in the Surviving Corporation based upon negotiations between it and representatives of the Marlton Parties. Such Investor has received, read and is familiar with information relating to the Marlton Parties which has been provided to such Investor or which is available in the Marlton Parties' filings with the SEC. Apart from information provided by the Marlton Parties or which is available in the Marlton Parties' filing with the SEC, such Investor has not relied on any other statements made to such Investor by any other Person for purposes of entering into this Agreement. Furthermore, such Investor has been given an opportunity to consult professional advisors regarding this investment.

                  (b) Such Investor has been provided with all materials and information requested by either it, its counsel, or others representing the Investors, including any information requested to verify information furnished, and there has been direct communication between such Investor and its representatives and advisors on the one hand, and the Marlton Parties and its representatives and advisors on the other, in connection with the information provided to such Investor or otherwise available to such Investor and its advisors who have also had the opportunity to ask questions of, and receive answers from the Marlton Parties and its directors, officers, and representatives concerning the terms and conditions of this issuance.

                  (c) Such Investor is acquiring its Shares and Warrants for its own account and for investment purposes only and has no present intention, agreement or arrangement for the distribution, transfer, assignment, resale or subdivision thereof.

                  (d) Such Investor is an "accredited investor," as such term is defined in Rule 501 promulgated under the Securities Act.

                  (e) Such Investor, either alone or with such Investor's advisers, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment to be made hereunder and he understands that an investment in the Surviving Corporation involves a high degree of risk, and such Investor is able to bear the entire economic risk of such investment.

                  (f) Such investor is familiar with and understands the terms and risks of an investment in the Surviving Corporation, including the substantial restrictions on transferability.

                  (g) Such investor understands that (i) none of the Shares which are being purchased pursuant to this Agreement or the Warrant Shares have been registered under the Securities Act by reason of a specific exemption therefrom, and such Shares and Warrant Shares may not be transferred or resold except pursuant to an effective registration statement or exemption from registration, and (ii) each certificate representing the Shares or Warrant Shares will be endorsed with the following legends:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  (h) None of the information supplied in writing by either Investor specifically for inclusion in the Proxy Statement (as defined in Section 4.3 hereof) including all amendments and supplements thereto, shall, at the date thereof and at the date of the meeting of the Company's stockholders to vote on the matters covered thereby, contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

                  (i) Such Investor further understands and agrees that the Shares, the Warrants and the Warrant Shares issued hereunder may not be offered, sold, transferred, pledged or hypothecated to any persons in the absence of registration under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Surviving Corporation that such registration is not required.


                                   ARTICLE IV

                                    COVENANTS


         Section 4.1 Further Assurances; Additional Agreements. At any time and from time to time hereafter, each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

         Section 4.2 Other Subscription Agreement. Prior to or at the Closing, the Marlton Parties shall enter into a subscription agreement (the "Other Subscription Agreement") in the form of Exhibit 4.2 hereto with Ginsburg and Goldberg.

         Section 4.3 Proxy Statement, Shareholder Approval and Merger. (a) With reasonable and practicable promptness after the execution of this Agreement, and after receiving from the Investors all information reasonably required by the Marlton Parties, the Company shall prepare and file with the SEC a proxy statement relating to the meeting of the Company's stockholders at which approval will be sought for the Reincorporation and the transactions (such transactions, excluding the Reincorporation, the "Subject Transactions") contemplated by the Transaction Documents to the extent required by the Securities Act, the Exchange Act and the American Stock Exchange (together with any amendments thereof or supplements thereto, the "Proxy Statement"). The Marlton Parties shall provide copies of the Proxy Statement to the Investors prior to filing with the SEC and the Marlton Parties will consider the Investor's requests to modify the Proxy Statement. The Proxy Statement will include the independent committee (the "Independent Committee") of the Company's Board of Directors' recommendation that the Company's stockholders approve the Reincorporation and the Subject Transactions. As promptly as practicable thereafter and subject to receiving all requisite approvals from all Governmental Entities, the Company will mail the Proxy Statement to its stockholders.

                  (b) The information regarding Marlton in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company, (ii) the time of the Company's Stockholders' Meeting (as hereinafter defined), and (iii) the Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Closing any event or circumstance relating to Marlton should be discovered by Marlton which should be set forth in an amendment or a supplement to the Proxy Statement, the Marlton Parties shall promptly inform the Investors. All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated hereby will comply as to form and substance in all material aspects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

                  (c) The Marlton Parties will make all filings (collectively the "Future SEC Reports") with the SEC that they are required to make between the date of this Agreement and the Closing Date under the Exchange Act. Each of the Future SEC Reports will comply with the requirements of the Exchange Act in all material respects.

                  (d) The Company shall call and hold a meeting of its stockholders (the "Stockholders' Meetings") within 30 Business Days following the date when the SEC authorizes Company to distribute definitive proxy materials promptly for the purpose of voting upon the approval of the Reincorporation and the Subject Transactions. The Marlton Parties shall use commercially reasonable efforts to solicit from the Company's stockholders proxies in favor of the approval of the Reincorporation and the Subject Transactions.

                  (e) If the Reincorporation is not approved by the stockholders at the Stockholders' Meeting, the Reincorporation will not occur, and instead the following changes to the transactions contemplated by the Transaction Documents will be effectuated:

                  (1) Each Share will henceforth be one share of Company Common
                      Stock so that the Shares will be issued by the Company and the Investors will pay the subscription price to the Company;
                  (2) Each Warrant will be issued by the Company for shares of
                      Company Common Stock;
                  (3) The number of directors will be increased to seven, two directors will resign as directors of the Company and the Company will appoint four directors to be designated by the Investors;
                  (4) The Company will assume the obligations to register the
                      Shares and the Warrant Shares (i.e. the Registration Rights Agreement will be amended to make the Company into the "Company" as such term is used therein);
                  (5) The Company will assume all of the obligations of the
                      Surviving Corporation;
                  (6) The representations and warranties and the covenants will be deemed to reflect the above changes;
                  (7) The Parties will make such other changes as they deem
                      appropriate to most closely effectuate the intent of the parties hereunder;
                  (8) The Company will amend its bylaws to reflect a division of responsibility between its Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer similar to those in the by-laws set forth in Exhibit A-2; and
                  (9) Analogous changes will be made with respect to the Other
                      Subscription Agreement.

         Section 4.4 Transfer of Shares to Comply with Securities Act; Registration Rights. The Shares may not be sold or otherwise disposed of except as follows: (1) to a Person who, in the opinion of counsel reasonably acceptable to the Surviving Corporation, is a Person to whom the Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto, and against receipt of an agreement of such Person to comply with the obligations of the Company pursuant to this Agreement with respect to the Shares, which agreement shall be reasonably satisfactory in form and substance to the Surviving Corporation; or
(2) to any Person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition or (3) a sale pursuant to Rule 144 under the Securities Act.

         Section 4.5 The Listing. The Marlton Parties shall cause the Shares to be listed on the American Stock Exchange prior to the Closing or as soon thereafter as is commercially reasonable.

         Section 4.6 Conduct of Business by the Marlton Parties Pending the Closing. The Marlton Parties agree that, between the date of this Agreement and the earlier of the Closing or the date this Agreement is terminated under
Section 8.2 hereof except as contemplated by any other provision of this Agreement, unless the Investors shall otherwise agree in writing, the business of Marlton shall be conducted only in, and the Marlton Parties and the Subsidiaries (not including those set forth in Section 2.1(d) of the Disclosure Schedule) shall not take any action except in, the ordinary course of business consistent with past practice. By way of amplification and not limitation, except as set forth in Section 4.6 of the Disclosure Schedule or as contemplated by any other provision of this Agreement, the Board of Directors of the Marlton Parties shall not (unless required by applicable Laws or stock exchange regulations) cause or permit Marlton, or any of its officers, directors, employees and agents acting on behalf of Marlton, to, between the date of this Agreement and the Closing or the date this Agreement is terminated under Section
8.2 hereof, directly or indirectly, do, or agree to do, any of the following without the prior written consent of the Investors, which consent shall not be unreasonably withheld or delayed:

                  (a) amend or otherwise change its certificate or articles of incorporation or by-laws or equivalent organizational documents;

                  (b) issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, (i) any shares of capital stock of Marlton of any class, or securities convertible or exchangeable or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of Marlton (other than the issuance of shares issued upon the exercise of options set forth in Schedule 4.6) or (ii) any property or assets of Marlton, except in the ordinary course of business and in a manner consistent with past practice;

                  (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                  (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

                  (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization, person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice for consideration that are not, in the aggregate, in excess of $25,000; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person for borrowed money, except for indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice or incurred to refinance outstanding indebtedness for borrowed money existing on the date of this Agreement; (iii) terminate, cancel or request any material change in, or agree to any material change in any material contract or enter into any contract or agreement material to the business, results of operations or financial condition of Marlton taken as a whole, in either case other than in the ordinary course of business, consistent with past practice; (iv) make or authorize any capital expenditure, other than capital expenditures that are not, in the aggregate, in excess of $25,000 for Marlton taken as a whole; or (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 4.6(e);

                  (f) increase the compensation payable or to become payable to its officers except in the ordinary course of business at times and in amounts consistent with past practice, or grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director or officer of Marlton, or establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement or arrangement for the benefit of any director or officer, except to the extent required by applicable Law or the terms of any Benefit Plan currently in effect;

                  (g) take any action with respect to accounting policies or procedures, other than actions in the ordinary course of business and consistent with past practice;

                  (h) waive, release, assign, settle or compromise any material claims or litigation;

                  (i) enter into or amend any material agreement with, or make any loan or advance to any officers or directors of Marlton;


                  (j) authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

         Section 4.7 Contractual Consents. Prior to or at the Closing, each of the Marlton Parties shall use commercially reasonable efforts to obtain all consents required in connection with the Reincorporation and the transactions contemplated hereby. The Marlton Parties shall use commercially reasonable efforts to obtain (i) a written consent of First Union National Bank ("First Union"), as agent under the Amended and Restated Revolving Credit and Security Agreement (as amended, the"Credit Agreement") dated as of January 31, 2000 in form and substance reasonably satisfactory to the Investors in which First Union consents to the Reincorporation and the transactions contemplated by the Transaction Documents and (ii) a written acknowledgement of 2828 Partnership L.P. ("2828") in form and substance reasonably satisfactory to the Investors in which 2828 acknowledges that consummation of the Reincorporation will not constitute a Change of Control of the Company, as such term is defined in
Section 7.A (iv) of the Lease Agreement (the "Lease") dated as of May 17, 1999, as amended, by and between the Company and 2828 (such consent and such acknowledgement, the "Specified Consents")

         Section 4.8 Employment Matters. At the Closing, the Marlton Parties shall execute and deliver the Employment Agreements with the Investors, and an additional employment agreement (the "Additional Employment Agreement") in the form of Exhibit 4.8(a) with Ginsburg.

         Section 4.9 Appropriate Action; Consents; Filings. (a) The Marlton Parties shall use commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, (ii) obtain from any Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Marlton in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, including, without limitation, the Reincorporation, and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Reincorporation required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities Laws and (B) any other applicable Law; provided that the Investors and the Marlton Parties shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith. The Marlton Parties and the Investors shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement.

                  (b) From the date of this Agreement until the earlier of the Closing or the date this Agreement is terminated under Section 8.2 hereof, the Marlton Parties shall promptly notify the Investors in writing of any pending or, to the Marlton Parties' Knowledge, threatened action, proceeding or investigation by any Governmental Entity or any other Person (i) challenging or seeking damages in connection with the Reincorporation and the transactions contemplated by the Transaction Documents, or (ii) seeking to restrain or prohibit the consummation of the Reincorporation and the transactions contemplated by the Transaction Documents or otherwise limit the right of the Investors, or (iii) asserting or to the best knowledge of the Marlton Parties threatening to assert dissenter's rights under the Business Corporation Law of Pennsylvania or the Business Corporation Act of New Jersey, as applicable .

         Section 4.10 Confidentiality. Each Investor will maintain in confidence, and cause its agents and advisors to maintain in confidence, and not use for its own benefit or to the detriment of Marlton any written, oral or other information obtained from Marlton in connection with this Agreement or the transactions contemplated hereby unless (i) such information is known to others not bound by a duty of confidentiality, (ii) such information becomes publicly available through no fault of either Investor, (iii) such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, or (iv) the furnishing or use of such information is required by applicable law or any proceeding. In the event that an Investor is at any time requested or required (by oral questions, interrogatories, request for information or documents, subpoena or other similar process) to disclose any information supplied to it in connection with this transaction, such Investor agrees to provide the Company prompt notice of such request so that an appropriate protective order may be sought. If the transactions contemplated by this Agreement are not consummated, the Investors will return or destroy all information obtained from the Company and will certify to the Company as to their compliance with this provision.


         Section 4.11 Fairness Opinion. The Company will use commercially reasonable efforts to obtain an opinion (the "Fairness Opinion") of a reputable investment banker (with the Parties agreeing that Gruntal & Co. is such an investment banker) to the effect that the consideration to be paid for the Shares and the Warrants is fair from a financial point of view to the shareholders of the Company (except for standard qualifications ).

         Section 4.12 Update Disclosure Schedule. The Disclosure Schedule may be supplemented by the Marlton Parties with respect to events occurring following the date hereof, in which case the Investors shall be entitled to terminate the Agreement at any time prior to the Closing if the adverse effect to the Company of breaches of representations and warranties of the Marlton Parties contained in this Agreement and the matters disclosed in the supplement would equal $200,000 or more in the aggregate, but if the Investors do not so terminate the Agreement the Investors shall not be entitled to indemnification with respect to losses on account of such matters disclosed in such supplements.

         Section 4.13. Appointment of the new board of directors to the Surviving Corporation. The Surviving Corporation agrees that if the Reincorporation is approved by the Company's stockholders at the Company's Stockholders' Meeting, the sole director of the Surviving Corporation will immediately (and prior to the filing of the Certificate of Merger) (i) increase the size of the Surviving Corporation's board of directors to seven directors,
(ii) appoint the Investors, Ginsburg, Goldberg, Richard Vague, A.J. Agarwal and Fred Cohen to the Surviving Corporation's board of directors and (iii) resign. The Investors agree to accept such appointment and to use their best efforts to get Richard Vague and A.J. Agarwal to accept such appointment.

                                    ARTICLE V

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES, INDEMNIFICATION


         Section 5.1 Survival of Representations and Warranties. Any investigation or examination by either the Investors, on the one hand, or the Marlton Parties on the other hand, of the business, or properties or affairs of the other or others shall not affect the representations and warranties of such persons or entities set forth herein (except as set forth in Section 5.6). The representations and warranties herein made by the parties shall survive the Closing Date for one year following the Closing Date except for the representations and warranties made by the parties in Sections 2.2 and 2.26 and
Section 3.4 which shall survive the Closing Date for six years following the Closing Date (the "Survival Period").

         Section 5.2 Indemnification by the Marlton Parties. Subject to Section 5.6, the Marlton Parties agree jointly and severally to indemnify and hold the Investors harmless from and against (A) all liability, loss, judgments, demands, claims, actions, assessments, penalties, damages, cost or expense, including, without limitation, attorneys' fees, expenses and costs of litigation other than any liability, loss, judgment, demand, claim, action, assessment, penalty, damage, cost or expense of less than $2,000, including the losses that would have been realized by a buyer acquiring all of the Marlton Parties' assets and assuming all of its liabilities pursuant to an agreement containing the same representations and warranties of the Marlton Parties as those contained herein (e.g. the differences between the financial statements if the representation had been accurate and the financial statements as a result of the inaccuracy) multiplied by (B) the Ownership Interest ("Losses"), the Investors and/or any such person may sustain by reason of either of the following:

                  (a) The inaccuracy of any representation or warranty of the Marlton Parties herein set forth, in the Disclosure Schedules (or any supplement thereto) or in any certificate required to be delivered by the Marlton Parties to the Investors in accordance with the terms hereof (provided, however, that for purposes of this Section the representations and warranties will be deemed to exclude all "materiality" qualifiers however designated (e.g., excluding "material," "materially" and like terms, and "which are material," "which are immaterial" or "which are not material" and like phrases), and "Material Adverse Effect" will be deemed to mean "adverse effect"); and

                  (b) The breach of any of the agreements or covenants of the Marlton Parties contained in this Agreement.

         Notwithstanding the foregoing, the amount of any Losses shall be reduced (i) to the extent any such Loss is covered by third party insurance (less any applicable deductible amount) carried by the Marlton Parties or either of them, and (ii) to give effect to the tax effect (other than timing differences) to the Marlton Parties or either of them and their respective successors and affiliates of any such damage, claim, deficiency, loss, liability, obligation or reasonable expense.


         Section 5.3 Indemnification by the Investors. Each Investor severally agrees to indemnify and hold the Marlton Parties harmless from and against all Losses which the Marlton Parties sustain by reason of any of the following:

                  (a) The inaccuracy of any representation or warranty of such Investor herein set forth or in any certificate required to be delivered by such Investor to the Marlton Parties in accordance with the terms hereof; and

                  (b) The breach of any of the agreements or covenants of such Investor contained in this Agreement.


         Section 5.4 Recovery by the Investors. In the case of any recovery by the Investors from the Marlton Parties following the Closing Date the Investors shall be paid, at the option of the Marlton Parties, in cash or in Additional Shares and Replacement Warrants. Additional Shares means that number of additional shares of Common Stock (the "Additional Shares") purchasable at $.50 per share for the amount to which the Investors are entitled pursuant to this
Article V. Replacement Warrants mean warrants that will replace the Warrants (which will be cancelled) and which will entitle the holder to purchase the number of shares of Common Stock equal to the number of Shares plus the number of Additional Shares, and each such Replacement Warrant shall have an exercise price of $.50 but otherwise be identical to the Warrants; to the extent any Warrants have been exercised prior to the cancellation of Warrants, appropriate adjustment shall be made to the number of Replacement Warrants issued and additional shares of Common Stock will be issued to the holders of the Warrant Shares as if the Warrants had been exercised following their replacement with Replacement Warrants and the holder had exercised such number of Replacement Warrants as would be exercisable with the exercise price actually paid when such Warrants had been exercised.

         Section 5.5 Certain Other Indemnity Matters. From and after the Closing the sole and exclusive remedies of the parties hereto with respect to any and all claims relating to the inaccuracy of any representation or warranty, and breaches of the agreements and covenants, contained in this Agreement shall be pursuant to the indemnification provisions set forth in this Article V, provided, however, that nothing herein shall restrict the remedies of the parties hereto with respect to any claims relating to the other Transaction Documents. In furtherance of the foregoing, the parties hereby agree, on their own behalf to waive, to the fullest extent permitted under applicable law, and agree not to assert in any action or proceeding of any kind, any and all rights, claims and causes of action they may now or hereafter have against the other parties relating to the inaccuracy of any representation or warranty, and breach of any agreement or covenant, other than claims for indemnification asserted as permitted by and in accordance with the provisions set forth in this Section 5.5 (including, without limitation, any such rights, claims or causes of action arising under or based upon common law or other legal requirements).

         Section 5.6 Limitations upon Indemnification. The Investors shall not be entitled to recover under Section 5.2 for Losses to the extent such Losses do not exceed (i) $200,000 plus (ii) the Additions (as defined below) in the aggregate and then only as to such excess and the Marlton Parties shall not be entitled to recover under Section 5.3 for Losses to the extent such Losses do not exceed $200,000 in the aggregate and then only as to such excess. Neither Investor may bring a claim for indemnification based on the breach of a particular representation or warranty if, at the time hereof, either Investor had actual knowledge of the breach of such representation or warranty, provided, however, that nothing herein shall reduce the parties' rights to terminate the Agreement. In addition, neither Investor may bring a claim for indemnification based on the breach of a particular representation or warranty with respect to matters disclosed following the date hereof with respect to events occurring following the date hereof if either Investor had actual knowledge of such breach at the Closing Time, provided, however, that nothing herein shall reduce the parties' rights to terminate the Agreement. Neither Marlton Party may bring a claim for indemnification based on the breach of a particular representation or warranty if, at the time hereof, an officer of a Marlton Party had knowledge of the breach of such representation or warranty, provided, however, that nothing herein shall reduce the parties' rights to terminate the Agreement. The "Additions" are any assets of the Marlton Parties existing as of June 30, 2001 or relating to the operations of Marlton's business prior to June 30, 2001 that are not reflected in the June 30, 2001 consolidated balance sheet of the Company included in the Financial Statements (other than any asset of less than $2,000).


                                   ARTICLE VI

                                CLOSING DOCUMENTS

         Section 6.1 Documents to Be Delivered by the Marlton Parties. The Marlton Parties agree to deliver to the Investors on the Closing Date the following:

                  (a) Certificates as to Certain Documents. Certificates of the authorized executive officers of each Marlton Party dated the Closing Date with respect to (i) the By-laws of such Marlton Party, (ii) the resolutions authorizing the transactions contemplated by the Transaction Documents, and
(iii) the incumbency of certain officers of such Marlton Party and the specimen signatures of those officers of such Marlton Party executing documents.

                  (b) Certificates of Incorporation. Certificates or articles of incorporation, and all amendments thereto, of the Marlton Parties certified by the Secretary of State of New Jersey or Pennsylvania, as appropriate, as of a date not more than thirty (30) days prior to the Closing Date.

                  (c) Good Standing Certificates. Certificates of good standing for the Marlton Parties issued by the Secretary of State of Pennsylvania and the Secretary of State of New Jersey dated not more than thirty (30) days prior to the Closing Date.

                  (d) Counsel Opinion. An Opinion reasonably satisfactory to the Investors of New Jersey and Pennsylvania counsel for the Marlton Parties reasonably satisfactory to the Investors addressed to the Investors, dated the Closing Date.

                  (e) Registration Rights Agreement. The Registration Rights Agreement in the form set forth in Exhibit 2.2 executed by the Marlton Parties.

                  (f) Consent to Issuance. The Specified Consents and all other consents of third parties which are necessary, in the reasonable opinion of the Investors, to (i) effectively issue the Shares and Warrants in the manner provided for herein, and (ii) cause agreements and leases not to be canceled or modified in form and substance reasonably satisfactory to said Investors' counsel unless waived in writing by the Investors.

                  (g) Warrants. The Warrants executed by the Marlton Parties.

                  (h) Bring Down Certificates. Certificates of the authorized executive officers of each Marlton Party dated the Closing Date to the effect that (i) each of the representations and warranties of the Marlton Parties contained in this Agreement (subject to updates to the Disclosure Schedule with respect to events occurring following the date hereof) is true and correct in all material respects as of the Closing Time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date, and (ii) the Marlton Parties have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

                  (i) Share Certificates. Certificates representing the Shares.

                  (j) Employment Agreements. The Employment Agreements executed by the Marlton Parties.

                  (k) Other Documents. Such other documents and showings as shall reasonably be required by the Investors and their counsel.

         Section 6.2 Documents to Be Delivered by the Investors. The Investors agree to deliver to the Marlton Parties on the Closing Date the following:

                  (a) Subscription Price. $2,000,000.00 in cash.

                  (b) Counsel's Opinion. An opinion reasonably satisfactory to the Marlton Parties of counsel for the Investors reasonably satisfactory to the Marlton Parties (provided that Robinson Brog Leinwand, Greene, Genovese & Gluck shall be satisfactory to the Marlton Parties) addressed to the Marlton Parties dated the Closing Date.

                  (c) Registration Rights Agreement. The Registration Rights Agreement executed by the Investors.

                  (d) Warrants. The Warrants executed by the Investors.

                  (e) Bring Down Certificates. Certificates of each Investor dated the Closing Date to the effect that (i) each of the representations and warranties of such Investor contained in this Agreement is true and correct in all material respects as of the Closing Date, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date, and (ii) such Investor has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by him on or prior to the Closing Date.

                  (f) Employment Agreements. The Employment Agreements executed by the Investors.

                  (g) Other Documents. Such other documents and showings as shall reasonably be required by the Marlton Parties and their counsel.

                                   ARTICLE VII
                             CONDITIONS TO CLOSING.


         Section 7.1 Conditions to the Obligations of All Parties. The respective obligations of each party to effect this Agreement and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which, except as otherwise stated herein, may be waived, in whole or in part, to the extent permitted by applicable law:

                  (a) No governmental entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits the transactions contemplated in this Agreement.

                  (b) None of the Transaction Documents shall have been modified or terminated or challenged in court.

                  (c) The Subject Transactions shall have been approved by the stockholders of the Company, which condition cannot be waived.

         Section 7.2 Conditions to the Obligations of the Marlton Parties. The obligations of the Marlton Parties to effect the transactions contemplated by the Transaction Documents are also subject to the following conditions:

                  (a) Each of the representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects as of the Closing, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. The Investors shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing.

                  (b) The receipt by the Marlton Parties of the Fairness
Opinion.

                  (c) The execution by the Investors of the stockholder agreement in the form of Exhibit 7.2(c) (the "Stockholder Agreement").

         Section 7.3 Conditions to the Obligations of the Investors. The obligations of the Investors to effect the transaction contemplated by the Transaction Documents are also subject to the following conditions:

                  (a) Each of the representations and warranties of the Marlton Parties contained in this Agreement (subject to updates to the Disclosure Schedule with respect to events occurring following the date hereof) shall be true and correct in all material respects as of the Closing, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. Each of the Marlton Parties shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

                  (b) At or prior to the Closing, all filings necessary under federal and state securities laws to permit the issuance and delivery of the Shares and Warrants in connection with the Agreement in compliance with such laws shall have been made, and any authorizations in connection therewith from all applicable securities regulatory authorities shall have been obtained.

                  (c) As of the Closing, there shall not have been a Material Adverse Effect with respect to the Marlton Parties.

                  (d) The consummation of the transactions contemplated by the Other Subscription Agreement.

                  (e) The execution by Ginsburg and the Surviving Corporation of the Stockholders Agreement.

                  (f) The delivery of all of the consents provided for in
Section 6.1(f) and Marlton being in compliance with all of the covenants contained in Sections 6.24, 6.25 and 6.26 of the Credit Agreement for its most recent fiscal quarter for which financial statements are available.


                                  ARTICLE VIII

                           TERMINATION; BREAK-UP FEES

         Section 8.1. No Solicitation of Transactions by the Marlton Parties.
(a) The Marlton Parties immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to a Competing Transaction (as defined below) from the date hereof until the earlier of (i) the Closing, or (ii) the termination of this Agreement in accordance with its terms (the "Period"). During the Period, the Marlton Parties shall not, directly or indirectly, and each will instruct its Subsidiaries, officers, directors, employees, agents, advisors and other representatives (including, without limitation, any investment banker, attorney and accountant retained by it) (collectively "Representatives"), not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information), or take any other action knowingly to facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or may reasonably be expected to lead to, any Competing Transaction, (ii) enter into or maintain or continue discussions or negotiate with any Person or entity in furtherance of such inquiries, (iii) agree to or endorse any Competing Transaction, or (iv) authorize or knowingly permit any Representative of such party or any of its Subsidiaries to take any such action. If any proposal or offer, or any inquiry or contact with any Person with respect thereto, regarding a Competing Transaction is made to any Marlton Party (any party which receives such a proposal, other inquiry or contact is hereafter referred to as the "Receiving Party"), such Receiving Party promptly shall notify the Investors.

                  (b) Notwithstanding anything to the contrary in Section 8.1(a) above, the Board of Directors of such Receiving Party may cause such Receiving Party to furnish information to, and may participate in discussions or negotiations with, any Person that, without any solicitation by or on behalf of such Receiving Party, has submitted a written proposal to such Board of Directors which constitutes a Superior Proposal (as hereafter defined, except that for purposes of this Section 8.1(b) a Superior Proposal shall not require a financing commitment), to the extent that the Board of Directors of such Receiving Party determines in good faith that the failure to do so would cause such Board of Directors to breach its fiduciary duties to the Receiving Party or its stockholders under applicable Laws if the Receiving Party has received advice to such effect from independent legal counsel (who may be such party's regularly engaged independent legal counsel). Notwithstanding anything to the contrary contained in this Agreement, any such furnishing of information and participation in such discussions or negotiations shall not constitute a breach of this Agreement by such party.

                  (c) A "Competing Transaction" means any of the following involving the Marlton Parties (other than the Reincorporation and the transactions contemplated by the Transaction Documents): (i) a merger, consolidation, share exchange, business combination or other similar transaction as a result of which the stockholders of such party immediately prior to such transaction will, after such transaction, own less than 50% of the voting stock of the combined, surviving or merged entity; (ii) any sale, lease, exchange, transfer or other disposition of 50% or more of the assets of such party and its subsidiaries, taken as a whole; (iii) a tender offer or exchange offer for, or any acquisition of, 50% or more of the outstanding voting securities of such party by a Person not affiliated with any party hereto; (iv) any issuance of securities of either Marlton Party or any subsidiary of a Marlton Party for more than $2,000,000; or (v) any incurence of debt of either Marlton Party or any subsidiary of a Marlton Party of more than $2,000,000.

                  (d) A "Superior Proposal" shall mean any proposal made by a third party for a Competing Transaction with either Marlton Party which the Board of Directors of such party reasonably determines in its good faith judgment (based on the advice of a financial advisor and independent counsel) to be more favorable to such party's stockholders than the transactions contemplated by the Transaction Documents and for which financing, to the extent required, is then committed, subject to standard terms and conditions at the time the applicable Marlton Party, exercises any right to terminate this Agreement provided for in this Agreement.


         Section 8.2. Termination. This Agreement may be terminated before the Closing Date:

                  (a) by mutual written consent of all of the parties hereto;

                  (b) by the Investors in the event of a material breach by the Marlton Parties of any provision of this Agreement, it being understood that with respect to breaches that are readily quantifiable in dollars, those breaches shall be material only if they equal $200,000 or more in the aggregate;

                  (c) by the Marlton Parties in the event of a material breach by either of the Investors of any provision of this Agreement, it being understood that with respect to breaches that are readily quantifiable in dollars, those breaches shall be material only if they equal $200,000 or more in the aggregate;

                  (d) by the Investors if any of the conditions set forth in
Section 7.1 or 7.3 shall not have been satisfied or waived, it being understood that the requirement of approval by the Company's Stockholders of the Subject Transactions cannot be waived;

                  (e) by the Marlton Parties if any of the conditions set forth in Section 7.1 or 7.2 shall not have been satisfied or waived, it being understood that the requirement of approval by the Company's Stockholders of the Subject Transactions cannot be waived;

                  (f) By the Investors,

                      (1) if the Independent Committee does not recommend to the Company's stockholders the approval of the Subject Transactions or withdraws, modifies or changes its recommendation of the Subject Transactions in a manner adverse to the Investors or shall have resolved to do so,

                      (2) if the Board of Directors of either Marlton Party shall have recommended to its stockholders a Competing Transaction or shall have resolved to do so,

                      (3) if a tender offer or exchange offer for 50% or more of the outstanding shares of capital stock of either Marlton Party is commenced, and the Board of Directors of such Marlton Party fails to recommend within ten Business Days against acceptance of such tender offer or exchange offer by its stockholders (for purposes of this Agreement, taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders shall be considered to be a failure to recommend against acceptance),

                      (4) if the Marlton Parties cannot obtain the Fairness Opinion within 20 Business Days of the date hereof; or

                      (5) if the Subject Transactions shall fail to receive the requisite vote for adoption at the Company's Stockholder Meeting;

                  (g) by the Marlton Parties, if


                      (A) the Independent Committee shall have withdrawn, modified or changed its recommendation of the adoption of the transactions contemplated by this Agreement in a manner adverse to the Investors following such Committee`s receipt of advice of independent legal counsel (who may be such Marlton Party's regularly engaged independent legal counsel) that failure to terminate this Agreement would cause the Independent Committee or the Board of Directors of such Marlton Party to breach its fiduciary duties to such Marlton Party or its stockholders under applicable Laws and (B) any Person (other than the Investors) shall have made a public announcement or communicated to such Marlton Party with respect to a Superior Proposal with respect to such Marlton Party and the Board of Directors of such Marlton Party fails to recommend within ten Business Days against acceptance of such Superior Proposal;


                  (h) if the Closing has not been consummated before December 31, 2001, by (i) the Investors so long as no willful breach of any representation, warranty or covenant by the Investors is a substantial cause of the failure of the Closing to be consummated by such date and (ii) the Marlton Parties so long as no willful breach of any representation, warranty or covenant by the Marlton Parties is a substantial cause of the failure of the Closing to be consummated by such date; or

                  (i) by the Marlton Parties in the event that the Marlton Parties can demonstrate in writing that if the Closing were to occur that it was certain the Investors would be entitled at such time to indemnification for specified Losses of more than $400,000, unless the Investors agree to waive such specified Losses (but no other Losses) to the extent they exceed $400,000.

         Section 8.3. Termination Fee and Expenses. (a) Subject to Section 8.4 hereof, the Marlton Parties agree jointly and severally to pay to the Investors (to be shared by the Investors in proportion to the amount of the Purchase Price each Investor is required to pay pursuant to Section 1(a) hereof) a termination fee (the "Termination Fee") in cash equal to the lesser of (i) the highest amount then allowed under the Laws of the State of Pennsylvania and (ii) $250,000 and shall reimburse the Investors for all of their Expenses up to an aggregate maximum of $75,000 in the following circumstances: (i) If the Marlton Parties terminate this Agreement pursuant to Section 8.2 (g) hereof, or (ii) if the Investors terminate this Agreement pursuant to Section 8.2 (f) (1), (2) or
(3) or (iii) if (A) the Subject Transactions shall fail to receive the required vote for adoption at the Company's Stockholders Meeting, (B) the Marlton Parties shall have held discussions regarding the details of a Competing Transaction with a third party (the "Third Party") prior to the Company's Stockholders' Meeting, (C) the Board of Directors of either Marlton Party shall approve a Competing Transaction with such Third Party or an affiliate thereof within six months of the Company's Stockholders Meeting and (D) such Competing Transaction is consummated (provided, however, if the Investors have previously been paid a Termination Fee or been reimbursed for their Expenses such prior payments or reimbursements shall be deducted from the amounts payable pursuant to this sentence).

                  (b) Subject to Section 8.4 hereof, the Marlton Parties agree jointly and severally to pay to the Investors (to be shared as provided in paragraph (a) above), a Termination Fee equal to the lesser of (i) the highest amount then allowed under the laws of the State of New Jersey and (ii) $100,000 in cash and shall reimburse the Investors for all of their Expenses up to an aggregate maximum of $75,000 if the Investors terminate this Agreement pursuant to Section 8.2(b), or 8.2(d) (other than because a condition set forth in Section 7.1 or 7.3(f) has not been satisfied or waived or the failure to deliver the opinion required by Section 6.1(d)) or if the Marlton Parties terminate this Agreement pursuant to Section 8.2(i). Subject to Section 8.4 hereof, the Marlton Parties agree jointly and severally to reimburse the Investors for all of their Expenses up to an aggregate maximum of $75,000 if the Investors terminate this Agreement pursuant to Sections 8.2(f)(4) or 8.2(f)(5) or if the Agreement is terminated pursuant to Section 8.2(d) or 8.2(e) because a condition set forth in
Section 7.1 or 7.3(f) has not been satisfied or waived or the failure to deliver the opinion required by Section 6.1(d).

                  (c) Subject to Section 8.4 hereof, the Investors agree jointly and severally to pay the Company a Termination Fee equal to the lesser of (i) the highest amount then allowed under the laws of the State of New Jersey and
(ii) $100,000 in cash and shall reimburse the Investors for all of their Expenses up to an aggregate maximum of $75,000 if the Marlton Parties terminate this Agreement pursuant to Section 8.2(c) or 8.2(e) (other than because a condition set forth in Section 7.1 has not been satisfied or waived).

                  (d) All payments required to be made pursuant to Section 8.3 above shall be made to the party entitled to receive the same not later than thirty Business Days after delivery to the party obligated to make such payment of notice of demand for payment

                  (e) In the event that a party hereto shall fail to pay any Expense or any Termination Fee when due, the amount of any such Expense or Termination Fee shall be increased to include the costs and expenses actually incurred by the party entitled to receive payment (including, without limitation, reasonable fees and expenses of counsel) in connection with the collection under and enforcement of this Section 8.3, together with interest on such unpaid Expenses and Termination Fee, commencing on the date that such Expenses and Termination Fee became due, at a rate equal to (i) the rate of interest publicly announced by Citibank, NA, from time to time, in the City of New York, as such bank's Prime Rate plus (ii) 2%.

         Section 8.4. Limitation on Section 8.3 Hereof. Notwithstanding anything to the contrary herein, no party to this Agreement shall be entitled to receive any portion of a Termination Fee or to be reimbursed for its Expenses to the extent such party has materially breached its obligations under this Agreement. In the event that one of the parties hereto is required to pay the Termination Fee and reimburse Expenses and only one of the other parties is entitled to receive such Termination Fee and to be reimbursed for such Expenses, then the full Termination Fee shall be paid to the party entitled to receive payment and only the Expenses of the party entitled to receive payment shall be reimbursed. Notwithstanding anything to the contrary herein, no party to this Agreement shall be required to pay more than one Termination Fee.

         Section 8.5. Difficulty of Calculating Actual Damages. The parties hereby acknowledge and agree that it would not be possible to calculate the magnitude of the Investors' damages in the event this Agreement were terminated in any of the circumstances referred to Section 8.3 hereof. Accordingly, in the event this Agreement were terminated in any of the circumstances referred to in such Section 8.3, they agree that the applicable Termination Fee and Expenses represent (a) a fair and reasonable measure of the value of the time expended by the management of the Marlton Parties or the Investors and the opportunities that the Marlton Parties or the Investors, as applicable, have foregone, the payment of which, in the case of the Marlton Parties, is consistent with any fiduciary duties owed to the shareholders of the party making such payment and
(b) the Marlton Parties and the Investors' sole and exclusive remedy arising from such termination of this Agreement and the circumstances giving rise to such termination.



                                   ARTICLE IX

                               GENERAL PROVISIONS


         Section 9.1 Arm's Length Negotiations. Each party expressly represents and warrants to the other parties that: (a) before executing this Agreement, the party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) the party has relied solely and completely upon its own judgment in executing this Agreement; (c) the party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) the party has acted voluntarily and of its own free will in executing this Agreement; (e) the party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

         Section 9.2 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to the parties hereto.

         Section 9.3 Expenses. Each party shall pay its own fees and expenses, including the costs of any attorneys or consultants engaged by it, incurred in connection with the negotiation, execution and delivery of this Agreement or any transaction contemplated by any Transaction Document.

         Section 9.4 Assignment, Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, successors and permitted assigns. No party may assign its rights or delegate its obligations under this Agreement without the prior written consent of each of the other parties hereto.

         Section 9.5 Section Headings. The Section headings herein have been inserted for convenience of reference only, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 9.6 Unenforceability; Severability. If any provision of this Agreement shall for any reason be held unenforceable, such provision to the extent enforceable shall be severed from this Agreement unless, as a result of such severance, the Agreement fails to reflect the basic intent of the parties. If the Agreement continues to reflect the basic intent of the parties, then the invalidity of such specific provision shall not affect the enforceability of any other provision herein, and the remaining provisions shall remain in full force and effect. If any covenant or restriction contained herein is determined by a court of law to be overly broad, thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that such court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein.

         Section 9.7 Recitals and Disclosure Schedules. The Recitals set forth above and the Disclosure Schedules are hereby incorporated in and made a part of this Agreement by this reference.

         Section 9.8 Waivers; Amendment. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are subject to Article V hereof; provided, however, that in addition to the rights and remedies provided by such Article V, the parties shall be entitled to equitable relief except for any claim or cause of action (including, without limitation, any tort claim) arising from or relating to this Agreement against any Affiliate (other than any signatory hereto as to its obligations hereunder) of any other party hereto, including, without limitation, any claim or cause of action based on any theory asserting shareholder liability of an entity or the "piercing of the corporate veil" of an entity.

         Section 9.9 Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

         If to the Marlton Parties:

                  Marlton Technologies, Inc.
                  2828 Charter Road
                  Philadelphia, PA 19154
                  Attention: Chairman of the Board


         with a copy to:
                  Robert Young, Jr., Esq.
                  McCausland, Keen & Buckman
                  Radnor Court, Suite 160
                  259 North Radnor-Chester Road
                  Radnor, Pennsylvania 19087-5240

                           If to the Investors:
                           Scott Tarte
                           833 Muirfield Rd.
                           Bryn Mawr, PA  19010

                           Jeffrey Harrow
                           670 Dodds Lane
                           Gladwyne, PA 19035

                           With a copy to:

                           Avron I. Brog, Esq.
                           Robinson Brog Leinwand
                                    Greene Genovese & Gluck P.C.
                           1345 Avenue of the Americas
                           New York, New York 10105

or to such other address as any party hereto to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (i) in the case of personal delivery, on the date of such delivery,
(ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (iii) in the case of telecopy transmission when received, and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

         Section 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (without regard to any conflict of laws principles) of the Commonwealth of Pennsylvania.

         Section 9.11 Arbitration. Any dispute arising out of or relating to this Agreement (including every controversy or claim arising out of or relating to indemnification for Losses pursuant to Article V of this Agreement which the indemnifying party and the indemnitee have not resolved) or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") as in effect from time to time, as modified by this Agreement, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be in Philadelphia, Pennsylvania. Notwithstanding anything to the contrary contained herein, the provisions of this Section 9.11 shall not apply with regard to any equitable remedies to which any party may be entitled hereunder. The Investors shall select one arbitrator, the Marlton Parties shall select one arbitrator and the two such selected arbitrators shall select a third arbitrator (who shall not be appointed by the parties) selected from the AAA.


         Section 9.12 Definitions. As used in this Agreement, the following terms have the meanings set forth below:

                  "Business Day". Any day other than a Saturday, Sunday or legal holiday on which banks are closed for business in the Commonwealth of Pennsylvania.

                  "Expenses". All out-of-pocket expenses (including, without limitation, all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement (and the related documents) and all other matters related to the closing of the transactions contemplated by the Transaction Documents.

                  "Exchange Act". The Securities Exchange Act of 1934, as amended.

                  "Governmental Entities". Any government or any court, arbitral tribunal, administrative agency or commission or other governmental or regulatory authority or agency, Federal, state, local, transnational or foreign.

                  "Law". All judgments, decrees, injunctions, orders, writs, rulings, laws, ordinances, statutes, rules, regulations, codes and other requirements of all Federal, state and local governmental, administrative and judicial bodies and authorities.

                  "Marlton Parties' Knowledge". The Marlton Parties' Knowledge or phrases of similar import shall refer to the actual knowledge of one of the following officers of the Company:
                  Robert Ginsburg, Alan Goldberg and Stephen Rolf.

                  "Material Adverse Effect." Material Adverse Effect and phrases of similar impact shall refer to a material adverse effect on the business, assets, results of operations or financial condition of the Company and its subsidiaries taken as a whole or the Surviving Corporation and its subsidiaries taken as a whole, as the context requires; Whenever a representation, warranty, covenant, agreement or condition involves a determination as to whether something has had or caused a Material Adverse Effect, the market price of the Company Common Stock and/or the Common Stock on the American Stock Exchange or other exchange on which the Company Common Stock and/or the Common Stock may be listed shall not constitute evidence that a Material Adverse Effect has or has not occurred. For purposes of Sections 6.1, 6.2, 7.2 and 7.3 the Parties agree that there is no intention of imposing one materiality standard or requirement (no matter how characterized) upon a second materiality standard or requirement anywhere in this Agreement and that if in any place a materiality standard or requirement is imposed upon another materiality standard or requirement, such additional standard or requirement will be ignored.

                  "Person". An individual, partnership, joint venture, corporation, trust, unincorporated organization, limited liability company, group and government or a department or agency thereof,

                  "SEC".  The United States Securities and Exchange Commission.

                  "Securities Act".  The Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


                                   MARLTON TECHNOLOGIES, INC

                                   By: /s/ Seymour Hernes
                                      ------------------------------------
                                          Name: Seymour Hernes
                                          Title: Vice Chairman of the Board


                                   MARLTON TECHNOLOGIES (PA), INC

                                   By: /s/ Seymour Hernes
                                      ------------------------------------
                                          Name: Seymour Hernes
                                          Title: Director

                                   SCOTT TARTE

                                   By: /s/ Scott Tarte
                                      ------------------------------------


                                   JEFFREY HARROW

                                   By: /s/ Jeffrey Harrow
                                      ------------------------------------

                                                                       ANNEX III

                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT (the "Agreement") dated as of August 23, 2001, is made and entered into by and among Marlton Technologies, Inc., a New Jersey corporation (the "Company"), and Marlton Technologies, Inc., a newly formed Pennsylvania corporation (the "Surviving Corporation" and together with the Company, the "Marlton Parties"), and Robert Ginsburg ("Ginsburg") and Alan Goldberg ("Goldberg") (collectively, the "Investors").

                                    RECITALS

         The Company proposes to reincorporate in Pennsylvania as a Pennsylvania corporation by merging with and into the Surviving Corporation, as a result of which each outstanding share of the Company's common stock, par value $0.10 per share (the "Company Common Stock") will be converted into one share of the Surviving Corporation's common stock, par value _____ per share (the "Common Stock") (the "Reincorporation").

         The Marlton Parties and Scott Tarte and Jeffrey Harrow (the "Purchasers") have entered into a subscription agreement (the "Other Agreement") regarding the purchase of shares (the "Shares") of the Marlton Parties' Common Stock and warrants (the "Warrants") in the form of Exhibit A thereto to purchase shares (the "Warrant Shares") of the Marlton Parties' Common Stock.

         Now, therefore, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                         ISSUANCE OF SHARES AND WARRANTS

         Upon the terms and subject to the conditions set forth in this Agreement, simultaneously with the closing of the Other Agreement (the "Closing Date" or the "Closing"), the Marlton Parties will issue, transfer and convey, and (i) Ginsburg will purchase 1,000,000 Shares and 1,000,000 Warrants in exchange for $500,000; and (ii) Goldberg will purchase 300,000 Shares and 300,000 Warrants in exchange for $150,000.

                                   ARTICLE II
                      CLOSING DOCUMENTS; CLOSING CONDITIONS

         Section 2.1 Documents to Be Delivered by the Marlton Parties. The Marlton Parties agree to deliver to the Investors on the Closing Date (i) the Registration Rights Agreement (as defined in the Other Agreement) executed by the Marlton Parties, (ii) the Warrants executed by the Marlton Parties, (iii) certificates representing the Shares, and (iv) such other documents and showings as shall reasonably be required by the Investors.

         Section 2.2 Documents to Be Delivered by the Investors. The Investors agree to deliver to the Marlton Parties on the Closing Date (i) the Purchase Price in cash, (ii) the Registration Rights Agreement executed by the Investors, and (iii) such other documents and showings as shall reasonably be required by the Marlton Parties and their counsel.

         Section 2.3 Conditions to the Obligations of All Parties. The respective obligations of each party to effect this Agreement and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of (i) the satisfaction of all of the covenants, additional agreements and conditions to the consummation of the transactions contemplated by the Other Agreement, and (ii) the consummation of the transactions contemplated by the Other Agreement, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law.

         Section 2.4 Termination. This Agreement may be terminated as to either or both Investors before the Closing Date (i) by mutual written consent of such Investor and the Company, or (ii) as provided in Section 8.2 of the Other Agreement, which is hereby incorporated by reference into this Agreement.

                                   ARTICLE III
           REPRESENTATIONS, WARRANTIES AND AGREEMENT OF THE INVESTORS

         Each of the Investors hereby severally represents and warrants to, and agrees with, the Marlton Parties as set forth in Article III of the Other Agreement, which is hereby incorporated by reference into this Agreement.

                                   ARTICLE IV
                               GENERAL PROVISIONS

         Article IX and [Article __ re if Reincorporaton not approved] from the Other Agreement are hereby incorporated by reference into this Agreement, provided that the address for each of the Investors for notices shall be 2828 Charter Road, Philadelphia, PA 19154, without copies sent to any other party.


MARLTON TECHNOLOGIES, INC                   MARLTON TECHNOLOGIES, INC


By:           /s/ Seymour Hernes            By:        /s/ Seymour Hernes
              ----------------------                -------------------------
Name:         Seymour Hernes                Name:      Seymour Hernes
Title         Vice Chairman                 Title:     Director

ROBERT GINSBURG                                     ALAN GOLDBERG


By:  /s/  Robert Ginsburg                           By:  /s/ Alan Goldberg
   ----------------------                           -------------------------

                                                                        ANNEX IV

                                                          Warrant to Purchase
WA-**                                                               ***
                                                          Shares of Common Stock


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ( THE "ACT"), AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 P.M. New York City time on the tenth anniversary of the date hereof.


                    SERIES A WARRANT TO PURCHASE COMMON STOCK
                                       OF
                       MARLTON TECHNOLOGIES (PA), INC.(1)


This is to certify that, FOR VALUE RECEIVED, [ ] or assigns, is entitled to purchase, subject to the provisions of this Series A Warrant to Purchase Common Stock (the "Warrant" or "Series A Warrant"), from [MARLTON TECHNOLOGIES (PA), INC.], a [Pennsylvania] corporation (the "Company"), at an exercise price of Fifty Cents ($0.50) per share, [ ] ([ ]) shares of Common Stock, without par value, of the Company (the "Common Stock") at any time during the period (the "Exercise Period") commencing as of the date hereof, and ending at 5:00 p.m. New York City time, on the tenth anniversary of the date hereof. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock also may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price for the purchase of a share of Common Stock pursuant to this Warrant in effect at any time and as adjusted from time to time is hereby referred to as the "Exercise Price". This Warrant is one of the Series A Warrants issued pursuant to the subscription agreement (the "Subscription Agreement") dated as of August [ ], 2001 to which the Company and the above-named holder are parties and a second subscription agreement executed concurrently with the Subscription Agreement (the "Second Subscription Agreement" and together with the Subscription Agreement, the "Subscription Agreements" pursuant to which an aggregate of up to 5,300,000 shares (subject to adjustment as provided herein) of Common Stock may be issued. References to all of the Warrants shall include all outstanding Series A Warrants to Purchase Common Stock of the Company originally issued pursuant to the Subscription Agreements, including Warrants held by transferees.


-------------------
(1) If Reincorporation does not occur, Warrants will be issued by the New Jersey Company and the Warrant will be revised accordingly.

         1. EXERCISE OF WARRANT. Except as otherwise provided for herein, this Warrant may be exercised in whole at any time, or in part from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto as Exhibit A duly executed and by paying in full, in lawful money of the United States, (a) in cash, certified check or bank draft payable to the order of the Company (b) with shares of Common Stock that have been held by the Holder for at least six months (or such other shares as the Company determines will not cause the Company to realize a financial accounting charge), (c) as provided in Section 9 of this Warrant or (d) in such other manner as may be determined by the Board in its absolute discretion, the Exercise Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Common Stock, and the issuance of the Common Stock. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price therefor at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Registered Holder (as defined) shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise provided, that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the Registered Holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2. VALID ISSUANCE. All shares of Common Stock issued upon the proper exercise of this Warrant in conformity with the terms hereof shall be validly issued, fully paid and non-assessable.

         3. RESERVATION OF COMMON STOCK; LISTING OF SHARES. The Company hereby agrees that: (a) at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant; and (b) in the event the shares of the Company's Common Stock are included on American Stock Exchange or another national securities exchange, it shall cause the Warrant Shares to be so listed.

         4. FRACTIONAL SHARES.

            (a) The Company shall not be required to issue fractional shares upon exercise of this Warrant. If upon exercise of this Warrant the Company would be required to issue a fractional number of shares, the Company shall, in lieu thereof, pay to the Registered Holder an amount in cash equal to such fraction multiplied by the current Market Price Per Share (as defined), as of the last business day prior to the date of exercise of this Warrant.

            (b) As used herein, the term "Market Price Per Share" on any date shall mean the average closing price per share of the Common Stock for the ten
(10) trading days immediately preceding such date. The closing price for each such day shall be the last sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case on the principal securities exchange (including any automated system of quotation) (an "Exchange") on which the Common Stock is listed or admitted for trading, or, if not so listed on an Exchange, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be the fair market value of the Company's Common Stock as determined in good faith by the Board of Directors of the Company.

         5. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Registered Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the Registered Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of
Section 10 of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto as Exhibit A duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Registered Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.


         6. RIGHTS OF THE HOLDER. The holder of this Warrant shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the holder of this Warrant are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         7. ANTIDILUTION ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE; OTHER RECLASSIFICATIONS, REORGANIZATIONS OR MERGERS.

            (a) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) split, subdivide or reclassify its outstanding Common Stock into a greater number of shares or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, then the number of Warrant Shares issuable upon exercise of this Warrant, and the Exercise Price per share in effect at the time of the record date for such dividend or distribution or at the effective date of such split, subdivision, combination or reclassification, shall be proportionately adjusted so that if this Warrant is exercised after such date, the Registered Holder shall be entitled to receive for the same aggregate purchase price, the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, such Holder would have owned after giving effect to such dividend or distribution, split, subdivision, combination or reclassification. Such adjustments shall be made successively whenever any event listed in this Section 7 shall occur. All price calculations under this Section 7 shall be made to the nearest whole cent and share adjustments to the nearest whole share.

            (b) If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event (collectively referred to as a "Transaction") shall be effected, then, as a condition of such Transaction, lawful and fair provision shall be made whereby the Registered Holder of this Warrant shall thereafter have the right by exercising this Warrant, to purchase (in lieu of purchasing the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant), the kind and amount of shares of stock, securities, or assets receivable upon such Transaction by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such Transaction. In such event, appropriate provision shall be made with respect to the rights and interests of the Registered Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Transaction unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such Transaction, or the corporation purchasing such assets, shall assume the obligations to deliver to the Registered Holder of this Warrant such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holder may be entitled to purchase.

         8. NOTICES OF CHANGE IN WARRANT. Upon every adjustment of the Exercise Price or the number of shares issuable on exercise of this Warrant, the Company shall give written notice thereof to the Registered Holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Section 7, then, in any such event, the Company shall give written notice to the Registered Holder of this Warrant of the record date for such dividend, distribution, split, reclassification or recombination, or the effective date of Transaction. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, split, reclassification or recombination, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon a Transaction. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

         9. CONVERSION.


            (a) In lieu of exercise of any portion of the Warrant as provided herein, and the payment of the exercise price therefor in the manner contemplated by Sections 1(a), 1(b), and 1(d) hereof, the Warrant (or any portion thereof) may, at the election of the Holder with the Conversion Form annexed hereto as Exhibit B duly executed, be converted into the nearest whole number of Warrant Shares determined pursuant to the following formula:

            Number of Warrant Shares = NWS multiplied by       (MVPS minus EP)
                                                               ---------------
                                                               (     MVPS    )

                where:

                NWS is the number of Warrants to be exercised;

                MVPS is the Market Value Per Share of Common Stock on the date of exercise, which shall be determined in the manner set forth in Section 4(b); and

                EP is the Exercise Price in effect on the business day next preceding the date of exercise.

            (b) Notwithstanding anything to the contrary herein, the conversion privilege afforded under this Section 9 may only be used if, at the date of exercise, the Market Value Per Share of Common Stock is greater than the Exercise Price then in effect.

         10. COMPLIANCE WITH THE SECURITIES ACT OF 1933.

            (a) This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:


                (i) the holder of the Warrant or the Warrant Shares has delivered to the Company an opinion of counsel, which opinion is reasonably acceptable to the Company, that the transfer is exempt from the registration requirement of the Act and the proposed transferee has delivered to the Company an agreement to comply with the obligations of the holder of this Warrant which agreement shall be reasonably satisfactory in form and substance to the Company; or

                (ii) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

            (b) Notwithstanding anything to the contrary herein, the Company shall not be obligated to deliver any securities issuable on exercise of this Warrant unless the issuance of such securities has been registered under the Act or, in the opinion of counsel to the Company, the issuance is exempt from the registration requirements of the Act and applicable state securities laws. This Warrant may not be exercised by, nor may any securities be issued to, any Registered Holder in any state in which such exercise would be unlawful.

         11. MISCELLANEOUS.

            (a) All communications provided for herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the Registered Holder of this Warrant, to the address shown on the books of the Company; and if to the Company, to Marlton Technologies, Inc., 2828 Charter Road, Philadelphia, PA 19154, Attention: President, or to such other address as the Company may advise the Registered Holder of this Warrant in writing. Notices shall be deemed given when mailed.

            (b) The provisions of this Warrant shall in all respects be constructed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of [Pennsylvania], without regard to such state's choice of law rules.

            (c) The Company shall maintain books ("Warrant Register") for the registration of original issuance and the registration of transfer of the Series A Warrants. Upon the initial issuance of the Warrants, the Company shall issue and register the Warrants in the names of the holders thereof.

            (d) Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the person in whose name this Warrant shall be registered upon the Warrant Register ("Registered Holder"), as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant certificate made by anyone other than the Company, for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary).


Dated: [           ]


                                               MARLTON TECHNOLOGIES, INC.


                                               By:____________________________
                                                  [Robert Ginsburg, President]

                                                                       Exhibit A

                                  PURCHASE FORM

                                                             Dated_______ , 20__

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____________ shares of Common Stock and hereby makes payment of _________ in payment of the actual exercise price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name____________________________________________
    (Please typewrite or print in block letters)

Signature_______________________________________


                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, hereby sells, assigns and transfer unto

Name____________________________________________
    (Please typewrite or print in block letters)

Address_________________________________________

Social Security or Employer Identification No.__________ the right to purchase Common Stock represented by this Warrant to the extent of _____shares as to which such right is exercisable (and the concomitant conversion rights pursuant to Section 9 with respect to such portion of the Warrants being transferred hereby) and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Dated:___________, 20__


Signature_________________________________


Signature Guaranteed

                                                                       Exhibit B

                                 CONVERSION FORM

                                                             Dated_______ , 20__

         The undersigned hereby irrevocably elects to convert the within Warrant to the extent of converting Warrants to purchase ___________________ shares of Common Stock

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________________
         (Please typewrite or print in block letters)

Signature____________________________________________

                                                                         ANNEX V

                            EMPLOYMENT AGREEMENT(1)

          This Agreement is made and entered into by and between MARLTON TECHNOLOGIES, INC., a [Pennsylvania] corporation(the "Company"), and JEFFREY HARROW (the "Employee") as of the [ ] day of [ ], 2001 (the "Effective Date").

                                   WITNESSETH:

          WHEREAS, the Company and the Employee desire to enter into this Agreement to set forth the terms and conditions of the Employee's employment by the Company, and the obligations of the parties upon termination of such employment,

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, it is hereby agreed by and between the parties as follows:

          1. Effective Date. This Agreement shall be effective on and as of the Effective Date.

          2. Employment Period.

          (a) The Company shall employ the Employee and the Employee shall be employed by the Company as the Chairman of the Board, of the Company for the period commencing on the Effective Date and ending on December 31, 2002 (the "Initial Term"), plus any renewal terms (the "Additional Terms") pursuant to Paragraph 3 below (collectively the Initial Term and the Additional Terms are referred to as the "Employment Period").

          (b) During the Employment Period, the Company and its Board of Directors agree to use their best efforts to cause Employee to be elected and re-elected to the Company's Board of Directors.

          3. Renewals. Unless sooner terminated in accordance with Paragraph 7, after the Initial Term the Employee shall continue to be employed by the Company for successive one year terms unless and until such time as either the Company or the Employee gives the other party written notice at least 90 days' prior to the expiration of the Initial Term or any Term of an intention to terminate this Agreement effective on the last day of such Initial Term or Additional Term.

          4. Performance of Duties. During his employment by the Company, the Employee shall devote his best efforts and substantially all of his business time to the business affairs of the Company and shall faithfully and efficiently perform such duties, consistent with the stature and responsibility of his position, as may be assigned to him from time to time by the Board of Directors. The Employee shall occupy offices at 2828 Charter Road, Philadelphia, PA 19154 and shall not be relocated without his consent, unless the offices of the Company are relocated.

-------------------
(1) The New Jersey corporation will replace the Pennsylvania corporation as a party, references to the reincorporation will be removed, and other appropriate changes will be made if the reincorporation does not occur.

          5. Compensation.

          (a) During his employment by the Company, the Employee shall receive
(i) an annual base, salary of $218,445.40, payable in accordance with Company's normal payroll practices, such salary to be reviewed annually by the Company's Board of Directors to consider future adjustments and (ii) an annual bonus determined and payable in accordance with Schedule A attached hereto (provided that no bonus will be payable with respect to the year ending December 31, 2001. The base salary and bonus provided to the Employee pursuant to this Section 5(a), including Schedule A, shall be no less than the base salary and bonus provided to Robert B. Ginsburg (other than the 2001 bonus) or Scott Tarte pursuant to their employment agreements dated the date hereof with the Company.

          (b) The Employee shall be entitled to participate in any health benefit plan, retirement, supplemental income or benefit plans which the Company in its sole discretion sponsors for its employees generally at the time the Employee is entitled to participate therein and shall be entitled to receive reimbursement for all reasonable documented business expenses which the Employee incurs in connection with the performance of his duties. The Company shall furnish appropriate office facilities for Employee's Company activities. The Company shall provide Employee with such life insurance as is obtainable for an annual Premium of no more than $6,000 and disability insurance as provided to other senior level executives of the Company.

          (c) Employee shall be entitled to 4 weeks per year of compensated vacation time, in addition to Company recognized holidays.

          6. Employee Agreements. The Employee agrees:

          (a) Except as otherwise required in the performance of his duties, not to remove from the premises of the Company at any time either during or after the term of his employment, any originals or copies of documents, reports, drawings, lists, notebooks, test data, devices and materials and the like pertaining to the business of the Company; and

          (b) Upon termination of his employment, immediately to deliver to the Company any and all originals or copies of documents, reports, drawings, lists, notebooks, test data, devices and materials and the like used by him, in his possession or under his control.

          7. Termination Payments.

          (a) Voluntary Termination and Termination for Cause. In the event the Employee voluntarily terminates his employment or the Company terminates the Employee's employment for Cause by written notice specifying the effective date of termination, the Employee's compensation and benefits hereunder shall cease as of the effective date of termination, to the extent permitted by law.

          The term "Cause" means the Employee's (i) gross negligence, (ii) willful misconduct, (iii) conviction of a felony, (iv) failure to devote substantially all of his business time to the business of the Company, or (v) repeated failure to perform those duties consistent with his position assigned to him by the Board of Directors of the Company, which in the case of subparagraphs (iv) or (v) has not been cured by the Employee within a reasonable time after receipt of written notice from the Company.

          (b) Termination by Death. If the Employee dies, his compensation hereunder shall accrue up to the date of his death, with any such accrued but unpaid amounts to be paid to his spouse or survivors in accordance with the terms and conditions of Paragraph 5.

          (c) Termination by Incapacity. If the Employee is incapacitated by accident, sickness or otherwise so as to render him, for any period totaling 180 or more days during any consecutive twelve month period, or in the reasonable opinion of the Company, is mentally or physically incapable of performing the services required of him under this Agreement, the Company may terminate his employment immediately following such 180 day period by giving him written notice specifying the effective date of termination. Prior to such termination under this subparagraph 7 (c), the Employee shall continue to receive his compensation under subparagraph 5 (a), provided such compensation shall be subject to reduction by any disability insurance payments received by the Employee for which the Company makes premium payments.

          (d) Obligations upon Termination. (i) If terminated as provided in subparagraph 7(a), (b) or (c), Employee's base salary pursuant to subparagraph 5(a) shall accrue up to the effective date of termination. Accrued base salary shall be payable in accordance with the Company's normal payroll practices. Bonus, if any, shall be calculated based on the actual full annual amounts multiplied by a fraction equal to the number of days in the calendar year of termination preceding the effective date of termination, divided by 365, and shall be paid in accordance with the terms of Paragraph 5.

          (ii) If Employee is terminated other than pursuant to subparagraphs 7(a), (b) or (c), all subparagraph 5 (a) compensation payable until the end of the Initial Term or Additional Term then in effect shall become immediately due and payable, and Employee shall be entitled to the economic benefit of all Company stock options as provided therein.

          8. Confidentiality; Restrictive Covenants.

          (a) During and after the Employment Period, the Employee will not (i) directly or indirectly induce any other employee of the Company to enter into or remain in the employ (whether as employee, director or consultant) of any person, firm or corporation or have a financial interest in any business or activity which is then or then intends to compete with the Company in the continental United States in the business of the Company (as such term is hereinafter defined), or (ii) divulge or appropriate to his own use or to the use of others any information or knowledge relating to the sales prospects, customer lists, formulae, costing, business methods, processes, techniques or research of the Company, or any financial data relating to its sales, profits, or costs or any of its customers or prospects, which are not known to the public or the industry at large or shall not have been previously divulged by the Company to such third party.

          (b) The Employee further agrees that upon termination of his employment for any reason other than termination by the Company (i) in violation of the provisions of this Agreement or (ii) pursuant to Paragraph 3, for a period of two years after the date of termination of employment, he will not, directly or indirectly, enter into or remain in the employ (whether as employee, director or consultant) of any person, firm or corporation or engage or have a financial interest in any business or activity which is then or then intends to compete with the Company in the continental United States for the sale of goods similar to or competitive with those sold by the Company, (the "business of the Company"). The term "business of the Company" shall include but not be limited to any venture or project commenced by the Company prior to the termination of the Employee's employment. If any court determines that the duration or geographical limit of any restriction contained in this Paragraph is unenforceable, it is the intention of the parties that the restrictive covenant set forth herein shall not thereby be terminated but shall be deemed amended to the extent required to render it valid and enforceable, such amendment to apply only with respect to the operation of this Paragraph in the jurisdiction of the court that has made the adjudication. The Company and the Employee agree the restrictive covenant set forth herein is necessary for the protection of the legitimate business interests of the Company. In the event of a violation of the Employee's covenant hereunder, the duration for which such violation is continuing shall be excluded from the calculation of the period during which the covenant set forth in this subparagraph 8 (b) shall apply.

          (c) The Employee acknowledges that he has unique knowledge and experience relating to the business of the Company which could be prejudicial and harmful to the operation of the Company's business if he violated the terms of this or any other provision of this Agreement. The Employee also acknowledges that (i) the business of the Company is national in nature and that it is therefore reasonable for the Employee's covenant contained in subparagraph 8 (b) to extend nationally and (ii) he is not and will not be deprived of his ability to earn a livelihood or otherwise be unduly burdened by the covenants set forth in this Paragraph 8. In the event of any actual or threatened breach of any of the covenants contained in this Agreement, the Company shall be entitled to an injunction restraining the breach thereof and may pursue any other available remedies for such actual or threatened breach, including the recovery of monetary damages. If, in any judicial proceeding, a court shall refuse to enforce any of the covenants contained in this Agreement, any such unenforceable covenant shall be deemed amended to the extent necessary to permit its enforcement to the extent practicable; otherwise, any such covenant shall be deemed eliminated from this Agreement for the purposes of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced.

          (d) The Employee agrees that to the extent he develops or originates or participates in the development or origination of any patents, trademarks, trade names, service marks, copyrights or patented devices or processes (or for which patent applications are pending) during the Employment Period which are used in or applicable to the business of the Company, the same shall remain the exclusive property of the Company regardless of any termination by the Company.

          (e) For purposes of this Paragraph 8, the term "Company" shall be deemed to include any and all majority and wholly owned subsidiaries of the Company and such subsidiaries.

          9. Amendment. This Agreement may be amended by written agreement of the parties without the consent of any other persons, and no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof, except as provided in Paragraphs 7(b) and

          10. Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, executors and legal representatives of the Employee and the permitted successors and assigns of the Company.

          11. Nonwaiver. The waiver by either party of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.

          12. Notices. Notice shall be sufficiently given if personally delivered or shall be deemed given (5) business days after such notice is deposited with proper postage in the United States mail, addressed to the respective parties as set forth below or at such other address as may hereafter be furnished:

          If to the Employee:                        If to the Company:

          Jeffrey Harrow                             Marlton Technologies, Inc.
          670 Dodds Lane                             2828 Charter Road
          Gladwyne, PA 19035                         Philadelphia, PA 19154
                                                     Attention: President

          13. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party and is binding on the parties hereto, their heirs, successors and assigns.

          14. Headings. The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define the scope or intent of any provision or part hereof.

          15. Governing Law. All controversies and disputes arising out of this Agreement shall be determined pursuant to the laws of the [Commonwealth of Pennsylvania], regardless of the laws that might be applied under the applicable principles of conflicts of laws thereof.

          16. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the employment of Employee by the Company and, supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties hereto. This Agreement may be modified only by a subsequent written document between the Employee and the Company.

          IN WITNESS WHEREOF, the Employee, and the Company have executed this Agreement as of the day and year first written above.



                                           MARLTON TECHNOLOGIES, INC.






                                           By:________________________________
                                              Robert B. Ginsburg
                                              President




                                           ___________________________________
                                           Jeffrey Harrow

                                   SCHEDULE A


For 2001 Employee will receive an annual employment bonus equal to:

         7% of pre-tax profit if EPS increases from prior year by 25.0% 6% of pre-tax profit if EPS increases from prior year by 20.0% 5% of pre-tax profit if EPS increases from prior year by 17.5% 4% of pre-tax profit if EPS increases from prior year by 15.0% 3% of pre-tax profit if EPS increases from prior year by 12.5% 2% of pre-tax profit if EPS increases from prior year by 10% 1% of pre-tax profit if EPS increases from prior year by 5.0%

EPS means Earnings per share. Non-recurring profits and/or expenses will not normally be included in bonus calculations unless such items effect cash. However, the Board may give consideration to special circumstances.

Bonuses thereafter will be pursuant to a new bonus plan for the Employee to be determined by the Company's compensation committee.

                                                                        ANNEX VI

                             EMPLOYMENT AGREEMENT(1)
                             -----------------------

          This Agreement is made and entered into by and between MARLTON TECHNOLOGIES, INC., a [Pennsylvania] corporation (the "Company"), and SCOTT TARTE (the "Employee") as of the [ ] day of [ ], 2001 (the "Effective Date").

                                   WITNESSETH:

          WHEREAS, the Company and the Employee desire to enter into this Agreement to set forth the terms and conditions of the Employee's employment by the Company, and the obligations of the parties upon termination of such employment,

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, it is hereby agreed by and between the parties as follows:

          1. Effective Date. This Agreement shall be effective on and as of the Effective Date.

          2.      Employment Period.

          (a) The Company shall employ the Employee and the Employee shall be employed by the Company as its Vice Chairman of the Board and as the Chief Executive Officer of each subsidiary of the Company for the period commencing on the Effective Date and ending on December 31, 2002 (the "Initial Term"), plus any renewal terms (the "Additional Terms") pursuant to Paragraph 3 below (collectively the Initial Term and the Additional Terms are referred to as the "Employment Period").

          (b) During the Employment Period, the Company and its Board of Directors agree to use their best efforts to cause Employee to be elected and re-elected to the Company's Board of Directors.

          3. Renewals. Unless sooner terminated in accordance with Paragraph 7, after the Initial Term the Employee shall continue to be employed by the Company for successive one year terms unless and until such time as either the Company or the Employee gives the other party written notice at least 90 days' prior to the expiration of the Initial Term or any Term of an intention to terminate this Agreement effective on the last day of such Initial Term or Additional Term.

          4. Performance of Duties. During his employment by the Company, the Employee shall devote his best efforts and substantially all of his business time to the business affairs of the Company and shall faithfully and efficiently perform such duties, consistent with the stature and responsibility of his position, as may be assigned to him from time to time by the Board of Directors. The Employee shall occupy offices at 2828 Charter Road, Philadelphia, PA 19154 and shall not be relocated without his consent, unless the offices of the Company are relocated.

----------------
(1) The New Jersey corporation will replace the Pennsylvania corporation as a party, references to the reincorporation will be removed, and other appropriate changes will be made if the reincorporation does not occur.

          5.      Compensation.

          (a) During his employment by the Company, the Employee shall receive an annual base, salary of $218,445.40 payable in accordance with Company's normal payroll practices, such salary to be reviewed annually by the Company's Board of Directors to consider future adjustments and (ii) an annual bonus determined and payable in accordance with Schedule A attached hereto (provided that no bonus will be payable with respect to the year ending December 31, 2001. The base salary and bonus provided to the Employee pursuant to this Section 5(a), including Schedule A, shall be no less than the base salary and bonus provided to Robert B. Ginsburg (other than the 2001 bonus) or Jeffrey Harrow pursuant to their employment agreements dated the date hereof with the Company.

          (b) The Employee shall be entitled to participate in any health benefit plan, retirement, supplemental income or benefit plans which the Company in its sole discretion sponsors for its employees generally at the time the Employee is entitled to participate therein and shall be entitled to receive reimbursement for all reasonable documented business expenses which the Employee incurs in connection with the performance of his duties. The Company shall furnish appropriate office facilities for Employee's Company activities. The Company shall provide Employee with such life insurance as is obtainable for an annual premium of no more than $6,000 and disability insurance as provided to other senior level executives of the Company.

          (c) Employee shall be entitled to 4 weeks per year of compensated vacation time, in addition to Company recognized holidays.

          6. Employee Agreements. The Employee agrees:

          (a) Except as otherwise required in the performance of his duties, not to remove from the premises of the Company at any time either during or after the term of his employment, any originals or copies of documents, reports, drawings, lists, notebooks, test data, devices and materials and the like pertaining to the business of the Company; and

          (b) Upon termination of his employment, immediately to deliver to the Company any and all originals or copies of documents, reports, drawings, lists, notebooks, test data, devices and materials and the like used by him, in his possession or under his control.

          7. Termination Payments.

          (a) Voluntary Termination and Termination for Cause. In the event the Employee voluntarily terminates his employment or the Company terminates the Employee's employment for Cause by written notice specifying the effective date of termination, the Employee's compensation and benefits hereunder shall cease as of the effective date of termination, to the extent permitted by law.

          The term "Cause" means the Employee's (i) gross negligence, (ii) willful misconduct, (iii) conviction of a felony, (iv) failure to devote substantially all of his business time to the business of the Company, or (v) repeated failure to perform those duties consistent with his position assigned to him by the Board of Directors of the Company, which in the case of subparagraphs (iv) or (v) has not been cured by the Employee within a reasonable time after receipt of written notice from the Company.

          (b) Termination by Death. If the Employee dies, his compensation hereunder shall accrue up to the date of his death, with any such accrued but unpaid amounts to be paid to his spouse or survivors in accordance with the terms and conditions of Paragraph 5.

          (c) Termination by Incapacity. If the Employee is incapacitated by accident, sickness or otherwise so as to render him, for any period totaling 180 or more days during any consecutive twelve month period, or in the reasonable opinion of the Company, is mentally or physically incapable of performing the services required of him under this Agreement, the Company may terminate his employment immediately following such 180 day period by giving him written notice specifying the effective date of termination. Prior to such termination under this subparagraph 7 (c), the Employee shall continue to receive his compensation under subparagraph 5 (a), provided such compensation shall be subject to reduction by any disability insurance payments received by the Employee for which the Company makes premium payments.

          (d) Obligations upon Termination. (i) If terminated as provided in subparagraph 7(a), (b) or (c), Employee's base salary pursuant to subparagraph 5(a) shall accrue up to the effective date of termination. Accrued base salary shall be payable in accordance with the Company's normal payroll practices. Bonus, if any, shall be calculated based on the actual full annual amounts multiplied by a fraction equal to the number of days in the calendar year of termination preceding the effective date of termination, divided by 365, and shall be paid in accordance with the terms of Paragraph 5.

          (ii) If Employee is terminated other than pursuant to subparagraphs 7(a), (b) or (c), all subparagraph 5 (a) compensation payable until the end of the Initial Term or Additional Term then in effect shall become immediately due and payable, and Employee shall be entitled to the economic benefit of all Company stock options as provided therein.

           8. Confidentiality; Restrictive Covenants.

          (a) During and after the Employment Period, the Employee will not (i) directly or indirectly induce any other employee of the Company to enter into or remain in the employ (whether as employee, director or consultant) of any person, firm or corporation or have a financial interest in any business or activity which is then or then intends to compete with the Company in the continental United States in the business of the Company (as such term is hereinafter defined), or (ii) divulge or appropriate to his own use or to the use of others any information or knowledge relating to the sales prospects, customer lists, formulae, costing, business methods, processes, techniques or research of the Company, or any financial data relating to its sales, profits, or costs or any of its customers or prospects, which are not known to the public or the industry at large or shall not have been previously divulged by the Company to such third party.

          (b) The Employee further agrees that upon termination of his employment for any reason other than termination by the Company (i) in violation of the provisions of this Agreement or (ii) pursuant to Paragraph 3, for a period of two years after the date of termination of employment, he will not, directly or indirectly, enter into or remain in the employ (whether as employee, director or consultant) of any person, firm or corporation or engage or have a financial interest in any business or activity which is then or then intends to compete with the Company in the continental United States for the sale of goods similar to or competitive with those sold by the Company, (the "business of the Company"). The term "business of the Company" shall include but not be limited to any venture or project commenced by the Company prior to the termination of the Employee's employment. If any court determines that the duration or geographical limit of any restriction contained in this Paragraph is unenforceable, it is the intention of the parties that the restrictive covenant set forth herein shall not thereby be terminated but shall be deemed amended to the extent required to render it valid and enforceable, such amendment to apply only with respect to the operation of this Paragraph in the jurisdiction of the court that has made the adjudication. The Company and the Employee agree the restrictive covenant set forth herein is necessary for the protection of the legitimate business interests of the Company. In the event of a violation of the Employee's covenant hereunder, the duration for which such violation is continuing shall be excluded from the calculation of the period during which the covenant set forth in this subparagraph 8 (b) shall apply.

          (c) The Employee acknowledges that he has unique knowledge and experience relating to the business of the Company which could be prejudicial and harmful to the operation of the Company's business if he violated the terms of this or any other provision of this Agreement. The Employee also acknowledges that (i) the business of the Company is national in nature and that it is therefore reasonable for the Employee's covenant contained in subparagraph 8 (b) to extend nationally and (ii) he is not and will not be deprived of his ability to earn a livelihood or otherwise be unduly burdened by the covenants set forth in this Paragraph 8. In the event of any actual or threatened breach of any of the covenants contained in this Agreement, the Company shall be entitled to an injunction restraining the breach thereof and may pursue any other available remedies for such actual or threatened breach, including the recovery of monetary damages. If, in any judicial proceeding, a court shall refuse to enforce any of the covenants contained in this Agreement, any such unenforceable covenant shall be deemed amended to the extent necessary to permit its enforcement to the extent practicable; otherwise, any such covenant shall be deemed eliminated from this Agreement for the purposes of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced.

          (d) The Employee agrees that to the extent he develops or originates or participates in the development or origination of any patents, trademarks, trade names, service marks, copyrights or patented devices or processes (or for which patent applications are pending) during the Employment Period which are used in or applicable to the business of the Company, the same shall remain the exclusive property of the Company regardless of any termination by the Company.

          (e) For purposes of this Paragraph 8, the term "Company" shall be deemed to include any and all majority and wholly owned subsidiaries of the Company and such subsidiaries.

          9. Amendment. This Agreement may be amended by written agreement of the parties without the consent of any other persons, and no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof, except as provided in Paragraphs 7(b) and

          10. Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, executors and legal representatives of the Employee and the permitted successors and assigns of the Company.

          11. Nonwaiver. The waiver by either party of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.

          12. Notices. Notice shall be sufficiently given if personally delivered or shall be deemed given (5) business days after such notice is deposited with proper postage in the United States mail, addressed to the respective parties as set forth below or at such other address as may hereafter be furnished:

         If to the Employee:                If to the Company:

         Scott Tarte                        Marlton Technologies, Inc.
         833 Muirfield Road                 2828 Charter Road
         Bryn Mawr, PA 19010                Philadelphia, PA 19154
                                            Attention:  President



          13. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party and is binding on the parties hereto, their heirs, successors and assigns.

          14. Headings. The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define the scope or intent of any provision or part hereof.

          15. Governing Law. All controversies and disputes arising out of this Agreement shall be determined pursuant to the laws of the [Commonwealth of Pennsylvania], regardless of the laws that might be applied under the applicable principles of conflicts of laws thereof.

          16. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the employment of Employee by the Company and, supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties hereto. This Agreement may be modified only by a subsequent written document between the Employee and the Company.

          IN WITNESS WHEREOF, the Employee, and the Company have executed this Agreement as of the day and year first written above.



                                           MARLTON TECHNOLOGIES, INC.






                                           By:________________________________
                                              Robert B. Ginsburg
                                              President





                                          ____________________________________
                                          SCOTT TARTE

                                SCHEDULE A


For 2001 Employee will receive an annual employment bonus equal to:

         7% of pre-tax profit if EPS increases from prior year by 25.0% 6% of pre-tax profit if EPS increases from prior year by 20.0% 5% of pre-tax profit if EPS increases from prior year by 17.5% 4% of pre-tax profit if EPS increases from prior year by 15.0% 3% of pre-tax profit if EPS increases from prior year by 12.5% 2% of pre-tax profit if EPS increases from prior year by 10% 1% of pre-tax profit if EPS increases from prior year by 5.0%

EPS means Earnings per share. Non-recurring profits and/or expenses will not normally be included in bonus calculations unless such items effect cash. However, the Board may give consideration to special circumstances.

Bonuses thereafter will be pursuant to a new bonus plan for the Employee to be determined by the Company's compensation committee.

                                                                       ANNEX VII

                  AMENDED AND RESTATED EMPLOYMENT AGREEMENT(1)

         This Agreement is made and entered into by and between MARLTON TECHNOLOGIES, INC., a [Pennsylvania] corporation (the "Company"), and ROBERT B. GINSBURG (the "Employee") as of the [ ] day of [ ], 2001 (the "Effective Date").

                                   WITNESSETH:

         WHEREAS, the Company and the Employee desire to amend the Amended Employment Agreement dated December 11, 1992, as amended on January 22, 1996 and January 2, 1998 between Marlton Technologies, Inc., a New Jersey corporation which has been merged into the Company, and the Employee (collectively, the "Prior Agreement"); and

         WHEREAS, the Company and the Employee desire to enter into this Agreement to set forth the terms and conditions of the Employee's employment by the Company, and the obligations of the parties upon termination of such employment,

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, it is hereby agreed by and between the parties as follows:

         1. Effective Date. This Agreement shall be effective on and as of the Effective Date, and the Prior Agreement shall be cancelled.

         2.  Employment Period.

             (a) The Company shall employ the Employee and the Employee shall be employed by the Company as its President and Chief Executive Officer, for the period commencing on the Effective Date and ending December 31, 2002 (the "Initial Term"), plus any renewal terms (the "Additional Terms") pursuant to Paragraph 3 below (collectively the Initial Term and the Additional Terms are referred to as the "Employment Period").

             (b) During the Employment Period, the Company and its Board of Directors agree to use their best efforts to cause Employee to be elected and re-elected to the Company's Board of Directors.

         3. Renewals. Unless sooner terminated in accordance with Paragraph 8, after the Initial Term the Employee shall continue to be employed by the Company for successive one year terms unless and until such time as either the Company or the Employee gives the other party written notice at least 90 days' prior to the expiration of the Initial Term or any Term of an intention to terminate this Agreement effective on the last day of such Initial Term or Additional Term.

         4. Performance of Duties. During his employment by the Company, the Employee shall devote his best efforts and substantially all of his business time to the business affairs of the Company and shall faithfully and efficiently perform such duties, consistent with the stature and responsibility of his position, as may be assigned to him from time to time by the Board of Directors. The Employee shall continue to occupy his offices at 2828 Charter Road, Philadelphia, PA 19154 and shall not be relocated without his consent, unless the offices of the Company are relocated.

--------
(1) The New Jersey corporation will replace the Pennsylvania corporation as a party, references to the reincorporation will be removed, and other appropriate changes will be made if the reincorporation does not occur.

         5.  Compensation.

             (a) During his employment by the Company, the Employee shall receive (i) an annual base, salary of $218,445.40, payable in accordance with Company's normal payroll practices, such salary to be reviewed annually by the Company's Board of Directors to consider future adjustments and (ii) an annual bonus determined and payable in accordance with Schedule A attached hereto. fThe base salary and bonus provided to the Employee pursuant to this Section 5(a), including Schedule A, shall be no less than the base salary and bonus provided to Jeffrey Harrow or Scott Tarte pursuant to their employment agreements dated the date hereof with the Company.

             (b) The Employee shall be entitled to participate in any health benefit plan, retirement, supplemental income or benefit plans which the Company in its sole discretion sponsors for its employees generally at the time the Employee is entitled to participate therein and shall be entitled to receive reimbursement for all reasonable documented business expenses which the Employee incurs in connection with the performance of his duties. The Company shall furnish appropriate office facilities for Employee's Company activities. The Company shall provide Employee with such life insurance as is obtainable for an annual premium of no more than $6,000 and disability insurance as provided to other senior level executives of the Company.

             (c) Employee shall be entitled to 4 weeks per year of compensated vacation time, in addition to Company recognized holidays.

         6. Prior Compensation and Options. All prior compensation (including deferred compensation) has been paid to the Employee. The exercise price for the options covered by the option agreements between the Company and the Employee is reduced to $.50 per share.

         7.  Employee Agreements. The Employee agrees:

             (a) Except as otherwise required in the performance of his duties, not to remove from the premises of the Company at any time either during or after the term of his employment, any originals or copies of documents, reports, drawings, lists, notebooks, test data, devices and materials and the like pertaining to the business of the Company; and

             (b) Upon termination of his employment, immediately to deliver to the Company any and all originals or copies of documents, reports, drawings, lists, notebooks, test data, devices and materials and the like used by him, in his possession or under his control.

         8.  Termination Payments.

             (a) Voluntary Termination and Termination for Cause. In the event the Employee voluntarily terminates his employment or the Company terminates the Employee's employment for Cause by written notice specifying the effective date of termination, the Employee's compensation and benefits hereunder shall cease as of the effective date of termination, to the extent permitted by law.

         The term "Cause" means the Employee's (i) gross negligence, (ii) willful misconduct, (iii) conviction of a felony, (iv) failure to devote substantially all of his business time to the business of the Company, or (v) repeated failure to perform those duties consistent with his position assigned to him by the Board of Directors of the Company, which in the case of subparagraphs (iv) or (v) has not been cured by the Employee within a reasonable time after receipt of written notice from the Company.

             (b) Termination by Death. If the Employee dies, his compensation hereunder shall accrue up to the date of his death, with any such accrued but unpaid amounts to be paid to his spouse or survivors in accordance with the terms and conditions of Paragraph 5.

             (c) Termination by Incapacity. If the Employee is incapacitated by accident, sickness or otherwise so as to render him, for any period totaling 180 or more days during any consecutive twelve month period, or in the reasonable opinion of the Company, is mentally or physically incapable of performing the services required of him under this Agreement, the Company may terminate his employment immediately following such 180 day period by giving him written notice specifying the effective date of termination. Prior to such termination under this subparagraph 8 (c), the Employee shall continue to receive his compensation under subparagraph 5 (a), provided such compensation shall be subject to reduction by any disability insurance payments received by the Employee for which the Company makes premium payments.

             (d) Obligations upon Termination. (i) If terminated as provided in subparagraph 8 (a), (b) or (c), Employee's base salary pursuant to subparagraph 5(a) shall accrue up to the effective date of termination. Accrued base salary shall be payable in accordance with the Company's normal payroll practices. Bonus, if any, shall be calculated based on the actual full annual amounts multiplied by a fraction equal to the number of days in the calendar year of termination preceding the effective date of termination, divided by 365, and shall be paid in accordance with the terms of Paragraph 5.

                 (ii) If Employee is terminated other than pursuant to subparagraphs 8(a), (b) or (c), all subparagraph 5 (a) compensation payable until the end of the Initial Term or Additional Term then in effect shall become immediately due and payable, and Employee shall be entitled to the economic benefit of all Company stock options as provided therein.

         9.  Confidentiality; Restrictive Covenants.

             (a) During and after the Employment Period, the Employee will not
(i) directly or indirectly induce any other employee of the Company to enter into or remain in the employ (whether as employee, director or consultant) of any person, firm or corporation or have a financial interest in any business or activity which is then or then intends to compete with the Company in the continental United States in the business of the Company (as such term is hereinafter defined), or (ii) divulge or appropriate to his own use or to the use of others any information or knowledge relating to the sales prospects, customer lists, formulae, costing, business methods, processes, techniques or research of the Company, or any financial data relating to its sales, profits, or costs or any of its customers or prospects, which are not known to the public or the industry at large or shall not have been previously divulged by the Company to such third party.

             (b) The Employee further agrees that upon termination of his employment for any reason other than termination by the Company (i) in violation of the provisions of this Agreement or (ii) pursuant to Paragraph 3, for a period of two years after the date of termination of employment, he will not, directly or indirectly, enter into or remain in the employ (whether as employee, director or consultant) of any person, firm or corporation or engage or have a financial interest in any business or activity which is then or then intends to compete with the Company in the continental United States for the sale of goods similar to or competitive with those sold by the Company, (the "business of the Company"). The term "business of the Company" shall include but not be limited to any venture or project commenced by the Company prior to the termination of the Employee's employment. If any court determines that the duration or geographical limit of any restriction contained in this Paragraph is unenforceable, it is the intention of the parties that the restrictive covenant set forth herein shall not thereby be terminated but shall be deemed amended to the extent required to render it valid and enforceable, such amendment to apply only with respect to the operation of this Paragraph in the jurisdiction of the court that has made the adjudication. The Company and the Employee agree the restrictive covenant set forth herein is necessary for the protection of the legitimate business interests of the Company. In the event of a violation of the Employee's covenant hereunder, the duration for which such violation is continuing shall be excluded from the calculation of the period during which the covenant set forth in this subparagraph 9 (b) shall apply.

             (c) The Employee acknowledges that he has unique knowledge and experience relating to the business of the Company which could be prejudicial and harmful to the operation of the Company's business if he violated the terms of this or any other provision of this Agreement. The Employee also acknowledges that (i) the business of the Company is national in nature and that it is therefore reasonable for the Employee's covenant contained in subparagraph 9 (b) to extend nationally and (ii) he is not and will not be deprived of his ability to earn a livelihood or otherwise be unduly burdened by the covenants set forth in this Paragraph 9. In the event of any actual or threatened breach of any of the covenants contained in this Agreement, the Company shall be entitled to an injunction restraining the breach thereof and may pursue any other available remedies for such actual or threatened breach, including the recovery of monetary damages. If, in any judicial proceeding, a court shall refuse to enforce any of the covenants contained in this Agreement, any such unenforceable covenant shall be deemed amended to the extent necessary to permit its enforcement to the extent practicable; otherwise, any such covenant shall be deemed eliminated from this Agreement for the purposes of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced.

             (d) The Employee agrees that to the extent he develops or originates or participates in the development or origination of any patents, trademarks, trade names, service marks, copyrights or patented devices or processes (or for which patent applications are pending) during the Employment Period which are used in or applicable to the business of the Company, the same shall remain the exclusive property of the Company regardless of any termination by the Company.

             (e) For purposes of this Paragraph 9, the term "Company" shall be deemed to include any and all majority and wholly owned subsidiaries of the Company and such subsidiaries.

         10. Amendment. This Agreement may be amended by written agreement of the parties without the consent of any other persons, and no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof, except as provided in Paragraphs 8(b) and 11.

         11. Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, executors and legal representatives of the Employee and the permitted successors and assigns of the Company.

         12. Nonwaiver. The waiver by either party of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.

         13. Notices. Notice shall be sufficiently given if personally delivered or shall be deemed given (5) business days after such notice is deposited with proper postage in the United States mail, addressed to the respective parties as set forth below or at such other address as may hereafter be furnished:

         If to the Employee:                          If to the Company:
         Robert B. Ginsburg                           Marlton Technologies, Inc.
         2 Collage Court                              2828 Charter Road
         Cherry Hill, NJ 08003                        Philadelphia, PA 19154
                                                      Attention: Chairman

         14. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party and is binding on the parties hereto, their heirs, successors and assigns.

         15. Headings. The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define the scope or intent of any provision or part hereof.

         16. Governing Law. All controversies and disputes arising out of this Agreement shall be determined pursuant to the laws of the [Commonwealth of Pennsylvania], regardless of the laws that might be applied under the applicable principles of conflicts of laws thereof.

         17. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the employment of Employee by the Company and, supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties hereto, including the Prior Agreement. This Agreement may be modified only by a subsequent written document between the Employee and the Company.

         IN WITNESS WHEREOF, the Employee, and the Company have executed this Agreement as of the day and year first written above.

                                                      MARLTON TECHNOLOGIES, INC.

                                                      By:_______________________
                                                                [      ]



                                                      Robert B. Ginsburg

                                   SCHEDULE A


For 2001 Employee will receive an annual employment bonus equal to:

         7% of pre-tax profit if EPS increases from prior year by 25.0% 6% of pre-tax profit if EPS increases from prior year by 20.0% 5% of pre-tax profit if EPS increases from prior year by 17.5% 4% of pre-tax profit if EPS increases from prior year by 15.0% 3% of pre-tax profit if EPS increases from prior year by 12.5% 2% of pre-tax profit if EPS increases from prior year by 10% 1% of pre-tax profit if EPS increases from prior year by 5.0%

EPS means Earnings per share. Non-recurring profits and/or expenses will not normally be included in bonus calculations unless such items effect cash. However, the Board may give consideration to special circumstances.

Bonuses thereafter will be pursuant to a new bonus plan for the Employee to be determined by the Company's compensation committee.

                                                                      ANNEX VIII

                             STOCKHOLDERS' AGREEMENT



                  THIS STOCKHOLDERS' AGREEMENT (the "Agreement") is dated as of [ ], 2001, is made and entered into by and among Scott Tarte ("Tarte"), Jeffrey Harrow ("Harrow"), Robert B. Ginsburg ("Ginsburg and together with Tarte and Harrow, the "Investors"), and Marlton Technologies (PA), Inc., a newly formed Pennsylvania corporation (the "Company"). Each of the Investors and any other individual, corporation, partnership, trust, unincorporated organization or a government or any agency or political subdivision thereof (a "Person") who shall become a party to or agree to be bound by the terms of this Agreement after the date hereof is sometimes hereinafter referred to as a "Stockholder."

                                    RECITALS

         A. The Company, Marlton Technologies, Inc., a New Jersey corporation (the "Predecessor") and Tarte and Harrow have entered into a certain subscription agreement (the "Subscription Agreement") and the Company, the Predecessor and Ginsburg and Alan Goldberg have entered into a certain subscription agreement (the "Second Subscription Agreement" and together with the Subscription Agreement, the "Subscription Agreements"), each dated as of August [ ], 2001 whereby the Investors shall acquire in the aggregate 5,000,000 shares (the "Shares") of the Company's common stock, no par value per share (the "Common Stock") and warrants (the "Warrants") to acquire 5,000,000 shares of Common Stock (the "Warrant Shares").

         B. The Subscription Agreement provides that the parties thereto shall execute and deliver this Stockholders' Agreement simultaneous with the consummation of the subscription transaction described in the Subscription Agreement.

         C. As a result of the consummation of the subscription transaction described in the Subscription Agreements, Tarte owns 2,000,000 Shares (the "Tarte Shares") and Warrants to acquire 2,000,000 Warrant Shares (the "Tarte Warrant Shares"; the Tarte Warrant Shares issued and outstanding at any particular time and the Tarte Shares are sometimes referred to as the "Outstanding Tarte Shares"), Harrow owns 2,000,000 Shares (the "Harrow Shares") and Warrants to acquire 2,000,000 Warrant Shares(the "Harrow Warrant Shares"; the Harrow Warrant Shares issued and outstanding at any particular time and the Harrow Shares are sometimes referred to as the "Outstanding Harrow Shares") and Ginsburg owns 85,663 (the "Other Ginsburg Shares") shares of Common Stock which are not Shares, plus 1,000,000 Shares (the "Ginsburg Shares") and Warrants to acquire 1,000,000 Warrant Shares(the "Ginsburg Warrant Shares"; the Ginsburg Warrant Shares issued and outstanding at any particular time, the Other Ginsburg Shares and the Ginsburg Shares are sometimes referred to as the "Outstanding Ginsburg Shares"). To the extent that any Investor obtains any shares of Common Stock other than as the result of the exercise of Warrants such shares shall be deemed to be Tarte Shares and Outstanding Tarte Shares, Harrow Shares and Outstanding Harrow Shares or Ginsburg Shares and Outstanding Ginsburg Shares, as applicable, and shall be subject to this Agreement. The Warrants, the Warrant Shares and the Tarte Shares, Harrow Shares and Ginsburg Shares are sometimes referred to as the "Securities." The Warrant Shares and the Tarte Shares, Harrow Shares and Ginsburg Shares issued and outstanding at any particularly time are sometimes referred to as the "Outstanding Shares."

         D. The Company and the Investors desire, for their mutual benefit and protection, to enter into this Agreement to set forth their respective rights and obligations with respect to their Securities.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       MANAGEMENT

                    1.1 Board of Directors; Board Composition; Removal and Vacancies.

                             (a) Number of Directors. The Board of Directors of
the Company (the "Board") following the consummation of the transactions contemplated by the Subscription Agreement (the "Subscription") shall be comprised of [seven] directors (the "Directors"). A Director need not be a Stockholder.

                             (b) Election of Directors. Subject to Section
3.2(b), Tarte and Harrow shall have the right to designate the smallest number of individuals (the "Designees"), as nominees for election as Directors as shall represent a majority of the Directors, of which Designees Tarte shall designate one half and Harrow shall designate one half (provided; however, that if together Tarte and Harrow are entitled to designate an odd number of Designees, in odd years Tarte shall designate one more Designee than Harrow and in even years Harrow shall designate one more Designee than Tarte). The Designees of Tarte and Harrow are referred to as the "Tarte Designees" and the "Harrow Designees", respectively. A Stockholder entitled to designate Directors pursuant to the immediately preceding sentence shall be referred to as a "Designating Stockholder." The Stockholders hereby agree to exercise all authority under applicable law to cause such Designees and Ginsburg (so long as Ginsburg holds at least 500,000 Outstanding Ginsburg Shares) to be placed on the ballot at the Company's shareholders' meetings for the election of Directors and to vote their Outstanding Shares in favor of the election of the Designees and Ginsburg (so long as Ginsburg holds at least 500,000 Outstanding Ginsburg Shares). If, at any time, a Designating Stockholder shall notify the Company and the other Stockholders in writing of such Designating Stockholder's desire to have removed from the Board any Designee designated by such Designating Stockholder, the Stockholders shall vote to remove such Designee and to recommend to the Board that the Board appoint a replacement Designee selected by such Designating Stockholder and shall use their best efforts to cause the Company's shareholders to meet for the purpose of considering such removal and replacement and shall vote at such meeting their respective Outstanding Shares in favor of such removal and replacement. The Stockholders will only vote for the removal of Designees with the written consent of the Designating Stockholder who designated such Designee.

                             (c) Vacancies; Action by Stockholders. If a vacancy
is created on the Board by reason of the death, disability, removal or resignation of any Director, the Stockholder, which, under Section 1.1(b), is entitled to designate such Director, shall designate a new Designee to serve as Director. Upon notice from such Designating Stockholder to the Company and the other Stockholders, the Stockholders shall recommend to the Board that the Board appoint such replacement Designee selected by such Designating Stockholder and shall use their best efforts to cause the Company's shareholders to meet for the purpose of considering such replacement and shall vote at such meeting their respective Outstanding Shares in favor of such replacement.

                    1.2 Sale of the Company. Tarte and Harrow agree not to vote any Outstanding Tarte Shares or Outstanding Harrow Shares within seven years of the date hereof in favor of a merger of the Company, sale of substantially all of the Company's assets, sale of all of the shares of Common Stock in any transaction in which the shares of Common Stock are valued at less than $2.00 per share without the prior written consent of Ginsburg provided Ginsburg holds more than 500,000 Outstanding Ginsburg Shares.

                    1.3 Action by Stockholders. Each Stockholder shall vote its Outstanding Shares and take such other action, as is necessary or appropriate in its capacity as a stockholder of the Company to carry out the provisions of this Agreement.

                    1.4 Officers. The Investors will recommend to the Board of Directors that the Board elect the following: so long as he is a Stockholder holding at least 500,000 Outstanding Shares, Harrow as the Chairman of the Board of the Company; as long as he is a Stockholder holding at least 500,000 Outstanding Shares, Ginsburg as the President and the Chief Executive Officer of the Company and so long as he is a Stockholder holding at least 500,000 Outstanding Shares, Tarte as the Vice Chairman of the Board of the Company and as the Chief Executive Officer of each subsidiary of the Company.

                    1.5 Employment Agreements. The Investors will recommend to the Board of Directors that the Board not modify Harrow's Employment Agreement (as such term is defined in the Subscription Agreement) so long as he is a Stockholder holding at least 500,000 Outstanding Shares, not modify Tarte's Employment Agreement so long as he is a Stockholder holding at least 500,000 Outstanding Shares and not modify Ginsburg's Additional Employment Agreement (as such term is defined in the Subscription Agreement) so long as he is a Stockholder holding at least 500,000 Outstanding Shares, other than substantially similar modifications to all three employment agreements.

                    2.       TRANSFERABILITY OF SECURITIES.

                    2.1 Restrictions Upon Transfer of Securities. Except as set forth in this Agreement, no Stockholder shall sell, transfer, donate, give, mortgage, pledge, hypothecate, or otherwise encumber or dispose of, whether voluntarily, by operation of law or otherwise (any of the foregoing acts being herein referred to as a "Transfer") any Securities now or hereafter owned by such Stockholder. Any Transfer or attempted Transfer of Securities, unless pursuant to the terms and conditions hereof, shall be absolutely null and void, of no force or effect and may be enjoined. No dividend shall be paid or any distribution made to any transferee of Securities transferred in violation hereof nor shall any such Transfer be registered on the books of the Company. The Transfer or attempted Transfer of any Securities in violation hereof shall not affect the beneficial ownership of such Securities, and, notwithstanding such Transfer or attempted Transfer, the Stockholder making such prohibited Transfer or attempted Transfer shall retain the right to vote and the right to receive dividend and liquidation proceeds with respect to such Securities.

                    2.2 Restrictive Legend on Certificates. Every certificate representing certificated Securities, including Securities in existence at the time of this Agreement, shall bear the following legend in addition to any other legend which may be required by applicable law:

                    "The sale, transfer, pledge, hypothecation, or other encumbrance or disposition of the securities represented hereby is restricted by the terms of a certain Stockholders' Agreement dated as of [ ], 2001 (the "Agreement"), between the issuer of such securities and certain of its stockholders, a copy of which is on file at the principal place of business of such issuer and is available for inspection by the stockholders during the regular business hours of such issuer. Any sale, transfer, pledge, hypothecation, or other encumbrance or disposition of the securities represented hereby shall be absolutely void if in contravention of the terms, provisions or conditions of such Agreement. The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities law. These securities may not be sold or transferred in the absence of an effective registration statement under the Act and any applicable state securities law or receipt by the issuer of an opinion of counsel satisfactory to the issuer that registration under the Act and applicable state law is not required."



         3.       PERMITTED TRANSFERS.

                    3.1 Permitted Transfers. Subject to the provisions of
Section 3.2, the following Transfers of Securities are permitted at any time (each a "Permitted Transfer"):


                    (a)  Transfers pursuant to the terms of Articles 4;

                    (b) Transfers by Tarte to Harrow and by Harrow to Tarte; and

                    (c)  Transfers to Permitted Assignees (as defined below)

                    (d)  Transfers by Ginsburg of the Other Ginsburg Shares

                  "Permitted Assignees" mean (i) a Stockholder's spouse or a child or grandchild of a Stockholder, (ii) a trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding, directly or indirectly, a controlling interest therein are either such Stockholder and/or such other persons referred to in clause (i) above, or (iii) the trustees of any trust referred to in clause (ii) above.

                    3.2 Additional Requirements of Transfer. Any Transfer permitted by this Agreement shall be further subject to and conditioned upon full compliance by the transferor and transferee with each of the following conditions:

                           (a) No Transfer shall be made: (i) to a Person who,
in accordance with applicable law, lacks the capacity to own, or otherwise is prohibited from owning, such Securities by reason of minority, incompetence or otherwise; or (ii) to a Person otherwise prohibited by applicable law from entering into such transaction or holding such Securities; or (iii) which violates any other provision of this Agreement.

                           (b) Upon the sale, assignment, donation or other
disposition by Tarte or Harrow of Outstanding Tarte Shares or Outstanding Harrow Shares, respectively, as a result of which Tarte or Harrow, as the case may be, shall cease to hold 1,000,000 Outstanding Tarte Shares, or Outstanding Harrow Shares, respectively, Tarte or Harrow, as applicable, shall cause its Designees to submit their resignations as directors of the Company and any Subsidiary, in form and substance satisfactory to the Company and, if any holder of at least 1,000,000 Outstanding Tarte Shares or Outstanding Harrow Shares, as the case may be, is a Stockholders, henceforth such holder of the Outstanding Tarte Shares or Outstanding Harrow Shares, as the case may be, shall have the right to select the Tarte Designees or Harrow Designees, as applicable.

                           (c) The transferor and transferee shall have
delivered to the Company such other agreements, instruments and other documents (including opinions of counsel reasonably satisfactory to the Company) as the Company shall request in order to demonstrate compliance of any such Transfer with the provisions of this Agreement and applicable law.

                           (d) In the case of a transfer to a Permitted
Assignee, such Permitted Assignee shall have executed an agreement in form and substance satisfactory to Tarte and Harrow by which such Permitted Assignee shall have agreed to become a party to and bound by the terms and conditions of this Agreement.



         4.       RIGHTS OF FIRST REFUSAL

                  Except for Permitted Transfers under Section 3.1 hereunder the following shall apply:

                  4.1 Right of First Refusal. No Stockholder may transfer all or any portion of its Securities unless and until such Stockholder offers to all of the other Stockholders the right to purchase such Stockholder's Securities in conformity with the following procedure:

                  (a) If a Stockholder wishes to sell (the "Selling Stockholders") any of its Securities to a Third Party whether or not such Selling Stockholder has received a bona fide offer to purchase such Securities, the Selling Stockholder shall first offer to sell such Securities to the other Stockholders (the "Non-Selling Stockholders"). The Selling Stockholder shall send notice (an "Initial Notice") to the Non-Selling Stockholders, setting out the Securities that the Selling Stockholder desires to sell and irrevocably offering to sell such Securities at the price and on the terms and conditions set forth in the Initial Notice to the Non-Selling Stockholders.

                  (b) Upon the Initial Notice being given, each of the Non-Selling Stockholders shall have fourteen (14) business days from receipt of the Initial Notice to agree in writing to purchase all but not less than all of such Securities being offered; provided, however that if each Non-Selling Stockholder so agrees to purchase such Securities then the Securities shall be sold on a pro rata basis to their beneficial holdings or interests at the time the Initial Notice was given. The purchase and sale transactions shall be completed as soon as possible, but in any event, no later than twenty (20) business days after receipt of the Initial Notice.

                  (c) The Selling Stockholder may sell (in the open market or otherwise) those Securities which the Non-Selling Stockholders have not agreed to purchase to any Third Party within sixty (60) days after the 14th day following the receipt of the Initial Notice for the price and pursuant to terms no more favorable to such Third Party than those set out in the Initial Notice. If such Securities are not sold within such sixty (60) day period pursuant to such terms, the rights of the Stockholder pursuant to this Article IV shall again take effect with respect to any sale of such Securities and so on from time to time.

                  (d) For purposes of this Article IV, "Third Party" means any Person other than a Stockholder.

                  4.2 Deliveries at Closing. At the closing of the sale of Securities pursuant to this Article, the selling and purchasing Persons shall execute and deliver to each other the various documents which shall be required to carry out their obligations hereunder including, without limitation, the assignment and delivery of certificates representing the purchased Securities, free and clear of all liens, pledges and encumbrances, and any stock powers required in connection therewith, the execution and delivery of the Selling Stockholder's Designee's resignations as directors of the Company, if required, and all other documents required by this Agreement.

                  4.3 Payment of Purchase Price. All amounts paid in respect of a purchase or repurchase of Securities pursuant to Section 4.1 hereof shall be paid in cash at the closing thereof.

         5.       TERM AND TERMINATION.

                  5.1 Term of Agreement. The term of this Agreement shall be [twenty] years, unless this Agreement shall be terminated as herein provided.

                  5.2 Termination. (a) This Agreement shall terminate with respect to the Company and all Stockholders upon the occurrence of any of the following events:

                      (1) The adjudication of the Company as a bankrupt, the
                  execution of an assignment for the benefit of creditors of the Company, the appointment of a receiver for the Company or the voluntary or involuntary dissolution of the Company or

                      (2) The execution of a written instrument, by the Company
                  and each of the Stockholders terminating this Agreement.

                  (b) This Agreement shall automatically terminate with respect to a Stockholder in the event that his interest in his Securities completely terminates and, upon such complete termination, such Stockholder shall have no further rights or obligations hereunder other than those rights and obligations arising prior to such termination. If such Stockholder subsequently acquires or reacquires Securities, he shall automatically become bound once again by the terms of this Agreement. This Section in no event shall be interpreted so as to relieve a Stockholder of liability for his breach of or failure to comply with any term or provision hereof arising or existing prior to or at the time of the termination of this Agreement.

                  (c) Upon the termination of this Agreement, the provisions of the restrictive legend set forth in Section 2.2 of this Agreement shall be promptly removed from the Securities.

                  5.3 Effect of Termination. In the event of the termination of this Agreement pursuant to Article 5, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto; provided, however, that the termination of this Agreement shall not relieve any party from liability for any breach of this Agreement; and further provided, however, that the following provisions of this Agreement shall survive termination: Sections 5.3, 6.3 and 6.12.

         6.       MISCELLANEOUS.

                  6.1 Arm's Length Negotiations. Each party expressly represents and warrants to the other parties that: (a) before executing this Agreement, the party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) the party has relied solely and completely upon its own judgment in executing this Agreement; (c) the party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) the party has acted voluntarily and of its own free will in executing this Agreement; (e) the party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

                  6.2 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to the parties hereto.

                  6.3 Expenses. Each party shall pay its own fees and expenses, including the costs of any attorneys or consultants engaged by it, incurred in connection with the negotiation, execution and delivery of this Agreement.

                  6.4 Assignment, Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, its heirs, executors, administrators, successors and permitted assigns. No party may assign its rights or delegate its obligations under this Agreement without the prior written consent of each of the other parties hereto.

                  6.5 Section Headings; Gender. The Section headings herein have been inserted for convenience of reference only, and shall in no way modify or restrict any of the terms or provisions hereof. The use of neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate.

                  6.6 Unenforceability; Severability. If any provision of this Agreement shall for any reason be held unenforceable, such provision to the extent enforceable shall be severed from this Agreement unless, as a result of such severance, the Agreement fails to reflect the basic intent of the parties. If the Agreement continues to reflect the basic intent of the parties, then the invalidity of such specific provision shall not affect the enforceability of any other provision herein, and the remaining provisions shall remain in full force and effect. If any covenant or restriction contained herein is determined by a court of law to be overly broad, thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that such court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein.

                  6.7 Recitals. The Recitals set forth above are hereby incorporated in and made a part of this Agreement by this reference.

                  6.8 Waivers; Amendment. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies that any party may have at law or in equity.

                  6.9 Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to the Company, at        Marlton Technologies, Inc
                             2828 Charter Road
                             Philadelphia, PA 19154
                             Chairman of the Board


     with a copy to:         Robert Young, Jr., Esq.
                             McCausland, Keen & Buckman
                             Radnor Court, Suite 160
                             259 North Radnor-Chester Road
                             Radnor, Pennsylvania 19087-5240

If to the Investors:         Scott Tarte
                             833 Muirfield Rd.
                             Bryn Mawr, PA 19010


                             Robert B. Ginsburg
                             2 Collage Court
                             Cherry Hill, NJ 08003

                             Jeffrey Harrow
                             670 Dodds Lane
                             Gladwyne, PA 19305


     with a copy to:         Avron I. Brog, Esq.
                             Robinson Brog Leinwand
                              Greene Genovese & Gluck P.C.
                             1345 Avenue of the Americas
                             New York, New York 10105


or to such other address as any party hereto to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (i) in the case of personal delivery, on the date of such delivery,
(ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (iii) in the case of telecopy transmission when received, and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

                  6.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (without regard to any conflict of laws principles) of the State of Delaware.

                  6.11 No Inconsistent Efforts or Agreements. No Stockholder shall solicit proposals or enter into any agreements or arrangements of any kind with any Person (other than a party hereto) with respect to the Company on terms inconsistent with the provisions of this Agreement.

                  6.12 No Consequential Damages. Except as otherwise provided in this Agreement, it is agreed that no Party hereto will be responsible to the others for any indirect, special, incidental or consequential loss or damage whatsoever (including lost profits and opportunity costs) arising out of this Agreement.

                  6.13 Independent Parties. Nothing contained in this Agreement shall be deemed or construed for any purpose to establish, between the

Stockholders, a partnership or joint venture, a principal-agent relationship, or an employer-employee relationship, and neither Stockholder shall have the authority to bind the other with respect to the Company other than as may be provided in the operative documents executed by the Stockholders with respect to the Company.

                  6.14 Entire Agreement. This Agreement, the Registration Rights Agreement and the Subscription Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral.

                  6.15 Further Assurances. Each of the parties shall execute and deliver such other documents and take such other or further action as any other party may reasonably request so as to consummate the transactions contemplated hereby more effectively.

                  6.16 Definitions. The following terms, as used herein, have the following meanings:


                       "Affiliate" of any Person means any other Person directly or indirectly through one or more intermediary Persons, controlling, controlled by or under common control with such Person.

                       "control" shall mean the power to direct the management and policies of such Person directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                       "Person" means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  6.17 Specific Enforcement. Each Stockholder acknowledges and agrees that the covenants and undertakings contained in this Agreement relate to matters which are of a special, unique and extraordinary character and that a violation of any of the terms of this Agreement will cause irreparable injury to the Company and the Stockholders and that the amount of such injury will be difficult, if not impossible, to estimate or determine and cannot be adequately compensated by monetary damages. Therefore, each Stockholder agrees that the other parties hereto shall be entitled, in addition to all other rights and remedies available under this Agreement and applicable law, as a matter of course, to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any violation or threatened violation and compelling performance of any of such terms by a Stockholder and by such other persons as the court shall order.

                  6.18 Effect of Permitted Assignees. In calculating Outstanding Tarte Shares, Outstanding Harrow Shares and Outstanding Ginsburg Shares, Shares held by Permitted Assignees of Tarte, Harrow and Ginsburg, as the case may be, shall be included as Outstanding Tarte Shares, Outstanding Harrow Shares or Outstanding Ginsburg Shares, respectively.

              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.



                                                  MARLTON TECHNOLOGIES (PA), INC

                                                  By: __________________________
                                                         Name:
                                                         Title:



                                                  ______________________________

                                                    SCOTT TARTE



                                                  ______________________________

                                                    JEFFREY HARROW



                                                  ______________________________

                                                  ROBERT GINSBURG

                                                                        ANNEX IX

                        REGISTRATION RIGHTS AGREEMENT(1)


                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of August [ ], 2001, is made and entered into by and among Scott Tarte ("Tarte"), Jeffrey Harrow ("Harrow"), Alan I. Goldberg ("Goldberg") and Robert
B. Ginsburg ("Ginsburg") (collectively, the "Investors"), and Marlton Technologies (PA), Inc., a [newly formed Pennsylvania corporation (the "Company") for the benefit of the Investors and to any person to whom any Restricted Share (as defined below) is transferred (collectively, the "Stockholders").

                                    RECITALS

                  I. Pursuant to that certain Subscription Agreement dated as of August [ ], 2001, by and between the Company, Marlton Technologies, Inc., a New Jersey corporation (the "New Jersey Company") and Tarte and Harrow (the "Subscription Agreement") and that certain Subscription Agreement dated as of August [ ] by and between the Company , the New Jersey Company and Ginsburg and Goldberg (the "Additional Subscription Agreement" and together with the Subscription Agreement, the "Subscription Agreements"), the Company has agreed to provide to the Stockholders certain registration rights with respect to the shares (the "Shares") of the Company's common stock, without par value (the "Common Stock") issued pursuant to the Subscription Agreements and shares (the "Warrant Shares") of Common Stock issuable pursuant to the exercise of warrants (the "Warrants") issued pursuant to the Subscription Agreements (all of such Shares and Warrant Shares being referred to herein as the "Restricted Shares"). The Shares, plus the issued and outstanding Warrant Shares, plus the Warrant Shares issuable upon the exercise of unexercised Warrants so long as such Warrants are exercised prior to the effectiveness of a registration statement (a "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form not available for registering the Restricted Shares, or any form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a) (11) of the Securities Exchange Act of 1934, as amended) of the Company, but excluding Warrant Shares issuable upon the exercise of unexercised Warrants if such Warrants are not exercised prior to the effectiveness of such Registration Statement are sometimes referred to as "Registrable Restricted Shares."

                  II. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement.



--------------------
(1) If the Reincorporation does not occur, the New Jersey Company will replace the Company in this Agreement and the Agreement will be revised accordingly.

                                    AGREEMENT


                  NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties agree as follows:

                  1.       INCIDENTAL (PIGGYBACK) REGISTRATION RIGHTS.

                           (a) Subject to the limitations set forth in this
Agreement, if the Company at any time after the Closing Date and prior to the tenth anniversary of the Closing Date proposes to file on its behalf a Registration Statement, it will give written notice to the Stockholders at least fifteen (15) days before the initial filing with the Securities and Exchange Commission (the "Commission") of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of Registrable Restricted Shares as the Stockholders may request subject to the limitations set forth in this Agreement.

                  (b) If any Stockholder (a "Registering Stockholder") desires to have Registrable Restricted Shares registered under this Section 1, such Stockholder shall advise the Company in writing within five (5) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Restricted Shares for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Restricted Shares for which registration is so requested; provided that nothing herein shall prevent the Company from abandoning or delaying any such registration at any time and provided further that if the Registering Stockholders request the registration of more Registrable Restricted Shares than the Company is offering to include in such Registration Statement then the the number of Registrable Restricted Shares to be included in such Registration Statement shall be reduced pro rata based upon the number of shares of Registrable Restricted Shares held by each Registering Stockholder. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Registrable Restricted Shares in such underwriting unless the Registering Stockholders agree to accept the offering on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration, and provided, further, that if the managing underwriter advises the Company that the inclusion of all Registrable Restricted Shares proposed to be included by the Registering Stockholders in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by the persons other than the Registering Stockholders (the "Other Shares") would jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company) only that number of Registrable Restricted Shares that the managing underwriter believes will not jeopardize the success of the Company's offering and the number of Registrable Restricted Shares and Other Shares not included in such underwritten public offering shall be reduced pro rata based upon the number of shares of Registrable Restricted Shares and Other Shares requested by the holders thereof to be registered in such underwritten public offering. In the event the Company chooses a registration form which limits the size offering either in terms of the number of shares or dollar amount, the Company shall not be required to include in the offering (in addition to the number of shares to be sold by the Company) Registrable Restricted Shares which would exceed such limits.

                  (c) Notwithstanding anything to the contrary contained in this
Section 1, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Registrable Restricted Shares and any Registering Stockholders do not elect to sell their Registrable Restricted Shares to the underwriters of the Company's securities in connection with such offering and the Company nonetheless permits such shares to be registered pursuant to such Registration Statement, such Registering Stockholders shall refrain from selling such Registrable Restricted Shares so registered pursuant to this Section 1 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such Registering Stockholders shall, in any event, be entitled to sell such Registrable Restricted Shares commencing on the 90th day after the effective date of such Registration Statement.


                  2.       DEMAND REGISTRATION RIGHTS

                           (a) If at any time subsequent to 120 days after the
Closing Date and prior to the tenth anniversary of the Closing Date (the "Registration Period"), the Company shall receive a written request from the holders (the "Notifying Stockholders") of a majority of the Warrant Shares issued and outstanding as of such date and the Shares (a "Registration Request") that the Company effect the registration on Form S-3 (or subsequent similar form) of all or any portion of the Registrable Restricted Shares owned by the Stockholders, the Company will, if eligible to do so on such form, use commercially reasonable efforts to cause such Registrable Restricted Shares to be registered under the Securities Act and to promptly effect and comply with all such requirements as may be necessary to permit the sale or other transfer of such Registrable Restricted Shares provided that, if registration is not available to the Company on Form S-3 at such time, the Company shall effect registration on such other form (the "Replacement Form") that the Notifying Stockholders may reasonably request. The Company will give written notice to the Stockholders other than the Notifying Stockholders at least fifteen (15) days before the initial filing with the Commission of such Registration Statement, which notice shall offer to include in such filing all of the Registrable Restricted Shares as such Stockholders may request subject to the limitations set forth in this Agreement. If any of such Stockholders desire to have Registrable Restricted Shares registered under this Section 2, such Stockholders shall advise the Company in writing within five (5) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Restricted Shares for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Restricted Shares for which registration is so requested. The Company shall not be obligated to file and cause to become effective more than two Registration Statements in which Restricted Shares are sold pursuant to this Section 2(a), nor to conduct a special audit of its financial statements, unless the Stockholders whose shares are included in such Registration Statement undertake to pay the costs associated with such audit. In addition, the Company shall not be obligated to file and cause to become effective a registration on Form S-3 or Replacement Form within twelve (12) months after the effective date of a prior Form S-3 or Replacement Form registration pursuant to this Section 2(a) or a registration of securities the aggregate offering price of which, in the judgment of the Board of Directors of the Company, is reasonably expected to be less than $1,000,000 (unless it is a registration of all of the Registrable Restricted Shares).

                  (b) Notwithstanding the foregoing, the Company may, for a period not to exceed 135 days (the "Delay Period") postpone filing of the Registration Statement if the Company determines in good faith that such registration (i) might interfere or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) or (b) involve initial or continuing disclosure obligations that might not be in the best interests of the Company's stockholders. If, after a Registration Statement becomes effective, the Company advises the Stockholders whose Registrable Restricted Shares are included therein that the Company considers it appropriate for the Registration Statement to be amended, such Stockholders shall suspend immediately any further sales of such shares until the Company advises it that the Registration Statement has been amended, provided, however, that the period in which such offers and sales shall be suspended shall be added to the distribution period calculated pursuant to Section 3(c) herein.

                  3.       REGISTRATION PROCEDURES.

                           (a) In connection with the filing of a Registration
Statement pursuant hereto, the Company will:

                           (i) prepare and file with the Commission a
Registration Statement with respect to such securities and use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period of distribution contemplated thereby (as determined pursuant to Section 3(c) herein);

                           (ii) use commercially reasonable efforts to prepare
and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective (and to remain effective for the period of distribution contemplated thereby (as determined pursuant to Section 3(c) herein)) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement;

                           (iii) furnish to the Stockholders whose Registrable
Restricted Shares are included in such Registration Statement (the "Included Stockholders") such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Included Stockholders may reasonably request;

                           (iv) register or qualify the securities covered by
such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as the Included Stockholders shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other commercially reasonable acts and things as may be required of it to enable the Included Stockholders to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                           (v) enter into customary agreements (including if
applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Restricted Shares and as shall be required in connection with the action taken by the Company; and

                           (vi) promptly notify the Included Stockholders in
writing of the happening of any event, during the period of distribution, as a result of which the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, if so requested by the Company in writing, the Included Stockholders shall promptly take action to cease making any offers of the Registrable Restricted Shares included in such Registration Statement until receipt and distribution of a revised or supplemental prospectus).

                  (b) In connection with any registration hereunder, the Included Stockholders (i) will furnish the Company in writing such information with respect to the Included Stockholders and the proposed distribution by the Included Stockholders as reasonably requested by the Company and all such information necessary in order to assure compliance with Federal and applicable state securities laws and (ii) if the Included Stockholders elect to sell the Registrable Restricted Shares to underwriters, will enter into an agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any provisions applicable to the Company that are inconsistent with the provisions hereof and, provided further, that the time and place of the closing of such agreement shall be as mutually agreed upon between the Company and the managing underwriters.

                  (c) The period of distribution of Registrable Restricted Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it (but in no event more than the sum of any period during which offers and sales are suspended plus, in the case of a Registration Statement pursuant to Section 2, twelve (12) months from the effective date of such Registration Statement and, in the case of a Registration Statement pursuant to
Section 1, ninety (90) days from the effective date of such Registration

Statement), and the period of distribution of Registrable Restricted Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Restricted Shares covered thereby or the sum of any period during which offers and sales are suspended plus twelve (12) months after the effective date thereof. The Company shall not be required to keep a Registration Statement current after the expiration of the distribution period with respect to the securities registered pursuant to such Registration Statement.

                  (d) In connection with a distribution of Registrable Restricted Shares effected pursuant to a Registration Statement on a non-underwritten basis, the Included Stockholders shall provide the Company with information regarding the status of its sales of such Registrable Restricted Shares, as and when such information is requested by the Company.

                  4.       EXPENSES.

                           All expenses incurred in complying with this
Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and expenses (including attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions, except to the extent required to be paid by participating selling security holders by state securities or blue sky laws, and, except as otherwise provided by Section 2(a) herein, shall be paid by the Company; provided, however, that the Stockholders (and not the Company) shall be liable for (i) all fees, discounts and commissions to any underwriter or broker relating to their Registrable Restricted Shares, if any, (ii) all transfer taxes, if any, and (iii) all fees and disbursements of its legal counsel, if any.

                  5.       INDEMNIFICATION.

                           (a) INDEMNIFICATION BY THE COMPANY. In the event of
any registration of any Registrable Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Included Stockholders, each underwriter of the Registrable Restricted Shares, if any, each such broker or any other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in the Registration Statement under which such Registrable Restricted Shares were registered under the Securities Act, any final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any final prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and shall reimburse the Included Stockholders, such underwriter, broker and each such controlling person for any legal expenses reasonably incurred by any of them in connection with defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be obligated to so indemnify the Included

Stockholders, such underwriter, broker or any such controlling person insofar as such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with information furnished to the Company or such underwriter or broker by the Included Stockholders in writing for use in preparation thereof.

                  (b) INDEMNIFICATION BY THE INCLUDED STOCKHOLDERS. In the event of any registration of any Registrable Restricted Shares under the Securities Act pursuant to this Agreement, the Included Stockholders shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a) hereof for the indemnification of the Included Stockholders by the Company) the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter of the Registrable Restricted Shares, if any, each such broker or any other person, if any, who controls any of the foregoing within the meaning of the Securities Act, with respect to any untrue statement or omission from such Registration Statement or final prospectus contained therein or any amendment or supplement thereto, if such untrue statement or omission was (i) made in reliance upon and in conformity with information furnished to the Company by the Included Stockholders in writing for use in the preparation of such Registration Statement, final prospectus or amendment or supplement or (ii) contained in any Registration Statement which was utilized by the Included Stockholders or any controlling person or affiliate of the Included Stockholders after the Included Stockholders were notified in accordance with Section 7(a) hereof that such Registration Statement (x) should be amended, (y) contained an untrue statement of a material fact or (z) omitted to state any material fact.

                  (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 5, such indemnified party will, if a claim in respect thereof is made against any indemnifying party, give written notice to the latter of such claim and/or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which conflict in any material respect with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5, such indemnifying party shall reimburse such indemnified party and shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 5. The indemnifying party shall not make any settlement of any claims indemnified against thereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provisions of this Section

5, if pursuant to an underwritten public offering of the Common Stock, the Company, the Included Stockholders and the underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions covering indemnification by each of the parties thereto with respect to each other party thereto in connection with such offering, the indemnification provisions of this Section 5 shall be deemed inoperative for purposes of such offering.

                  6.       CERTAIN LIMITATIONS ON REGISTRATION RIGHTS.

                           Notwithstanding the other provisions of this
Agreement, the Company shall not be obligated to register Restricted Shares if, in the opinion of counsel to the Company, the sale or other disposition of such Restricted Shares may be effected without registering such Restricted Shares under the Securities Act and without being subject to the volume limitations imposed by Rule 144 under the Securities Act.

                  7.       MISCELLANEOUS.

                           (a) NOTICE GENERALLY. (i) Any notice or other
communication required or permitted hereunder shall be in writing and shall be delivered personally by hand, by telecopy or mail if mailed by, registered or certified mail postage prepaid return receipt requested or by Federal Express or similar overnight courier service if addressed to the parties at the addresses set forth below:


if to the Company, at                       Marlton Technologies, Inc
                                            2828 Charter Road
                                            Philadelphia, PA 19154
                                            Chairman of the Board

     with a copy to:                        Robert Young, Jr., Esq.
                                            McCausland, Keen & Buckman
                                            Radnor Court, Suite 160
                                            259 North Radnor-Chester Road
                                            Radnor, Pennsylvania 19087-5240

 if to the Investors:                       Scott Tarte
                                            833 Muirfield Rd.
                                            Bryn Mawr, PA 19010

                                            Robert B. Ginsburg
                                            1941 Lark Lane
                                            Cherry Hill, NJ 08003


     with a copy to:                        Avron I. Brog, Esq.
                                            Robinson Brog Leinwand
                                            Greene Genovese & Gluck P.C.
                                            1345 Avenue of the Americas
                                            New York, New York 10105

                           (ii) Unless otherwise specified herein, such notices
or other communications shall be deemed effective (A) on the date delivered, if delivered personally or by a nationally recognized overnight courier, (B) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (C) three business days after being sent, if sent by registered or certified mail. Each of the Stockholders shall be entitled to specify another address by giving notice as aforesaid to the Company.

                  (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that, the Stockholders' rights hereunder shall be assigned in connection with a transfer pursuant to the Stockholders' Agreement dated as of the date hereof between the parties hereto.

                  (c) GOVERNING LAW. This Agreement shall be governed by the laws of the State of [Pennsylvania], without regard to the provisions thereof relating to choice of laws.

                  (d) SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity and enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                  (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by a writing executed by the parties hereto.

                  (f) NO CONSEQUENTIAL DAMAGES. Except as otherwise expressly provided in this Agreement, it is agreed that no party hereto will be responsible to the others for any indirect, special, incidental or consequential loss or damage whatsoever (including lost profits and opportunity costs) arising out of this Agreement.

                  (g) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The parties hereto irrevocably: (i) agree that any suit, action or other legal proceeding arising out of this Agreement shall be brought in the courts of the State of [Pennsylvania], (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding, (iii) waive any objection which they, or any of them, may have to the laying of venue of any such suit, action or proceeding in any of such courts, and (iv) agree that service of process by registered or certified mail, at the addresses set forth in Section 7(a) hereto, shall be good and sufficient service of process.

                  (h) COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately, constitute one agreement.

                  (i) DEFINITION OF RESTRICTED SHARES. Notwithstanding anything to the contrary herein the terms "Restricted Shares," the "Registrable Restricted Shares" and the "Outstanding Restricted Shares" shall not include shares of Common Stock that are (i) disposed of in accordance with a Registration Statement filed pursuant to this Agreement or (ii) distributed to the public pursuant to Rule 144 under the Securities Act.

                  IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the date first above written.



                                              MARLTON TECHNOLOGIES (PA), INC.

                                              By: ___________________
                                                     Name:
                                                     Title:


                                              ---------------------
                                              SCOTT TARTE


                                              ---------------------
                                              JEFFREY HARROW



                                              ---------------------
                                              ROBERT GINSBURG



                                              ---------------------
                                              ALAN GOLDBERG

                                                                         ANNEX X

                        AGREEMENT AND PLAN OF MERGER(1)

                                       OF

                           MARLTON TECHNOLOGIES, INC.

                                      INTO

                         MARLTON TECHNOLOGIES (PA), INC.

         AGREEMENT AND PLAN OF MERGER, dated as of ______ ___, 2001 by and between Marlton Technologies, Inc. ("Marlton"), a business corporation organized under the laws of the State of New Jersey, and Marlton Technologies (PA), Inc. ("Newco"), a business corporation organized under the laws of the Commonwealth of Pennsylvania.

         WHEREAS, the Board of Directors and shareholders of each of Marlton and Newco have approved the merger of Marlton with and into Newco in accordance with the New Jersey Business Corporation Act ("NJBCA") and the Pennsylvania Business Corporation Law of 1988, as amended ("PBCL") upon the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound, Marlton and Newco hereby agree as follows:

         1. At the Effective Time (as defined in Section 2 hereof), Marlton shall, pursuant to the provisions of each of the NJBCA and PBCL, be merged (the "Merger") with and into Newco, which shall be the surviving corporation and which is sometimes hereinafter referred to as the "surviving corporation," and which shall continue to exist as said surviving corporation under the name Marlton Technologies, Inc. The separate existence of Marlton, which is sometimes hereinafter referred to as the "terminating corporation," shall cease at the Effective Time.

         2. The Merger shall become effective (the "Effective Time") at such time as there shall have been filed both (a) articles of merger with the Department of State of the Commonwealth of Pennsylvania and (b) a certificate of merger with the Secretary of State of the State of New Jersey.

         3. In furtherance and not in limitation of Section 1 hereof, the articles of incorporation of the surviving corporation in effect immediately prior to the Effective Time shall continue in full force and effect as the articles of incorporation of said

-----------------
(1) The execution of this Agreement and Plan of Merger by Marlton and Newco is predicated upon the approval by the Marlton shareholders of the sale of the surviving corporation common stock and warrants to purchase the surviving corporation common stock to Scott Harrow, Jeffrey Tarte, Robert Ginsburg and Alan Goldberg, pursuant to a Subscription Agreement by and among Marlton, Newco, Harrow and Tarte dated as of August 23, 2001 and a Subscription Agreement by and among the Marlton, Newco, Ginsburg and Goldberg dated as of August 23, 2001.

surviving corporation, except that Article 1 of the articles of incorporation of the surviving corporation is hereby amended to reflect that, immediately following the Effective Time, the name of the surviving corporation shall be Marlton Technologies, Inc.

         4. The by-laws of the surviving corporation in effect immediately prior to the Effective Time shall continue in full force and effect as the by-laws of said surviving corporation, except that the by-laws of the surviving corporation are hereby amended to reflect that, immediately following the Effective Time, the name of the surviving corporation shall be Marlton Technologies, Inc.

         5. Robert Ginsburg, Jeffrey Harrow, Scott Tarte, Alan Goldberg, A.J. Agarwal, Richard Vague and Fred Cohen shall be the members of the Board of Directors of the surviving corporation immediately following the Effective Time. In furtherance and not in limitation of the foregoing, immediately prior to the Effective Time, Newco's sole director shall (i) approve an increase in the size of Newco's Board of Directors to seven directors, (ii) appoint Robert Ginsburg, Jeffrey Harrow, Scott Tarte, Alan Goldberg, A.J. Agarwal, Richard Vague and Fred Cohen to Newco's Board of Directors and (iii) resign. The members of the Board of Directors of Newco immediately prior to the Effective Time shall continue as the members of the Board of Directors of the surviving corporation immediately following the Effective Time and the officers in office (other than the Chairman of the Board and the Vice Chairman of the Board) of the surviving corporation immediately prior to the Effective Time shall continue as the officers of the surviving corporation immediately following the Effective Time, along with Jeffrey Harrow who shall be the first Chairman of the Board, and Scott Tarte who shall be the first Vice Chairman of the Board, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

         6. Each issued share of the terminating corporation shall, at the Effective Time, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall, at the Effective Time, be cancelled. No exchange of certificates representing shares of the terminating corporation converted pursuant to this Section 6 shall be required, and from and after the Effective Time and until certificates representing such shares are presented for exchange or registration of transfer, all such certificates shall be deemed for all purposes to represent the same number of shares of the surviving corporation into which they were so converted. After the Effective Time, whenever certificates which formerly represented shares of the terminating corporation are presented for exchange or registration of transfer, the surviving corporation shall cause to be issued in respect thereof certificates representing an equal number of shares of shares of the surviving corporation.

         7. From and after the Effective Time, Marlton and Newco shall take such other and further actions, in addition to the filings described in Section 2 hereof, as may be required by law to make the Merger effective.

         8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

         9. Notwithstanding shareholder approval of the Merger, this Agreement and Plan of Merger may be terminated and abandoned by the board of directors of either constituent corporation at any time prior to the Effective Time. Additionally, the board of directors of either constituent corporation may, at any time prior to the Effective Time, amend this Agreement and Plan of Merger in any fashion permitted by applicable law.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first above written.



                                           MARLTON TECHOLOGIES, INC.


                                           By:  ________________________________

                                           Title:_______________________________




                                           MARLTON TECHNOLOGIES (PA), INC.


                                           By:  ________________________________

                                           Title:_______________________________

Microfilm Number______________    Filed with the Department of State on ________


Entity Number_________________    ______________________________________________
                                                   Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF

                         MARLTON TECHNOLOGIES (PA), INC.
                    -----------------------------------------
                               Name of Corporation

                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

_X_Business-stock (15 Pa.C.S. ss. 1306)            ___Management (15 Pa.C.S. ss. 2702)


___Business-nonstock (15 Pa.C.S. ss. 2102)         ___Professional (15 Pa.C.S. ss. 2903)

___Business-statutory close (15 Pa.C.S. ss. 2303)  ___Insurance (15 Pa.C.S. ss. 3101)

                      ___Cooperative (15 Pa.C.S. ss. 7102)

         In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, states(s) that:

1.  The name of the corporation is: Marlton Technologies (PA), Inc.
                                    --------------------------------------------


2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  2828 Charter Road    Philadelphia,     PA      19154     Philadelphia
          ---------------------------------------------------------------------
          Number and Street       City          State     Zip         County

(b)       c/o:_________________________________________________________________
              Name of Commercial Registered Office Provider           County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: [See attachment] (other provision, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street, if any, of each incorporator is:

    Name                           Address

    Maria E. DeCarlo               Pepper Hamilton LLP, Two Logan Square, Philadelphia, PA 19103
    ----------------               ----------------------------------------------------------------------

    ________________               ______________________________________________________________________


6.  The specified effective date, if any, is: Upon Filing
                                              -----------------------------------------------------------
                                                 Month          day              year        hour, if any

7.  Any additional provisions of the articles, if any, attach an 8 1/2x 11 sheet. [See attachment]
                                                                                  ----------------


IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 20th day of August, 2001.


                                                /s/ Maria E. DeCarlo
-------------------------------------------     --------------------------------
               (Signature)                              (Signature)

                     ATTACHMENT TO ARTICLES OF INCORPORATION
                       OF MARLTON TECHNOLOGIES (PA), INC.



4. The total number of shares which the corporation shall have authority to issue is 50,000,000 shares of Common Stock no par value, and 10,000,000 shares of Preferred Stock no par value. The Board may issue in one or more class or series, or both, shares of Preferred Stock, with full, limited, multiple, fractional or no voting rights, and with such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights or other special or relative rights as shall be fixed from time to time by the Board.

7. The shareholders of this corporation shall NOT be entitled to cumulate votes in the election of directors.

    The shareholders of this corporation shall NOT have preemptive rights to purchase additional shares of Common Stock.

    To the fullest extent permitted by the Business Corporation Law of 1988, as the same exists or may hereinafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

    The following provisions of the Business Corporation Law of 1988, as the same exists or may hereinafter be amended, shall not be applicable to the corporation:

            (i)   Section 1715 (relating to exercise of powers generally);

            (ii) Section 2538 (relating to adoption of transactions with interested shareholders);

            (iii) Subchapters E (relating to control transactions);

            (iv)  Subchapter F (relating to business combinations);

            (v)   Subchapter G (relating to control-share acquisitions); and

            (vi) Subchapter H (relating to disgorgement by certain controlling shareholders for employees terminated following attempts to acquire control)

                                                                       ANNEX XII

                                    BYLAWS OF

                         MARLTON TECHNOLOGIES (PA), INC.


                                    ARTICLE 1


                                     OFFICES

         Section 1.1. Registered Office. The registered office of Marlton Technologies, Inc. (the "Corporation") in the Commonwealth of Pennsylvania shall be as specified in the Articles of Incorporation of the Corporation, as they may be amended from time to time (the "Articles"), or at such other place as the Board of Directors of the Corporation (the "Board") may specify in a statement of change of registered office filed with the Department of State of the Commonwealth of Pennsylvania.

         Section 1.2. Other Offices. The Corporation may also have an office or offices at such other place or places either within or without the Commonwealth of Pennsylvania as the Board may from time to time determine or the business of the Corporation requires.


                                    ARTICLE 2


                          MEETINGS OF THE SHAREHOLDERS

         Section 2.1. Place. All meetings of the shareholders shall be held at such places, within or without the Commonwealth of Pennsylvania, as the Board may from time to time determine.

         Section 2.2 Annual Meeting. A meeting of the shareholders for the election of directors and the transaction of such other business as may properly be brought before the meeting shall be held in each calendar year at such time and place as may be determined by the Board.

         Section 2.3 Written Ballot. Unless required by vote of the shareholders before the voting begins, elections of directors need not be by written ballot.

         Section 2.4 Special Meetings. Special meetings of the shareholders, for any purpose or purposes, may be called at any time by, the Chairman of the Board, the Vice Chairman of the Board and the President and Chief Executive Officer (each a "Primary Officer"), by the Board or shareholders entitled to cast at least 30% of the votes all shareholders are entitled to cast at the special meeting, upon written request delivered to the Secretary of the Corporation. Any request for a special meeting of shareholders shall state the purpose or purposes of the proposed meeting. Upon receipt of any such request, it shall be the duty of the Secretary to give notice, in a manner consistent with Section 2.6 of these Bylaws, of a special meeting of the shareholders to be held at such time as the Secretary may fix, which time may not be, if the meeting is called pursuant to a statutory right, more than sixty (60) days after receipt of the request. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

         Section 2.5 Scope of Special Meetings. Business transacted at any special meeting shall be confined to the business stated in the notice.

         Section 2.6 Notice. Written notice of every meeting of the shareholders, stating the place, the date and hour thereof and, in the case of a special meeting of the shareholders, the general nature of the business to be transacted thereat, shall be given in a manner consistent with the provisions of
Section 12.4 of these Bylaws at the direction of the Secretary of the Corporation or, in the absence of the Secretary of the Corporation, any Assistant Secretary of the Corporation, at least ten (10) days prior to the day named for a meeting called to consider a fundamental change under Chapter 19 of the Pennsylvania Business Corporation Law of 1988, as it may from time to time be amended (the "1988 BCL"), or five (5) days prior to the day named for the meeting in any other case, to each shareholder entitled to vote thereat on the date fixed as a record date in accordance with Section 8.1 of these Bylaws or, if no record date be fixed, then of record at the close of business on the tenth
(10th) day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day of the meeting, at such address (or telex, TWX, facsimile or telephone number), as appears on the transfer books of the Corporation. Any notice of any meeting of shareholders may state that, for purposes of any meeting that has been previously adjourned for one or more periods aggregating at least fifteen (15) days because of an absence of a quorum, the shareholders entitled to vote who attend such a meeting, although less than a quorum pursuant to Section 2.7 of these Bylaws, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the original notice of the meeting that was so adjourned.

         Section 2.7 Quorum. The shareholders present in person or by proxy, entitled to cast at least a majority of the votes that all shareholders are entitled to cast on any particular matter to be acted upon at the meeting, shall constitute a quorum for the purposes of consideration of, and action on, such matter. The shareholders present in person or by proxy at a duly organized meeting can continue to do business until the adjournment thereof notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, the shareholders present in person or by proxy may, except as otherwise provided by the 1988 BCL and subject to the provisions of Section 2.8 of these Bylaws, adjourn the meeting to such time and place as they may determine.

         Section 2.8 Adjournment. Any meeting of the shareholders, including one at which directors are to be elected, may be adjourned for such period as the shareholders present in person or by proxy and entitled to vote shall direct. Other than as provided in the last sentence of Section 2.6 of these Bylaws, notice of the adjourned meeting or the business to be transacted thereat need not be given, other than announcement at the meeting at which adjournment is taken, unless the Board fixes a new record date for the adjourned meeting or the 1988 BCL requires notice of the business to be transacted and such notice has not previously been given. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally noticed.

     Those shareholders entitled to vote present in person or by proxy, although less than a quorum pursuant to Section 2.7 of these Bylaws, shall nevertheless constitute a quorum for the purpose of (a) electing directors at a meeting called for the election of directors that has been previously adjourned for lack of a quorum, and (b) acting, at a meeting that has been adjourned for one or more periods aggregating fifteen (15) days because of an absence of a quorum, upon any matter set forth in the original notice of such adjourned meeting, provided that such original notice shall have complied with the last sentence of
Section 2.6 of these Bylaws.

         Section 2.9 Majority Voting. Any matter brought before a duly organized meeting for a vote of the shareholders, including, without limitation, the amendment of any bylaw, shall be decided by a majority of the votes cast at such meeting by the shareholders present in person or by proxy and entitled to vote thereon, unless the matter is one for which a different vote is required by express provision of the 1988 BCL, the Articles or a bylaw adopted by the shareholders, in any of which case(s) such express provision shall govern and control the decision on such matter.

         Section 2.10 Voting Rights. Except as otherwise provided in the Articles, at every meeting of the shareholders, every shareholder entitled to vote shall have the right to one vote for each share having voting power standing in his or her name on the books of the Corporation. Shares of the Corporation owned by it, directly or indirectly, and controlled by the Board, directly or indirectly, shall not be voted.

         Section 2.11 Proxies. Every shareholder entitled to vote at a meeting of the shareholders may authorize another person to act for him or her by proxy. The presence of, or vote or other action at a meeting of shareholders, by a proxy of a shareholder, shall constitute the presence of, or vote or action by, the shareholder. Every proxy shall be executed in writing by the shareholder or by the shareholder's duly authorized attorney-in-fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice of revocation has been given to the Secretary of the Corporation. No unrevoked proxy shall be valid after three (3) years from the date of its execution, unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is given to the Secretary of the Corporation.

         Section 2.12 Voting Lists. The officer or agent having charge of the transfer books for securities of the Corporation shall make a complete list of the shareholders entitled to vote at a meeting of the shareholders, arranged in alphabetical order, with the address of and the number of shares held by each shareholder, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. If the Corporation has five thousand (5000) or more shareholders, it may make such information available at the meeting by any other means.

         Section 2.13 Judges of Election. In advance of any meeting of the shareholders, the Board may appoint judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of any such meeting may, and on the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one (1) or three (3), as determined by the Board to be appropriate under the circumstances. No person who is a candidate for office to be filled at the meeting shall act as a judge at the meeting. The judges of election shall do all such acts as may be proper to conduct the election or vote with fairness to all shareholders, and shall make a written report of any matter determined by them and execute a certificate of any fact found by them, if requested by the presiding officer of the meeting or any shareholder or the proxy of any shareholder. If there are three (3) judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

         Section 2.14 Participation by Conference Call. No shareholder may participate in any meeting of shareholders by means of conference telephone or similar communications equipment.



                                    ARTICLE 3


                   CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

         Section 3.1 Unanimous Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, if prior or subsequent to the action, a written consent or consents thereto signed by all of the shareholders who would be entitled to vote at a meeting for such purpose shall be filed with the Secretary of the Corporation.

         Section 3.2 Record Date - Consents. Except as otherwise provided in
Section 8.1 of these Bylaws, the record date for determining shareholders entitled to (a) express consent to corporate action in writing without a meeting, when prior action by the Board is not necessary, (b) call a special meeting of the shareholders, or (c) propose an amendment of the Articles, shall be at the close of business on the day on which the written consent, request for a special meeting or petition proposing an amendment of the Articles is filed with the Secretary of the Corporation. If prior action by the Board is necessary, the record date for determining such shareholders shall be at the close of business on the day on which the Board adopts the resolution relating to such action.



                                    ARTICLE 4


                                    DIRECTORS


         Section 4.1 Number and Qualifications. The number of directors shall not be less than three nor more than 12, as shall from time to time (a) be determined by the Board or (b) be set forth in a notice of a meeting of shareholders called for the election of the Board, provided, however, if there is only one shareholder there may be one director. Except as provided in Section
4.4 of these Bylaws in the case of vacancies, directors, other than those constituting the first board of directors, shall be elected by the shareholders. Directors shall be natural persons of full age and need not be residents of the Commonwealth of Pennsylvania or shareholders of the Corporation.

         Section 4.2 Term. Each director shall be elected to serve a term of one
(1) year and until a successor is elected and qualified or until the director's earlier death, resignation or removal.

         Section 4.3. Nominations of Directors. Nominees for election to the Board shall be selected by the Board or a committee of the Board to which the Board has delegated the authority to make such selections pursuant to Section
4.12 of these Bylaws. The Board or such committee, as the case may be, may consider written recommendations from shareholders for nominees for election to the Board provided any such recommendation, together with (a) such information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), and
(b) the consent of each nominee to serve as a director of the Corporation if so elected, is received by the Secretary of the Corporation, in the case of an annual meeting of shareholders, not later than the date specified in the most recent proxy statement of the Corporation as of the date by which shareholder proposals for consideration at the next annual meeting of shareholders must be received and, in the case of a special meeting of shareholders, not later than the tenth (10th) day after the giving of notice of such meeting. Only persons duly nominated for election to the Board in accordance with this Section 4.3 and persons with respect to whose nominations proxies have been solicited pursuant to a proxy statement filed pursuant to the Exchange Act shall be eligible for election to the Board.


         Section 4.4 Vacancies. Vacancies in the Board, including vacancies resulting from an increase in the number of directors, shall be filled by a majority vote of the remaining members of the Board, even though less than a quorum, or by a sole remaining director, and each person so elected shall serve as a director for the balance of the unexpired term. If one or more directors resign from the Board effective at a future date, the directors then in office, including those who have resigned, shall have the power to fill the vacancies by a majority vote, the vote thereon to take effect when the resignations become effective.

         Section 4.5 Removal. The entire Board or any one or more directors may be removed from office without assigning any cause by the vote of the shareholders.

         Section 4.6 Powers. The business and affairs of the Corporation shall be managed under the direction of its Board, which may exercise all powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles or these Bylaws directed or required to be exercised and done by the shareholders.

         Section 4.7 Place of Board Meetings. Meetings of the Board may be held at such place within or without the Commonwealth of Pennsylvania as the Board may from time to time appoint or as may be designated in the notice of the meeting.

         Section 4.8 First Meeting of Newly Elected Board. The first meeting of each newly elected Board may be held at the same place and immediately after the meeting at which such directors were elected and no notice shall be required other than announcement at such meeting. If such first meeting of the newly elected Board is not so held, notice of such meeting shall be given in the same manner as set forth in Section 4.8 of these Bylaws with respect to notice of regular meetings of the Board.

         Section 4.9 Regular Board Meetings; Notice. Regular meetings of the Board may be held at such times and places as shall be determined from time to time by resolution of at least a majority of the whole Board at a duly convened meeting, or by unanimous written consent.

         Section 4.10 Special Board Meetings; Notice. Special meetings of the Board may be called by any of the Primary Officers on notice to each director, specifying the purpose, date, place and hour of the meeting and given at least two (2) days before the meeting and in the same manner consistent with Section
12.4 of these Bylaws. Special meetings shall be called by the Secretary in like manner and on like notice on the written request of two directors.

         Section 4.11 Quorum of the Board. At all meetings of the Board and committees of the Board, the presence of a majority of the directors in office or a majority of the members of such committee, as the case may be, shall constitute a quorum for the transaction of business, and the acts of a majority of the directors or a majority of the members of such committee, as the case may be, present and voting at a meeting at which a quorum is present shall be the acts of the Board or committee as applicable. If a quorum shall not be present at any meeting of directors or committee, the directors or members of the committee present thereat may adjourn the meeting. It shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken.

         Section 4.12 Committees of Directors. The Board may, by resolution adopted by a majority of the directors in office, establish one or more committees, each committee to consist of one or more of the directors, and may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. Any such committee, to the extent provided in such resolution of the Board or in these Bylaws, shall have and may exercise all of the powers and authority of the Board; provided, however, that no such committee shall have any power or authority to (a) submit to the shareholders any action requiring approval of the shareholders under the 1988 BCL, (b) create or fill vacancies on the Board, (c) amend or repeal these Bylaws or adopt new bylaws, (d) amend or repeal any resolution of the Board that by its terms is amendable or repealable only by the Board, (e) unless such committee is an Executive Committee, act on any matter committed by these Bylaws or by resolution of the Board to another committee of the Board, (f) amend the Articles or adopt a resolution proposing an amendment to the Articles, or (g) adopt a plan or an agreement of merger or consolidation, share exchange, asset sale or division. In the absence or disqualification of a member or alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not a quorum is present, may unanimously appoint another director to act at the meeting in the place of any absent or disqualified member. Minutes of all meetings of any committee of the Board shall be kept by the person designated by such committee to keep such minutes. Copies of such minutes and any writing setting forth an action taken by written consent without a meeting shall be distributed to each member of the Board promptly after such meeting is held or such action is taken. Each committee of the Board shall serve at the pleasure of the Board.

         Section 4.13 Participation in Board Meetings by Telephone. One or more directors may participate in a meeting of the Board or of a committee of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and all directors so participating shall be deemed present at the meeting.

         Section 4.14 Action by Consent of Directors. Any action required or permitted to be taken at a meeting of the Board or of a committee of the Board may be taken without a meeting if, prior or subsequent to the action, a consent or consents in writing setting forth the action so taken shall be signed by all of the directors in office or the members of the committee, as the case may be, and filed with the Secretary of the Corporation.

         Section 4.15 Compensation of Directors. The Board may, by resolution, fix the compensation of directors for their services as directors. A director may also serve the Corporation in any other capacity and receive compensation therefor.

         Section 4.16 Directors' Liability. No person who is or was a director of the Corporation shall be personally liable for monetary damages for any action taken, or any failure to take any action, unless (a) such director has breached or failed to perform the duties of his or her office under the 1988 BCL and (b) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness, or unless such liability is imposed pursuant to a criminal statute or for the payment of taxes pursuant to local, state or federal law.

                                    ARTICLE 5


                                    OFFICERS

         Section 5.1 Principal Officers. The officers of the Corporation shall be chosen by the Board, and shall include a Chairman of the Board, a Vice Chairman of the Board, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer (collectively, the "Principal Officers"). The Board shall designate one officer (who need not be a Principal Officer but shall not be an assistant officer) to be the chief financial officer of the Corporation, and another officer (who need not be a Principal Officer but shall not be an assistant officer) to be the chief accounting officer of the Corporation. The President and Chief Executive Officer, all Vice Presidents and the Secretary shall be natural persons of full age. The Treasurer may be a corporation, but if a natural person, shall be of full age. Any number of offices may be held by the same person.

         Section 5.2 Electing Principal Officers. The Board, immediately after each annual meeting of the shareholders, shall elect the Principal Officers of the Corporation, none of whom (other than the Chairman of the Board and the Vice Chairman of the Board) need be members of the Board. Section 1.1.

         Section 5.3 Other Officers. The Corporation may have such other officers, assistant officers, agents and employees as the Board may deem necessary, each of whom shall hold office for such period, have such authority and perform such duties as the Board, the Chairman of the Board, the Vice Chairman of the Board or the President and Chief Executive Officer may from time to time determine. The Board may delegate to any Principal Officer the power to appoint or remove, and set the compensation of, any such other officers and any such agents or employees.

         Section 5.4 Compensation. Except as provided in Section 5.3 of these Bylaws, the salaries of all officers of the Corporation shall be fixed by the Board.

         Section 5.5 Term of Office; Removal. Each officer of the Corporation shall hold office until his or her successor has been chosen and qualified or until his or her earlier death, resignation or removal. Vacancies of any office shall be filled by the Board. Any officer or agent may be removed by the Board with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The election or appointment of an officer or agent shall not of itself create any contract rights.

         Section 5.6 The Chairman of the Board. Unless otherwise determined by the Board of Directors, the Chairman of the Board shall have the usual duties of an executive officer with general active management of the affairs of the Corporation. In the exercise of these duties and subject to the limitations of the laws of the Commonwealth of Pennsylvania, these By-laws, and the actions of the Board of Directors, the Chairman of the Board shall supervise officers, may appoint, suspend and discharge employees and agents, shall sign or countersign all certificates, contracts, or other instruments of the Corporation as authorized by the Board of Directors and shall preside at all meetings of the shareholders and Board of Directors at which he shall be present. The Chairman of the Board shall also have such other powers and perform such other duties as may be assigned to him by the Board of Directors.

     Unless otherwise determined by the Board of Directors, the Chairman of the Board shall have full power and authority on behalf of the Corporation, to attend and to act and to vote at any meeting of the shareholders of any corporation in which the Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock and which, as the owner thereof, the Corporation might have possessed and exercised.

         Section 5.7 The President and Chief Executive Officer. Unless otherwise determined by the Board of Directors, the President and Chief Executive Officer shall have general supervision of the affairs of the Corporation, shall sign or countersign all certificates, contracts, or other instruments of the Corporation as authorized by the Board of Directors, may appoint, suspend and discharge employees and agents, and shall perform any and all other duties as are incident to her or his office or are properly required of him or her by the Board of Directors.

         Section 5.8 The Vice Chairman of the Board. Unless otherwise determined by the Board of Directors, the Vice Chairman of the Board shall have the usual duties of an executive officer with general active management of the affairs of the Corporation. In the exercise of these duties and subject to the limitations of the laws of the Commonwealth of Pennsylvania, these By-laws, and the actions of the Board of Directors, the Vice Chairman of the Board shall be the chief executive officer of each subsidiary of the Corporation, may appoint, suspend and discharge employees and agents, shall sign or countersign all certificates, contracts, or other instruments of the Corporation as authorized by the Board of Directors, and shall in the absence of the Chairman of the Board, preside at all meetings of the shareholders and Board of Directors at which he shall be present. The Vice Chairman of the Board shall also have such other powers and perform such other duties as may be assigned to him by the Board of Directors

         Section 5.9 The Vice Presidents. The Vice-President or Vice-Presidents, in the order designated by the Board, shall, in the absence or disability of the President and Chief Executive Officer, perform the duties and exercise the powers of the President and Chief Executive Officer, and shall perform such other duties as the Board may prescribe or the President and Chief Executive Officer may delegate to them.

         Section 5.10 The Secretary. The Secretary shall attend all sessions of the Board and all meetings of the shareholders and record all the votes of the Corporation and the minutes of all the transactions in a book to be kept for that purpose, and shall perform like duties for the committees of the Board when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board, and shall perform such other duties as may be prescribed by the Board or the President and Chief Executive Officer, under whose supervision the Secretary shall be. He or she shall keep in safe custody the corporate seal, if any, of the Corporation.

         Section 5.11 The Treasurer.

                  (1) The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the Board.

                  (2) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and Chief Executive Officer and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his or her transactions as Treasurer.

         Section 5.12 Bonds. If required by the Board, any officer shall give the Corporation a bond in such sum, and with such surety or sureties as may be satisfactory to the Board, for the faithful discharge of the duties of his or her office and for the restoration to the Corporation, in the case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

                                    ARTICLE 6


                             CERTIFICATES FOR SHARES

         Section 6.1 Share Certificates. The certificates representing shares of the Corporation shall be numbered and registered in a share register as they are issued. The share register shall exhibit the names and addresses of all registered holders and the number and class of shares and the series, if any, held by each.

     The Certificate shall state that the Corporation is incorporated under the laws of the Commonwealth of Pennsylvania, the name of the registered holder and the number and class of shares and the series, if any, represented thereby. If, under its Articles, the Corporation is authorized to issue shares of more than one class or series, each Certificate shall set forth, or shall contain a statement that the Corporation will furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board to fix and determine such rights.

         Section 6.2 Execution of Certificates. Every share certificate shall be executed, by facsimile or otherwise, by or on behalf of the Corporation, by the President and Chief Executive Officer, by any Vice-President, or by the Secretary. In case any officer who has signed or whose facsimile signature has been placed upon any share certificate shall have ceased to be such officer, because of death, resignation or otherwise, before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the time of issue.

                                    ARTICLE 7

                               TRANSFER OF SHARES

         Section 7.1 Transfer. Upon presentment to the Corporation or its transfer agent of a share certificate endorsed by the appropriate person or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate canceled and the transfer registered upon the books of the Corporation, unless either: (a) the Corporation has received a demand from an appropriate person to make an indorsement on such certificate that the Corporation not register transfer; or (b) the Corporation has been served with a restraining order, injunction or other process from a court of competent jurisdiction enjoining it from registering the transfer. Any demand to the Corporation not to register transfer shall identify the registered owner and the issue of which such share is a part and provide an address to send communications directed to the person making the demand. No demand described in

Section 7.1(a) above shall be effective unless it is received by the Corporation at a time and in a manner affording the Corporation a reasonable opportunity to act on it.

         Section 7.2 Request to Register Transfer After Demand. If a share certificate is presented to the Corporation or its transfer agent with a request to register transfer after a demand that the Corporation not register transfer of such certificate has become effective pursuant to Section 7.1 of these Bylaws, then the Corporation shall promptly communicate to each of the person who initiated the demand and the person who presented the certificate for registration of transfer a notification stating that: (a) the certificate has been presented for registration of transfer; (b) a demand that the Corporation not register transfer of such certificate had previously been received; and (c) the Corporation will withhold registration of transfer of such certificate for a period of thirty (30) days (or such shorter period of time as stated in the notification that is not manifestly unreasonable) from the date of the notification in order to provide the person who initiated the demand an opportunity to obtain legal process or an indemnity bond.

         Section 7.3 Limitation of Liability. The Corporation shall not be liable to a person who initiated a demand that the Corporation not register transfer for any loss the person suffers as a result of registration of transfer if the person who initiated demand does not, within the time stated in the notification described in Section 7.2 of these Bylaws, either (a) obtain an appropriate restraining order, injunction or other process from a course of competent jurisdiction enjoining the Corporation from registering the transfer, or (b) file with the Corporation an indemnity bond, sufficient in the Corporation's to protect the Corporation or its transfer agent from any loss it or they may suffer by refusing to register the transfer.


                                    ARTICLE 8


                      RECORD DATE; IDENTITY OF SHAREHOLDERS

         Section 8,1 Record Date. The Board may fix a time, prior to the date of any meeting of the shareholders, as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall not be more than ninety (90) days prior to the date of the meeting. Except as otherwise provided in Section
8.2 of these Bylaws, only the shareholders of record at the close of business on the date so fixed shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of securities on the books of the Corporation after any record date so fixed. The Board may similarly fix a record date for the determination of shareholders for any other purpose. When a determination of shareholders of record has been made as herein provided for purposes of a meeting, the determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

         Section 8.2 Certification of Nominee. The Board may adopt a procedure whereby a shareholder may certify in writing to the Secretary of the Corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. The Board, in adopting such procedure, may specify (a) the classification of shareholder who may certify, (b) the purpose or purposes for which the certification may be made, (c) the form of certification and the information to be contained therein,
(d) as to certifications with respect to a record date, the date after the record date by which the certification must be received by the Secretary of the Corporation, and (e) such other provisions with respect to the procedure as the Board deems necessary or desirable. Upon receipt by the Secretary of the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified instead of the persons making the certification.

                                    ARTICLE 9

                             REGISTERED SHAREHOLDERS

         Section 9.1 Before due presentment for transfer of any shares, the Corporation shall treat the registered owner thereof as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner, and shall not be bound to recognize any equitable or other claim or interest in such securities, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the Commonwealth of Pennsylvania or Section 8.2 of these Bylaws.

                                   ARTICLE 10

                                LOST CERTIFICATES

         Section 10.1 If the owner of a share certificate claims that it has been lost, destroyed, or wrongfully taken, the Corporation shall issue a new certificate in place of the original certificate if the owner so requests before the Corporation has notice that the certificate has been acquired by a bona fide purchaser, and if the owner has filed with the Corporation an indemnity bond and an affidavit of the facts satisfactory to the Board or its designated agent, and has complied with such other reasonable requirements, if any, as the Board may deem appropriate.

                                   ARTICLE 11

                                  DISTRIBUTIONS

         Section 11.1 Distributions. Distributions upon the shares of the Corporation, whether by dividend, purchase or redemption or other acquisition of its shares subject to any provisions of the Articles related thereto, may be authorized by the Board at any regular or special meeting of the Board and may be paid directly or indirectly in cash, in property or by the incurrence of indebtedness by the Corporation.

         Section 11.2 Reserves. Before the making of any distributions, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the Board from time to time, in its absolute discretion, deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall deem conducive to the interests of the Corporation, and the Board may abolish any such reserve in the manner in which it was created.

         Section 11.3 Stock Dividends/Splits. Stock dividends or splits upon the shares of the Corporation, subject to any provisions of the Articles related thereto, may be authorized by the Board at any regular or special meeting of the Board.

                                   ARTICLE 12

                               GENERAL PROVISIONS

         Section 12.1 Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers as the Board may from time to time designate.

         Section 12.2 Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board.

         Section 12.3 Seal. The corporate seal, if any, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Pennsylvania." Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. The affixation of the corporate seal shall not be necessary to the valid execution, assignment or endorsement of any instrument or other document by the Corporation.

         Section 12.4 Notices. Whenever, under the provisions of the 1988 BCL or of the Articles or of these Bylaws or otherwise, written notice is required to be given to any person, it may be given to such person either personally or by sending a copy thereof by first class or express mail, postage prepaid, telegram (with messenger service specified), telex, TWX (with answerback received), courier service (with charges prepaid) or facsimile transmission, to his or her address, (or to his or her telex, TWX, or facsimile number), appearing on the books of the Corporation or, in the case of directors, supplied by the director to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person. A notice given by telex or TWX shall be deemed to have been given when dispatched. If mailed at least twenty (20) days prior to the meeting or corporate action to be taken, notice may be sent by any class of post paid mail (including bulk mail).


         Section 12.5 Waiver of Notice. Whenever any notice is required to be given by the 1988 BCL or by the Articles or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted nor the purpose of a meeting need be specified in the waiver of notice of the meeting. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting, except where any person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened, and the person so objects at the beginning of the meeting.


                                   ARTICLE 13

                                   AMENDMENTS

         Section 13.1 Amendments. The Bylaws may be adopted, amended or repealed by a majority vote of the shareholders entitled to vote thereon at any regular or special meeting duly convened or, except for a bylaw on a subject expressly committed to the shareholders by the 1988 BCL, by a majority vote of the members of the Board at any regular or special meeting duly convened, subject always to the power of the shareholders to change such action by the directors; however, whenever the Bylaws require for the taking of any action by the shareholders or a class of shareholders a specific number or percentage of votes, the provision of the Bylaws setting forth that requirement shall not be amended or repealed by any lesser number or percentage of votes of the shareholders or of the class of shareholders. In the case of a meeting of shareholders, written notice shall be given to each shareholder that the purpose, or one of the purposes, of a meeting is to consider the adoption, amendment or repeal of the Bylaws. There shall be included in, or enclosed with the notice, a copy of the proposed amendment or a summary of the changes to be effected thereby. Any change in the Bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change.

                                   ARTICLE 14

                                 INDEMNIFICATION

         Section 14.1 Officers and Directors - Direct Actions. The Corporation shall indemnify any director or officer of the Corporation (as used herein, the phrase "director or officer of the Corporation" shall mean any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise (including any subsidiary of the Corporation)), any person who was or is a party (other than a party plaintiff suing on his or her own behalf), or who is threatened to be made such a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she met the standard of conduct of (a) acting in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and (b) with respect to any criminal proceeding, having no reasonable cause to believe his or her conduct was unlawful. The termination of any action or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person (a) did not act in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and (b) with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         Section 14.2 Officers and Directors - Derivative Actions. The Corporation shall indemnify any director or officer of the Corporation who was or is a party (other than a party suing in the right of the Corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of the action, suit or proceeding if he or she met the standard of conduct of acting in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation. Indemnification shall not be made under this Section in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the Corporation unless and only to the extent that the Court of Common Pleas of the judicial district embracing the county in which the registered office of the Corporation is located or the court in which the action, suit or proceeding was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses that the Court of Common Pleas or other court deems proper.

         Section 14.3 Employees and Agents. The Corporation may, to the extent permitted by the 1988 BCL, indemnify any employee or agent of the Corporation (as used in this Article 14, the phrase "employee or agent of the Corporation shall mean any person who is or was an employee or agent of the Corporation, other than an officer, or is or was serving at the request of the Corporation as an employee or agent of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise (including any subsidiary of the Corporation) who was or is a party, or who is threatened to be made such a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding by reason of the fact that he or she is or was an employee or agent of the Corporation, provided he or she has met the standard of conduct set forth in Sections 14.1 and 14.2, subject to the limitations set forth in Section 14.2 in the case of an action, suit or proceeding by or in the right of the Corporation to procure a judgment in the Corporation's favor.

         Section 14.4 Mandatory Indemnification. To the extent that a director or officer of the Corporation or any employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action or proceeding referred to in Sections 14.1, 14.2 or 14.3 of this Article 14, or in defense of any claim, issue or matter therein, he or she shall be indemnified by the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

         Section 14.5 Advancing Expenses. Expenses (including attorneys' fees) incurred by a director or officer of the Corporation or an employee or agent of the Corporation in defending any action or proceeding referred to in this
Article 14 may be paid by the Corporation in advance of the final disposition of the action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article 14.

         Section 14.6 Procedure.

                  (a) Unless ordered by a court, any indemnification under
Section 14.1, 14.2 or 14.3 or advancement of expenses under Section 14.5 of this
Article 14 shall be made by the Corporation only as authorized in a specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 14.1, 14.2 or 14.3.

                  (b) All determinations under this Section 14.6 shall be made:

                           (i) With respect to indemnification under Section
14.3 and advancement of expenses to an employee or agent of the Corporation, other than an officer, by the Board by a majority vote.

                           (ii) With respect to indemnification under Section
14.1 or 14.2 and advancement of expenses to a director or officer of the Corporation,

                                    (A) By the Board by a majority vote of a
quorum consisting of directors who were not parties to such action or proceeding, or

                                    (B) If such a quorum is not obtainable, or,
if obtainable and if a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

                                    (C) By the shareholders.

         Section 14.7 Nonexclusivity of Indemnification.


                  (a) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 14 shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in his or her official capacity and as to actions in another capacity while holding that office.
Section 1728 (relating to interested directors; quorum) of the 1988 BCL, or any successor section, shall be applicable to any Bylaw, agreement or transaction authorized by the directors under this Section 14.7. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner its indemnification obligations, whether arising under or pursuant to this Article 14 or otherwise.

                  (b) Indemnification pursuant to Section 14.7(a) hereof shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

                  (c) Indemnification pursuant to Section 14.7(a) under any Bylaw, agreement, vote of shareholders or directors or otherwise, may be granted for any action taken or any failure to take any action and may be made whether or not the Corporation would have the power to indemnify the person under any other provision of law except as provided in this Section 14.7 and whether or not the indemnified liability arises or arose from any threatened or pending or completed action by or in the right of the Corporation.

         Section 14.8 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or an employee or agent of the Corporation, against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against that liability under the provisions of this Article 14 or otherwise.

         Section 14.9 Past Officers and Directors. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 14 shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs and personal representatives of that person.

         Section 14.10 Surviving or New Corporations. References to "the Corporation" in this Article 14 include all constituent corporations absorbed in a consolidation, merger or division, as well as the surviving or new corporation resulting therefrom, so that any director, officer, employee or agent of the constituent, surviving or new corporation shall stand in the same position under the provisions of this Article 14 with respect to the surviving or new corporation as he or she would if he or she had served the surviving or new corporation in the same capacity.

         Section 14.11 Employee Benefit Plans.


                  (a) References in this Article 14 to "other enterprises" shall include employee benefit plans and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, the person with respect to an employee benefit plan, its participants or beneficiaries.

                  (b) Excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be deemed "fines."


                  (c) Action with respect to an employee benefit plan taken or omitted in good faith by a director, officer, employee or agent of the Corporation in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be action in a manner that is not opposed to the best interests of the Corporation.

                                                                      ANNEX XIII

                           MARLTON TECHNOLOGIES, INC.
                           2001 EQUITY INCENTIVE PLAN


         SECTION 1. Purpose; Definitions. The purposes of the Marlton Technologies, Inc. 2001 Equity Incentive Plan (the "Plan") are to: (a) enable Marlton Technologies, Inc. (the "Company") and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

         For purposes of the Plan, the following initially capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:

         a. "Affiliate" means, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

         b. "Award" means a grant of Options or Restricted Shares pursuant to the provisions of this Plan.

         c. "Award Agreement" means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

         d. "Board" means the Board of Directors of the Company, as constituted from time to time; provided, however, that if the Board appoints a Committee to perform some or all of the Board's administrative functions hereunder pursuant to Section 2, references in this Plan to the "Board" will be deemed to also refer to that Committee in connection with administrative matters to be performed by that Committee.

         e. "Cause" means (i) alcohol abuse or use of controlled drugs (other than in accordance with a physician's prescription); (ii) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (iv) below) to the Company (other than due to a Disability), which failure, refusal or inability is not cured within ten (10) days after delivery of notice thereof; (iii) gross negligence or willful misconduct in the course of employment; (iv) any breach of any obligation or duty to the Company or any of its Subsidiaries or Affiliates (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; (v) other conduct involving any type of disloyalty to the Company or any of its Affiliates or Subsidiaries, including, without limitation, fraud, embezzlement, theft or proven dishonesty; and (vi) conviction of (or the entry of a plea of guilty or nolo contendere to) a misdemeanor involving moral turpitude or a felony. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates or Subsidiaries) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines "cause," then with respect to such Participant, "Cause" shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

         f. "Change in Control" means (i) the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding any sales by stockholders made as part of an underwritten public offering of the common stock of the Company) by stockholders of the Company, in one transaction or a series of related transactions, of more than fifty percent (50%) of the voting power represented by the then outstanding capital stock of the Company to one or more Persons, (ii) the sale of substantially all the assets of the Company (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization), or (iii) the liquidation or dissolution of the Company.

         g. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         h. "Committee" means a committee appointed by the Board in accordance with Section 2 of this Plan.

         i. "Director" means a member of the Board.

         j. "Disability" means a condition rendering an Optionee Disabled.

         k. "Disabled" will have the same meaning as set forth in Section 22(e)(3) of the Code.

         l. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         m. "Fair Market Value" means, as of any date: (i) if the Shares are not traded in the over-the-counter market, the value of such Shares on that date, as determined by the Board in its sole and absolute discretion; or (ii) if the Shares are traded in the over-the-counter market, the Fair Market Value per Share shall be the mean of the bid and asked prices for a Share on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported Share prices. In the event Shares are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a Share shall be the closing price for a Share on the exchange or on the NASDAQ National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding date on which there were reported Share prices.

         n. "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         o. "Non-Employee Director" will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each "Non-Employee Director" also be an "outside director" as that term is defined in regulations under Section 162(m).

         p. "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

         q. "Option" means any option to purchase Shares (including Restricted Shares, if the Board so determines) granted pursuant to Section 5 hereof.

         r. "Participant" means an employee, consultant or Director of the Company or any of its Affiliates to whom an Award is granted.

         s. "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

         t. "Restricted Shares" means Shares that are subject to restrictions pursuant to Section 7 hereof.

         u. "Share" means a share of Company's common stock, subject to substitution or adjustment as provided in Section 3(c) hereof.

         v. "Subsidiary" means, in respect of the Company, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

         SECTION 2. Administration. The Plan will be administered by the Board; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board's administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

         Any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, all members of any Committee established pursuant to this Section 2 will be Non-Employee Directors. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         Members of the Board who are eligible for Awards or have received Awards may vote on any matters affecting the administration of the Plan or the grant of Awards, except that no such member will act upon the grant of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the grant of Awards to himself or herself.

         The Board will have full authority to grant Awards under this Plan. In particular, the Board will have the authority:

         a. to select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);

         b. to determine the type of Award to be granted to any person hereunder;

         c. to determine the number of Shares, if any, to be covered by each such Award;

         d. to establish the terms and conditions of each Award Agreement;

         e. to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

         f. to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant.

         The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); to amend the terms of any Award Agreement, provided that the Participant consents to such amendment; and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

         All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No member of the Board will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

         SECTION 3. Shares Subject to the Plan.

         a. Shares Subject to the Plan. The Shares to be subject to Options or Restricted Shares under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Options or Restricted Shares under the Plan is 2,000,000 and the Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. Notwithstanding the foregoing, no individual may receive Awards with respect to more than 1,000,000 Shares in any calendar year.

         b. Effect of the Expiration or Termination of Awards. If and to the extent that an Option expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option will again become available for grant under the Plan. Similarly, if any Restricted Share is canceled, forfeited or repurchased for any reason, or if any Share is withheld pursuant to Section 9(d) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan. Finally, if any Share is received in satisfaction of the exercise price payable upon exercise of an Option, that Share will become available for grant under the Plan.

         c. Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting the Shares, equitable substitutions or adjustments will be made by the Board, in its sole and absolute discretion, to the aggregate number, type and issuer of the securities reserved for issuance under the Plan, to the number, type and issuer of Shares subject to outstanding Options, to the exercise price of outstanding Options, and to the number, type and issuer of Restricted Shares.

         d. Change in Control. Notwithstanding anything to the contrary set forth in this Plan, upon or in anticipation of any Change in Control, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause all outstanding Options to become fully vested and immediately exercisable; (ii) cause all outstanding Restricted Shares to become non-forfeitable; (iii) cancel any Option in exchange for an option to purchase common stock of any successor corporation, which new option satisfies the requirements of Treas. Reg. ss. 1.425-1(a)(4)(i) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option), (iv) cancel any Restricted Shares in exchange for restricted shares of the common stock of any successor corporation, (v) redeem any Restricted Share for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control; (vi) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to that Option, multiplied by
(B) the difference between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option; provided, however, the Board may not take any action with respect to the Plan that would make a Change in Control ineligible for pooling of interests accounting treatment or any particular tax treatment if, in the absence of such action, the Change in Control would qualify for such treatment and the Company intends to use such treatment with respect to that Change in Control.

         SECTION 4. Eligibility. Employees, directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan. Persons who are not employees of the Company or a Subsidiary are eligible to be granted Awards, but are not eligible to be granted Incentive Stock Options.

         SECTION 5. Options. Options granted under the Plan may be of two types:
(i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Any Option granted under the Plan will be in such form as the Board may from time to time approve.

         The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

         a. Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option will be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option will be not less than 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

         b. Option Term. The term of each Option will be fixed by the Board, but no Option will be exercisable more than ten (10) years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five (5) years. No Option may be exercised by any person after expiration of the term of the Option.

         c. Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board determines, in its sole and absolute discretion.

         d. Method of Exercise. Subject to the exercise provisions under Section 5(c) and the termination provisions set forth in Section 6, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of previously acquired Shares may be authorized only at the time the Option is granted.

         No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has made the representations described in Section 9(a) hereof.

         e. Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. Any Option not meeting such limitation will be treated for all purposes as a Non-Qualified Stock Option.

         f. Termination of Employment. Unless otherwise specified in the Award Agreement, Options will be subject to the terms of Section 6 with respect to exercise upon termination of employment.

         g. Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Option, no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options will be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

         SECTION 6. Termination of Service. Unless otherwise specified with respect to a particular Option in the applicable Award Agreement, all Options will remain exercisable after termination of employment only to the extent specified in this Section 6.

         a. Termination by Reason of Death. If a Participant's service with the Company or any Affiliate terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then twelve (12) months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

         b. Termination by Reason of Disability. If a Participant's service with the Company or any Affiliate terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then twelve (12) months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

         c. Cause. If a Participant's service with the Company or any Affiliate is terminated for Cause: (i) any Option not already exercised will be immediately and automatically forfeited as of the date of such termination, and
(ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

         d. Other Termination. If a Participant's service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

         SECTION 7. Restricted Shares.

         a. Issuance. Restricted Shares may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards.

         b. Awards and Certificates. The Award Agreement evidencing the grant of any Restricted Shares will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for Restricted Shares may, but need not, be zero.

         A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement or by applicable law:

         THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE MARLTON TECHNOLOGIES, INC. 2001 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN [THE PARTICIPANT] AND MARLTON TECHNOLOGIES, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF MARLTON TECHNOLOGIES, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

         Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Share Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

         c. Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 7 will be subject to the following restrictions and conditions:

            (i) During a period commencing with the date of grant of an Award of Restricted Shares and ending at such time or times as specified by the Board (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Shares upon the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.

            (ii) Consistent with Section 3(c), any distributions or dividends paid in the form of securities with respect to Restricted Shares will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

            (iii) Subject to the applicable provisions of the Award Agreement, if a Participant's service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant's Restricted Shares which then remain subject to forfeiture will be forfeited.

            (iv) In the event of hardship or other special circumstances of a Participant whose service with the Company is involuntarily terminated (other than for Cause), the Board may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Shares, based on such factors as the Board may deem appropriate.

            (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares (or if and when the restrictions applicable to Restricted Shares lapse pursuant to Sections 3(d) or 7(c)(iv)), the certificates for such Shares will be replaced with new certificates, without the portion of restrictive legends described in Section 7(b) applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

         SECTION 8. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but, except as otherwise provided in Section 3(d) of the Plan, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award, without that Participant's consent, or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), would: (i) increase the total number of Shares reserved for the purposes of the Plan (except as otherwise provided in Section 3(c)), or (ii) change the persons or class of persons eligible to receive Awards.

         SECTION 9. General Provisions.

            a. The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring any unregistered securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. The certificate evidencing any Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

            All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            b. Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

            c. The adoption of the Plan will not confer upon any employee of the Company or a Subsidiary any right to continued employment with the Company or such Subsidiary, nor will it interfere in any way with the right of the Company or such Subsidiary to terminate the employment of any of its employees at any time.

            d. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         SECTION 10. Effective Date of Plan. This Plan will become effective on the date that it is approved by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company's outstanding voting shares is present, either in person or by proxy.

         SECTION 11. Term of Plan. This Plan will continue in effect until terminated in accordance with Section 8; provided, however, that no Incentive Stock Option will be granted hereunder on or after the tenth (10th) anniversary of the date of shareholder approval of the Plan; but provided further, that Incentive Stock Options granted prior to such tenth (10th) anniversary may extend beyond that date.

         SECTION 12. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

         SECTION 13. Governing Law. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

         SECTION 14. Board Action. Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

            a. the Company's Articles of Incorporation (as the same may be amended and/or restated from time to time); and

            b. the Company's Bylaws (as the same may be amended and/or restated from time to time).

         SECTION 15. Notices. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received.

                           MARLTON TECHNOLOGIES, INC.
         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 7, 2001.
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Revoking any such prior appointment, the undersigned hereby appoints Fred Cohen, William F. Hamilton and Seymour Hernes, and each of them, attorneys and agents, with power of substitution, to vote as proxy for the undersigned, as herein stated, at the Annual Meeting of Shareholders of Marlton Technologies, Inc., to be held, on November 7, 2001 at 9:00 A.M. at the Main Conference Room, Sparks Exhibits Building, 2828 Charter Road, Philadelphia, Pennsylvania, and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

         This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS (WITH DISCRETIONARY AUTHORITY OF THE PROXY HOLDERS TO CUMULATE VOTES), FOR THE APPROVAL OF THE INVESTMENT PROPOSAL, FOR THE APPROVAL OF THE REINCORPORATION PROPOSAL AND FOR THE APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN PROPOSAL. This Proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

                    (Please vote and sign on the other side.)

--------
         Please mark your
   X     votes as in this
         example.
--------

         This proxy is solicited by the Board of Directors. The Board Management recommends a vote FOR the Directors nominated and Matters No. 3 and No. 4. The Independent Committee of the Board recommends a vote FOR the Matter No. 2

1.       Election of Directors.
         Nominees:  Fred Cohen and William F. Hamilton

         [ __ ] Vote for all (except as marked to the contrary below). [ __ ] Withhold authority to vote for all.

         (Instruction: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)

         --------------------------------


2.       Approval of Investment Transaction Proposal

         [ __ ]  For                 [ __ ]  Against             [ __ ]  Abstain


3.       Approval of Reincorporation Proposal

         [ __ ]  For                 [ __ ]  Against             [ __ ]  Abstain


4.       Approval of 2001 Equity Incentive Plan Proposal

         [ __ ]  For                 [ __ ]  Against             [ __ ]  Abstain


         5. In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.


PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE _____________________________      Date_______________________________


SIGNATURE _____________________________      Date_______________________________
          Signature if held jointly

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.


                                      B-2